PROSPECTUS
May 1, 2001

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

GROUP VARIABLE UNIVERSAL LIFE INSURANCE
FOR EMPLOYEES OF MORGAN GUARANTY TRUST COMPANY OF NY

This document is a prospectus. It tells you about a GROUP VARIABLE UNIVERSAL LIFE INSURANCE contract offered by The Prudential Insurance Company of America ("Prudential," "we," "our," or "us") to Morgan Guaranty Trust Company of NY ("Morgan Guaranty"). The benefits available under the Group Variable Universal Life Insurance Contract (the "Group Contract") are in addition to any Basic Employee Term Life Insurance benefits.

Eligible Group Members are full-time and regular part-time employees of Morgan Guaranty, including its subsidiaries and its affiliated companies, who are on the U.S. payroll and scheduled to work 20 hours or more in a week.

We will give a Certificate to each Eligible Group Member or spouse who buys coverage under the Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

The Group Contract and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select. The Death Benefit will usually not be less than the Face Amount of the Certificate. Surrenders, partial withdrawals, and loans are available but certain rules and limits apply to how they work.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms are special because they describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a DEFINITIONS OF SPECIAL TERMS section on page 48. It's easy to recognize a defined term--we capitalize any defined terms that we use.

A WORD ABOUT REPLACING YOUR LIFE INSURANCE: You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage--either by asking for a new policy or by buying additional insurance--than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should get advice from a tax advisor.

YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS DOCUMENT WILL BE FOLLOWED BY PROSPECTUSES FOR EACH OF THE FUNDS UNDER THE GROUP PROGRAM THAT WILL BE AVAILABLE TO YOU. THE GROUP CONTRACTHOLDER CHOSE THE FUNDS THAT ARE AVAILABLE TO YOU.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone (800) 562-9874

The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding issuers that file electronically with the SEC. You may also obtain and copy information at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. You may obtain copies of available information upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

GL.2001.059

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (called the "Separate Account") has a number of investment options, twelve of which are currently available to you. We call each option a "Subaccount." We will invest the assets of each Subaccount in one of three families of mutual funds. They are:

o    The Prudential Series Fund, Inc. (called the "Series Fund")

o    The J.P. Morgan Series Trust II

o    The American Century Variable Portfolios, Inc.

When we refer to "Funds" in this prospectus, we mean all or any of these funds.

You may choose investment options from among the twelve available Funds or you may choose to invest in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.)

Once you select the investment options you want, Prudential will direct your premium payments to the Subaccount associated with those Funds or to the Fixed Account.

We describe the twelve available Funds briefly in the section called "THE FUNDS." It starts on page 13. We will send you a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses tell you about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

                               TABLE OF CONTENTS


                                                                                                            PAGE
BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE ..................................................    1

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES ................................................    8

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT
  GI-2, AND THE VARIABLE INVESTMENT OPTIONS UNDER THE CERTIFICATES .......................................   12
        The Prudential Insurance Company of America ......................................................   12
        The Prudential Variable Contract Account GI-2 ....................................................   12
        The Funds ........................................................................................   13
        Fund Names and Objectives ........................................................................   13
        Fund Fees and Expenses ...........................................................................   15
        Fund Advisers ....................................................................................   16
        The Fixed Account ................................................................................   16

DETAILED INFORMATION ABOUT THE CERTIFICATES ..............................................................   17
        Who is Eligible for Coverage .....................................................................   17
        How Prudential Issues Certificates ...............................................................   17
        A "Free Look" Period .............................................................................   18
        Evidence of Good Health ..........................................................................   18
        Procedures .......................................................................................   19
        Premiums .........................................................................................   19
        Effective Date of Insurance ......................................................................   20
        How Prudential Will Deposit and Invest Premium Payments ..........................................   20
        How You Can Change the Way Prudential Allocates
          Future Premium Payments ........................................................................   21
        How You Can Transfer Amounts in Your Certificate Fund
          from One Investment Option to Another ..........................................................   21
        Dollar Cost Averaging ............................................................................   22
        Death Benefits ...................................................................................   23
        Changes in Face Amount ...........................................................................   25
        Charges and Expenses .............................................................................   25
        Cash Surrender Value .............................................................................   29
        Full Surrenders ..................................................................................   29
        Paid-up Coverage .................................................................................   30
        Partial Withdrawals ..............................................................................   30
        Loans ............................................................................................   31
        Lapse ............................................................................................   32
        Termination of the Group Contract ................................................................   33
        Participants Who Are No Longer Eligible Group Members
          (or Spouses of Eligible Group Members) .........................................................   33
        Options on Termination of Coverage ...............................................................   34
        Reinstatement ....................................................................................   35
        Tax Treatment of Certificate Benefits ............................................................   36



        ERISA Considerations .............................................................................   39
        When Proceeds Are Paid ...........................................................................   40
        Beneficiary ......................................................................................   41
        Incontestability .................................................................................   41
        Misstatement of Age ..............................................................................   41
        Suicide Exclusion ................................................................................   41
        Assignment .......................................................................................   42
        Voting Rights ....................................................................................   42
        Substitution of Fund Shares ......................................................................   43
        Accelerated Death Benefit ........................................................................   43
        Reports ..........................................................................................   44
        Sale of the Contract and Sales Commissions .......................................................   44
        Ratings and Advertisements .......................................................................   45
        Services Performed by Third Parties ..............................................................   45
        State Regulation .................................................................................   45
        Experts ..........................................................................................   46
        Litigation .......................................................................................   46

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS .....................................................   48

DIRECTORS AND OFFICERS OF PRUDENTIAL .....................................................................   51

FINANCIAL STATEMENTS OF THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE
  PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2 ..............................................................   A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF
  AMERICA AND ITS SUBSIDIARIES ...........................................................................   B1



YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IN ANY JURISDICTION WHERE AN OFFERING MAY NOT BE LAWFULLY MADE. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE

In this section of the prospectus, we answer some questions that are frequently asked about the Group Variable Universal Life Insurance issued to Morgan Guaranty and about the Certificates issued under the Group Contract. You can find more detailed information on later pages of the prospectus.

The Group Contract and Certificate provide even more detailed information. You will get a Certificate if you buy the Group Variable Universal Life Insurance.

WHAT IS THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is an insurance contract issued by Prudential to Morgan Guaranty. It states all the terms of the agreement between Prudential and Morgan Guaranty. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance.

We will give a Certificate to each Eligible Group Member and spouse who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

HOW DOES PRUDENTIAL CALCULATE THE CERTIFICATE'S DEATH BENEFIT?

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, within certain limits. Prudential will calculate the Death Benefit like this:

o The DEATH BENEFIT is the Face Amount of insurance PLUS the value of your Certificate Fund on the date of your death MINUS any Certificate Debt and outstanding charges.

(In some cases, we will increase the Death Benefit to an amount that is more than the Face Amount plus the value of the Certificate Fund. We will do that to make sure that the Certificate meets the definition of "life insurance" under the Internal Revenue Code. We will still deduct any Certificate Debt and outstanding charges.)

The CERTIFICATE FUND consists of the Net Premiums that we invest in the investment options you selected. Prudential will deduct its charges for the insurance from the Certificate Fund. The value of the Certificate Fund will change each day based on the performance of those investment options and to reflect the deduction of daily charges.

See the DEATH BENEFITS section on page 23.

HOW DOES PRUDENTIAL CALCULATE THE CASH SURRENDER VALUE OF THE CERTIFICATE?

Prudential calculates the Cash Surrender Value of a Certificate like this:

o The CASH SURRENDER VALUE is the value of the Certificate Fund on the day of the surrender MINUS any Certificate Debt and outstanding charges.

See the CASH SURRENDER VALUE section on page 29.

WHAT PREMIUMS MUST I PAY?

You can usually choose how often you pay premiums and the amount of premiums. Participants and spouses employed by Morgan Guaranty, its subsidiaries and affiliates will generally make premium payments by automatic payroll deduction.

Prudential will keep your insurance in force as long as the balance in your Certificate Fund is enough to pay the charges that are due to Prudential each month. If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.

See the PREMIUMS section on page 19.

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The Separate Account has twelve Subaccounts that are currently available to Participants. We invest the assets of each Subaccount in its corresponding Fund.

In the future, Morgan Guaranty may make additional Funds available, up to a maximum of twenty Funds.

You may invest in any of the twelve Funds and in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%. See THE FIXED ACCOUNT section on page 16.)

See THE FUNDS section on page 13. The prospectuses for each Fund also give more information about each Fund.

DOES GROUP VARIABLE UNIVERSAL LIFE INSURANCE OFFER CHOICE AND FLEXIBILITY IN THE AMOUNT OF INSURANCE PROTECTION I CAN GET?

Yes. The Death Benefit under a Certificate includes, among other things, the value of your Certificate Fund. The value of your Certificate Fund will vary with the performance of the investment options you select. So, your Death Benefit could grow more than it could under a certificate that does not include investment options. But, the Death Benefit may also go down if the investment options in your Certificate Fund have poor investment performance.

You choose how to invest the amount you have in your Certificate Fund. You may choose more aggressive Funds or less aggressive Funds. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.

If you prefer to avoid or reduce the risks that come with investing in the Funds, you can choose to direct some or all of the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See THE FIXED ACCOUNT section on page 16.

WHAT CHARGES DOES PRUDENTIAL MAKE?

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks, and expenses.

All charges made by Prudential are described in detail in the CHARGES AND EXPENSES section on page 25. This chart briefly outlines the charges that may be made:

--------------------------------------------------------------------------------
     YOU MAKE A PREMIUM PAYMENT.
--------------------------------------------------------------------------------
                                       |
                                       |
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     THEN, PRUDENTIAL DEDUCTS THESE CHARGES:

     o A CHARGE FOR TAXES ON PREMIUM PAYMENTS. Currently, this charge is 2.3%. (In some states, this charge is known as a premium-based administrative charge.)

     o A PROCESSING CHARGE of up to $2. We do not currently impose this charge.

     o    A SALES CHARGE of up to 3 1/2%. We do not currently impose this charge.
--------------------------------------------------------------------------------
                                       |
                                       |
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     THE REMAINDER IS YOUR NET PREMIUM

     This is the amount that you can invest in one or more of the available investment options.
--------------------------------------------------------------------------------
                                       |
                                       |

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     DAILY CHARGES

     After your Net Premium is directed to your investment option(s), Prudential deducts these DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

     o A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected.

          Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential guarantees that this charge will not be more than an effective annual rate of 0.90%.

     o A DAILY CHARGE for investment management fees and expenses. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

     In 2000, the total expenses (after expense reimbursement) of the Funds ranged from 0.44% to 1.23% of their average net assets.
--------------------------------------------------------------------------------
                                       |
                                       |
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     MONTHLY CHARGES

     Prudential deducts these charges from your Certificate Fund each month:

     o A CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, this charge may be up to $2 per month. Prudential guarantees that it will not be more than $6 per month.

     o    A CHARGE FOR THE COST OF INSURANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     ADDITIONAL CHARGES

     The Group Contract also permits Prudential to make the following TRANSACTION CHARGES:

     o When you request MORE THAN 12 TRANSFERS BETWEEN INVESTMENT OPTIONS in a Certificate Year. The charge may be up to $20 for each transfer after the 12th one. This charge will not increase.

     o When a Participant who is no longer an Eligible Group Member continues coverage on a Portable basis. The ADDITIONAL ADMINISTRATIVE CHARGE FOR DIRECT BILLING is $3 per bill. The Participant may elect to receive quarterly, semi-annual, or annual bills.

     Also, Prudential has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account. No such charge is currently made. Prudential also has the right to assess charges for certain other transactions.
--------------------------------------------------------------------------------

CAN I MAKE WITHDRAWALS FROM THE CERTIFICATE FUND?

Yes. You may request a partial withdrawal from the Certificate Fund. You may also surrender your insurance and receive its Cash Surrender Value. See the PARTIAL WITHDRAWALS section on page 30 and the FULL SURRENDERS section on page 29.

With respect to purchases or sales involving the Subaccounts, we price transactions as of 4:00 p.m. Eastern time each Business Day. Such transactions received in good order prior to 4:00 p.m. Eastern time on a given Business Day will be priced as of that day.

CAN I TAKE LOANS?

Yes. You may borrow money from your Certificate Fund. The Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

When you take a loan from your Certificate Fund, here's what happens:

o The amount of the loan is transferred from your investment options to a Loan Account. This Loan Account is still part of your Certificate Fund.

o The Loan Account earns interest at an effective annual rate that is currently 1% less than the rate Prudential charges as interest on the loan.

The term "Certificate Debt" is used to mean any outstanding loan plus its accrued interest. Certificate Debt is deducted from any amount payable at the Covered Person's death. It is also deducted from the Certificate's Cash Surrender Value.

HOW IS MY INSURANCE COVERAGE AFFECTED WHEN I AM NO LONGER A MEMBER OF THE GROUP?

You may continue your insurance even though you are no longer part of the group or no longer the spouse of an Eligible Group Member, if you meet eligibility requirements. The charges for continued insurance may be higher.

You may also surrender the insurance for its Cash Surrender Value, elect to use the Cash Surrender Value to buy Paid-up Coverage, or convert the insurance to an individual life insurance policy.

See the OPTIONS ON TERMINATION OF COVERAGE section on page 34.

WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE?

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

o First, the Death Benefit is generally not included in the gross income of the beneficiary.

o Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.

o Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the MODIFIED ENDOWMENT CONTRACTS section on page 37.

o Fourth, loans are not generally treated as distributions.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36. You should consult your tax advisor for guidance on your specific situation.

WHAT ARE THE FUNDS' CHARGES?

The following table summarizes the fee and expense information for the available Funds. For more information about the Funds, see THE FUNDS section on page 13.


FUND FEES AND EXPENSES

==============================================================================================================
                                                                                               TOTAL FUND
                                                     INVESTMENT                              ANNUAL EXPENSES
                                                     MANAGEMENT     12B-1      OTHER         (AFTER EXPENSE
                       FUNDS                             FEE        FEES     EXPENSES      REIMBURSEMENTS) (1)
--------------------------------------------------------------------------------------------------------------
  THE PRUDENTIAL SERIES FUND, INC.
    Flexible Managed Portfolio                          0.60%        --        0.04%              0.64%
    Global Portfolio                                    0.75%        --        0.10%              0.85%
    High Yield Bond Portfolio                           0.55%        --        0.05%              0.60%
    Money Market Portfolio                              0.40%        --        0.04%              0.44%
    Prudential Jennison Portfolio                       0.60%        --        0.04%              0.64%

--------------------------------------------------------------------------------------------------------------

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    VP Balanced Portfolio (2)                           0.90%        --        0.00%              0.90%
    VP International Portfolio (2)                      1.23%        --        0.00%              1.23%
    VP Value Portfolio (2)                              1.00%        --        0.00%              1.00%

--------------------------------------------------------------------------------------------------------------

  J.P. MORGAN SERIES TRUST II
    J.P. Morgan Bond Portfolio                          0.30%        --        0.45%              0.75%
    J.P. Morgan U.S. Disciplined Equity
      Portfolio                                         0.35%        --        0.50%              0.85%
    J.P. Morgan International Opportunities
      Portfolio (3)                                     0.60%        --        0.60%              1.20%
    J.P. Morgan Small Company Portfolio (3)             0.60%        --        0.55%              1.15%

==============================================================================================================

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) This fund has a stepped fee schedule. As a result, the funds management fee rate generally decreases as the fund's assets increase.

(3) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 1.20% and 1.15%, of the average daily net assets of the J.P. Morgan International Opportunities Portfolio and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 1.73% for the J.P. Morgan International Opportunities Portfolio and 1.32% for the J.P. Morgan Small Company Portfolio.

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the following pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the Group Contract that the Participant is covered under.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS:

Here's what we assumed about the Certificate in both illustrations:

o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

o    The Face Amount of insurance under the Certificate is $100,000.

o The Participant makes a $100 payment on the first day of each month, for a total of $1,200 over the course of each year.

o The Participant allocated the Certificate Fund so that an equal amount is invested in each of the twelve available Funds.

o Prudential deducts monthly Certificate Fund charges on the first day of each month.

o Prudential deducts a charge for taxes on premium payments of 2.3% of each premium payment.

ILLUSTRATION #1

In Illustration #1, we assumed that Prudential will make the MAXIMUM CHARGES PERMITTED BY THE GROUP CONTRACT for sales, processing, administrative expenses, mortality and expense risk, cost of insurance, and surrender charges. We assumed the maximum level of charges will stay in effect for the entire time the Certificate is in effect. (Current charges are less than these assumptions, but Prudential has the right to charge up to these maximum amounts.)

Specifically:

o    The sales charge is 3.5% of premiums.

o    The premium processing charge is $2.

o The surrender charge is equal to the lesser of $20 and 2% of the amount you receive upon surrender.

o    The charge each month for administrative expenses is $6.

o The daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.90%.

o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that can be charged are 100% of the 1980 Commissioner's Standard Ordinary Mortality Table (Male), Age Last Birthday (the "1980 CSO Table")).

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct--instead of maximum charges, we assumed that Prudential will deduct its CURRENT LEVEL OF CHARGES for sales, processing, administrative expenses, mortality and expense risk, cost of insurance, and surrender charges. We assumed the current level of charges will stay in effect for the entire time the Certificate is in effect.

Specifically:

o Prudential will make no sales charge, processing charge, or surrender charge.

o    The charge each month for administrative expenses is $2.

o The daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

o The cost of insurance charges are those currently used for a non-smoker under the Morgan Guaranty Group Contract.

ASSUMPTIONS ABOUT INVESTMENT PERFORMANCE

Each illustration shows three different assumptions about the investment performance--or "investment return"--of the Funds. The three different assumptions are:

o    Gross annual rate of return is 0%

o    Gross annual rate of return is 4.5%

o    Gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

o    The first column shows the CERTIFICATE YEAR.

o The second column shows the PARTICIPANT'S AGE at the end of each Certificate Year.

o The third column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account crediting a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5%, and 9%).

o The last three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5%, and 9%).

You should note that:

o    Both "gross" and "net" investment returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

o The net return reflects an average total annual expense ratio of the twelve available Funds of 0.85% and the daily mortality and expense risk charges described above.

o For Illustration #1, Prudential's charges are at 0.90% per year and Fund expenses are 0.85%. So, including both Fund expenses and mortality and expense risk charges, gross returns of 0%, 4.5%, and 9% become net returns of -1.75%, 2.75%, and 7.25%.

o For Illustration #2, Prudential's charges are at 0.45% per year and Fund expenses are 0.85%. So, including both Fund expenses and mortality and expense risk charges, gross returns of 0%, 4.5%, and 9% become net returns of -1.30%, 3.20%, and 7.70%.

o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5%, AND 9%.

                                 ILLUSTRATION #1
                              MORGAN GUARANTY TRUST
               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES


                                                              Cash Surrender Value (1)
                                          ------------------------------------------------------------------
                                                        Assuming Hypothetical Gross (and Net)
                                                             Annual Investment Return of
    End of                 Premiums       ------------------------------------------------------------------
 Certificate             Accumulated           0% Gross              4.5% Gross               9% Gross
    Year       Age      at 4% per year        -1.75% Net              2.75% Net              7.25% Net
    ----       ---      --------------    --------------------    -------------------    -------------------
     1          41              $1,226                   $698                   $715                   $732
     2          42               2,501                  1,365                  1,432                  1,500
     3          43               3,827                  1,997                  2,145                  2,299
     4          44               5,206                  2,587                  2,845                  3,123
     5          45               6,640                  3,134                  3,530                  3,971
     6          46               8,131                  3,634                  4,197                  4,843
     7          47               9,682                  4,088                  4,843                  5,739
     8          48              11,295                  4,493                  5,465                  6,656
     9          49              12,973                  4,846                  6,060                  7,594
     10         50              14,718                  5,146                  6,621                  8,550
     15         55              24,546                  5,616                  8,638                 13,357
     20         60              36,503                  3,796                  8,443                 17,393
     25         65              51,051                      0 (2)              4,375                 18,852
     30         70              68,751                      0                      0 (2)             13,990
     35         75              90,286                      0                      0                      0 (2)
     40         80             116,486                      0                      0                      0
     45         85             148,363                      0                      0                      0
     50         90             187,146                      0                      0                      0
     55         95             234,331                      0                      0                      0


                         Death Benefits (1)
---------------------------------------------------------------------
               Assuming Hypothetical Gross (and Net)
                    Annual Investment Return of
---------------------------------------------------------------------
      0% Gross               4.5% Gross               9% Gross
     -1.75% Net               2.75% Net               7.25% Net
----------------------   --------------------    --------------------

             $100,712               $100,730                $100,747
              101,385                101,452                 101,520
              102,017                102,165                 102,319
              102,607                102,865                 103,143
              103,154                103,550                 103,991
              103,654                104,217                 104,863
              104,108                104,863                 105,759
              104,513                105,485                 106,676
              104,866                106,080                 107,614
              105,166                106,641                 108,570
              105,636                108,658                 113,377
              103,816                108,463                 117,413
                    0 (2)            104,395                 118,872
                    0                      0 (2)             114,010
                    0                      0                       0 (2)
                    0                      0                       0
                    0                      0                       0
                    0                      0                       0
                    0                      0                       0


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5% AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                 ILLUSTRATION #2
                              MORGAN GUARANTY TRUST
               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
         USING CURRENT CHARGES AND NON-SMOKER COST OF INSURANCE CHARGES


                                                              Cash Surrender Value (1)
                                          ------------------------------------------------------------------
                                                        Assuming Hypothetical Gross (and Net)
                                                             Annual Investment Return of
    End of                Premiums        ------------------------------------------------------------------
 Certificate             Accumulated           0% Gross             4.5% Gross               9% Gross
    Year       Age     at 4% per year         -1.30% Net             3.20% Net              7.70% Net
    ----       ---     --------------     ------------------    -------------------    -------------------
     1          41             $1,226                 $1,015                 $1,040                 $1,064
     2          42              2,501                  2,017                  2,113                  2,211
     3          43              3,827                  3,006                  3,221                  3,446
     4          44              5,206                  3,982                  4,364                  4,775
     5          45              6,640                  4,945                  5,543                  6,208
     6          46              8,131                  5,809                  6,671                  7,659
     7          47              9,682                  6,661                  7,835                  9,221
     8          48             11,295                  7,502                  9,037                 10,904
     9          49             12,973                  8,333                 10,276                 12,717
     10         50             14,718                  9,152                 11,556                 14,669
     15         55             24,546                 12,429                 17,850                 26,097
     20         60             36,503                 14,551                 24,156                 41,467
     25         65             51,051                 15,076                 29,897                 61,902
     30         70             68,751                 12,306                 32,962                 87,420
     35         75             90,286                  3,910                 30,047                117,114
     40         80            116,486                      0 (2)             19,839                152,532
     45         85            148,363                      0                      0 (2)            191,847
     50         90            187,146                      0                      0                234,721
     55         95            234,331                      0                      0                278,562


                        Death Benefits (1)
-------------------------------------------------------------------
              Assuming Hypothetical Gross (and Net)
                   Annual Investment Return of
-------------------------------------------------------------------
      0% Gross              4.5% Gross               9% Gross
     -1.30% Net              3.20% Net              7.70% Net
---------------------    ------------------     -------------------

            $101,015              $101,040                $101,064
             102,017               102,113                 102,211
             103,006               103,221                 103,446
             103,982               104,364                 104,775
             104,945               105,543                 106,208
             105,809               106,671                 107,659
             106,661               107,835                 109,221
             107,502               109,037                 110,904
             108,333               110,276                 112,717
             109,152               111,556                 114,669
             112,429               117,850                 126,097
             114,551               124,156                 141,467
             115,076               129,897                 161,902
             112,306               132,962                 187,420
             103,910               130,047                 217,114
                   0 (2)           119,839                 252,532
                   0                     0 (2)             291,847
                   0                     0                 334,721
                   0                     0                 378,562


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5% AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

GENERAL INFORMATION ABOUT:
O  PRUDENTIAL
O  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
O  THE VARIABLE INVESTMENT OPTIONS UNDER THE CERTIFICATES

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential" or the "Company") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would stay the same. Until demutualization occurs, a policy or contract issued by Prudential has ownership interests, which generally include the right to vote for the Board of Directors. These rights would end once Prudential demutualizes.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate

Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 125 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

THE FUNDS

Set out below is a list of each Fund, its investment objectives, investment management fees, and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high-yield/high-risk debt securities.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that offer above-average growth prospects.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The portfolios of American Century Variable Portfolios, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

VP BALANCED PORTFOLIO: The investment objective of the VP Balanced Portfolio is capital growth and current income over time. Management of the Portfolio intends to invest approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to invest the remainder of the Portfolio's assets in investment grade bonds and other fixed-income securities.

VP INTERNATIONAL PORTFOLIO: Seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation.

VP VALUE PORTFOLIO: Seeks long-term capital growth over time with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase.

J.P. MORGAN SERIES TRUST II

The portfolios of the J.P. Morgan Series Trust II in which the Separate Account may currently invest and their investment objectives and fees are as follows:

J.P. MORGAN BOND PORTFOLIO: Seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO: Seeks to provide high total return from a portfolio of selected equity securities.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO: Seeks to provide high total return from a portfolio of equity securities of foreign companies.

J.P. MORGAN SMALL COMPANY PORTFOLIO: Seeks to provide high total return from a portfolio of small company stocks.


FUND FEES AND EXPENSES

==============================================================================================================
                                                                                               TOTAL FUND
                                                     INVESTMENT                              ANNUAL EXPENSES
                                                     MANAGEMENT     12B-1      OTHER         (AFTER EXPENSE
                       FUNDS                             FEE        FEES     EXPENSES      REIMBURSEMENTS) (1)
--------------------------------------------------------------------------------------------------------------
  THE PRUDENTIAL SERIES FUND, INC.
    Flexible Managed Portfolio                          0.60%        --        0.04%              0.64%
    Global Portfolio                                    0.75%        --        0.10%              0.85%
    High Yield Bond Portfolio                           0.55%        --        0.05%              0.60%
    Money Market Portfolio                              0.40%        --        0.04%              0.44%
    Prudential Jennison Portfolio                       0.60%        --        0.04%              0.64%

--------------------------------------------------------------------------------------------------------------

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    VP Balanced Portfolio (2)                           0.90%        --        0.00%              0.90%
    VP International Portfolio (2)                      1.23%        --        0.00%              1.23%
    VP Value Portfolio (2)                              1.00%        --        0.00%              1.00%
--------------------------------------------------------------------------------------------------------------

  J.P. MORGAN SERIES TRUST II
    J.P. Morgan Bond Portfolio                          0.30%        --        0.45%              0.75%
    J.P. Morgan U.S. Disciplined Equity
      Portfolio                                         0.35%        --        0.50%              0.85%
    J.P. Morgan International Opportunities
      Portfolio (3)                                     0.60%        --        0.60%              1.20%
    J.P. Morgan Small Company Portfolio (3)             0.60%        --        0.55%              1.15%

==============================================================================================================

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) This fund has a stepped fee schedule. As a result, the funds management fee rate generally decreases as the fund's assets increase.

(3) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 1.20% and 1.15%, of the average daily net assets of the J.P. Morgan International Opportunities Portfolio and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 1.73% for the J.P. Morgan International Opportunities Portfolio and 1.32% for the J.P. Morgan Small Company Portfolio.

FUND ADVISERS

The Prudential Series Fund, Inc. is managed by Prudential Investments Fund Management LLC ("PIFM"), a Prudential subsidiary, through subadvisers that PIFM employs. The Prudential Investment Management, Inc., also a Prudential subsidiary, serves as subadviser to the Flexible Managed, High Yield Bond, and Money Market Portfolios. Jennison Associates LLC, also a Prudential subsidiary, serves as subadviser to the Global and Prudential Jennison Portfolios.

The investment adviser for each American Century Variable Portfolios, Inc. fund is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. American Century Investment Services, Inc. ("ACIS") distributes shares of American Century funds, and all sales of fund shares are subject to approval by ACIS.

J.P. Morgan Investment Management Inc. ("Morgan") serves as the investment adviser to each of the above-mentioned J.P. Morgan Series Trust II portfolios. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036. The Trust's distributor is Funds Distributor, Inc. located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

THE FIXED ACCOUNT

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion sometimes declare a higher rate. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential may determine interest rates based on the contract year we receive the premium payments.

We strictly limit your right to make transfers out of the Fixed Account. See the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 21. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the WHEN PROCEEDS ARE PAID section on page 40.

Because of exemptive and exclusionary provisions, Prudential has not registered the Fixed Account or the general account under the federal securities laws. Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

DETAILED INFORMATION ABOUT THE CERTIFICATES

WHO IS ELIGIBLE FOR COVERAGE

Eligible Group Members are full-time and regular part-time employees of Morgan Guaranty, including its subsidiaries and its affiliated companies, who are on the U.S. payroll and scheduled to work 20 hours or more in a week. Subsidiaries and affiliated companies include all companies that Morgan Guaranty asked Prudential to include in the Group Contract, provided Prudential has agreed to include them.

An Eligible Group Member's spouse may apply separately for coverage under the Group Contract.

Former employees (and their spouses) who retire or otherwise end employment after January 1, 1999 may continue their coverage on a Portable basis, if they meet certain eligibility requirements. See the PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS section on page 33.

HOW PRUDENTIAL ISSUES CERTIFICATES

To apply for coverage under a Group Variable Universal Life Insurance Contract, an Eligible Group Member or spouse must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. See the EVIDENCE OF GOOD HEALTH section on page 18.

If Prudential approves the person for coverage, that person will become a Participant under the Group Variable Universal Life Insurance. Prudential will issue a Certificate to each Participant. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Variable Universal Life Insurance.

MINIMUM AND MAXIMUM FACE AMOUNTS OF INSURANCE: For a Certificate that covers an Eligible Group Member's life, the minimum Face Amount of insurance is generally $50,000. The maximum Face Amount is generally the lesser of $1,500,000 and five times that person's Annual Base Salary at the time of enrollment.

For a Certificate that covers the life of a spouse, the minimum Face Amount of insurance is $50,000. The maximum Face Amount is $300,000.

MINIMUM AND MAXIMUM AGES: Generally, Prudential will not issue Certificates for a person who is younger than 18 or older than 74. And, Prudential will generally end a Participant's coverage at age 100.

When a Participant reaches age 100, we make available these three options:

o You may ask to receive the Cash Surrender Value of the Certificate. (Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36.)

o You may use some or all of the Certificate Fund to buy Paid-up Coverage. See the PAID-UP COVERAGE section on page 30.

You may remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

A "FREE LOOK" PERIOD

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.

During the first 10 days after the Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

EVIDENCE OF GOOD HEALTH

For Face Amounts of Insurance up to the lesser of two times your Annual Base Salary and $100,000, Prudential will ask you to answer questions about your health. If you answer positively to any of the questions, Prudential may ask you to have medical testing.

For amounts of insurance greater than the lesser of two times your Annual Base Salary and $100,000, Prudential will ask you to have medical testing.

A Covered Person who was enrolled and approved prior to January 1, 1999 does not have to provide evidence of good health for any amount of coverage already approved by Prudential.

PROCEDURES

An Eligible Group Member or spouse who wants to buy Group Variable Universal Life Insurance will submit an enrollment form to Prudential. Eligible Group Members will generally make routine premium payments by automatic payroll deduction. The spouse of an Eligible Group Member will generally make routine premium payments by automatic deduction from the Eligible Group Member's pay.

Participants should submit other premium payments, transfer orders, reallocations, loan and withdrawal requests, and other communications about the coverage directly to Prudential. Prudential has forms to use for each transaction. The forms set out the procedures for each transaction. Forms are available from Morgan Guaranty or from Prudential. Prudential will consider enrollment forms, payments, orders, and other documents to be "received" when they are received in good order by Prudential at the address shown on the form.

WHEN PRUDENTIAL RECONCILES FINANCIAL TRANSACTIONS. Prudential usually reconciles financial transactions at the end of the day, when most banks and financial institutions have closed for the evening. As a result, some transactions (for example, premium payments, loan repayments, or withdrawals) cannot be completed until the next business day. Usually, this will result in a one-day delay in the movement of money from one investment option to another. During any delay, Prudential may place this money in an unallocated account owned by Prudential that pays a market rate of interest. The short term interest ("float") earned on this money will be retained by Prudential as compensation for services rendered. This interest will not be paid from a Participant's Certificate Fund, and will not reduce the value of the Certificate Fund.

Transfers among the Funds and dollar cost averaging are not subject to this possible delay.

PREMIUMS

ROUTINE PREMIUM PAYMENTS: You will be responsible for making all premium payments. You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund--minus Certificate Debt and outstanding charges--to cover each month's charges. If there is not enough money on any Semi-Monthly Deduction Date (or Monthly Deduction Date for a Participant who does not generally pay premium payments by automatic payroll deduction), your insurance will end (in insurance terms, it will "lapse"). See the LAPSE section on page 32 to learn how your insurance will end and what you can do to stop it from ending.

Participants who are Eligible Group Members generally pay routine premiums through automatic payroll deduction. Eligible Group Members whose spouses are Participants also generally pay the spouse's routine premiums through automatic payroll deduction. If an Eligible Group Member does pay routine premiums through automatic payroll deduction, the minimum deduction per payroll period is $10. If you make routine premium payments below the minimum, you can make them directly to Prudential.

Participants who continue their coverage on a Portable basis will be billed directly by Prudential. The Participant may choose to be billed quarterly, semi-annually, or annually.

ADDITIONAL PREMIUM PAYMENTS: In addition to routine premium payments, you may make additional premium payments at any time directly to Prudential, subject to the applicable charges. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

EFFECT OF PREMIUM PAYMENTS ON TAX STATUS: If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36.

EFFECTIVE DATE OF INSURANCE

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the 20th day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the 20th day of a month, your insurance will begin on the first day of the month after the next month.

HOW PRUDENTIAL WILL DEPOSIT AND INVEST PREMIUM PAYMENTS

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the CHARGES AND EXPENSES section on page 25.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

o BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in our general account. We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

o DURING THE FIRST 10 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 10 days in the Series Fund Money Market Portfolio. We will leave the Net Premiums in that Series Fund Money Market Portfolio for those first 10 days. After that, we will allocate the Net Premiums to the investment options you selected.

o AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 10 DAYS. After your Certificate has been in effect for 10 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you do not give us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Series Fund Money Market Portfolio until you furnish complete information.

HOW YOU CAN CHANGE THE WAY PRUDENTIAL ALLOCATES FUTURE PREMIUM PAYMENTS

You may ask Prudential to change the way your future premium payments will be allocated among the available investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order.

The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund--minus Certificate Debt and outstanding charges--to cover each month's charges. See the LAPSE section on page 32.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future.

HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER

You may transfer amounts from one investment option to another--we do not limit the number of transfers between investment options. You may request a transfer in terms of dollars (such as transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

o The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option if it is less than $100).

o The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

o We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

o    We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential on the form we require you to use for this purpose.

If you make more than twelve transfers in a Certificate Year, Prudential will charge $20 for each transfer after the twelfth. This charge will not increase.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

DOLLAR COST AVERAGING

Dollar Cost Averaging (which we refer to as "DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day following the first of the month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in good order by the tenth of a month, we will start DCA processing during the next month. If we receive it after the tenth day of a month, we will start DCA processing during the month after the next month.

We will terminate the DCA arrangement when any of the following events occurs:

o    We have completed the designated number of transfers.

o The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

o Prudential receives your written request to end the DCA arrangement. (If we receive your request by the tenth of a month, we will cancel the transfer scheduled for the next following month. If we receive it after the tenth day of a month, we will cancel the transfer scheduled for the month after the next month.)

o    You no longer have coverage under the Group Variable Universal Life
     Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 21.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

DEATH BENEFITS

Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies.

AMOUNT OF THE DEATH BENEFIT. The Death Benefit is the Face Amount of insurance PLUS the value of the Certificate Fund as of the date of death MINUS any Certificate Debt and any past due monthly charges.

ADJUSTMENT IN THE DEATH BENEFIT. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to the following "corridor percentage" of the Certificate Fund based on your Attained Age:

         COVERED                           COVERED
         PERSON'S        CORRIDOR    |     PERSON'S        CORRIDOR
       ATTAINED AGE     PERCENTAGE   |   ATTAINED AGE     PERCENTAGE
       ------------     ----------   |   ------------     ----------
           0-40            250%      |        70             115%
            41             243       |        71             113
            42             236       |        72             111
            43             229       |        73             109
            44             222       |        74             107
            --             ---       |        --             ---
            45             215       |        75             105
            46             209       |        76             105
            47             203       |        77             105
            48             197       |        78             105
            49             191       |        79             105
            --             ---       |        --             ---
            50             185       |        80             105
            51             178       |        81             105
            52             171       |        82             105
            53             164       |        83             105
            54             157       |        84             105
            --             ---       |        --             ---
            55             150       |        85             105
            56             146       |        86             105
            57             142       |        87             105
            58             138       |        88             105
            59             134       |        89             105
            --             ---       |        --             ---
            60             130       |        90             105
            61             128       |        91             104
            62             126       |        92             103
            63             124       |        93             102
            64             122       |        94             101
            --             ---       |        --             ---
            65             120       |        95             100
            66             119       |        96             100
            67             118       |        97             100
            68             117       |        98             100
            69             116       |        99             100


HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT: Generally, Prudential will deposit the Death Benefit in the Prudential Alliance Account. The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Proceeds in the Alliance Account are part of Prudential's general account. Alternatively, your beneficiary can request to receive the Death Benefit in a lump sum, in the form of a check.

CHANGES IN FACE AMOUNT

The Group Contract allows Participants to increase the Face Amount of their insurance at any time if they can meet the requirements for giving evidence of good health. The Face Amount must remain within the limits of coverage. See the HOW PRUDENTIAL ISSUES CERTIFICATES section on page 17.

An increase in the Face Amount will result in higher insurance charges because the net amount at risk for Prudential will increase.

The Group Contract also permits Participants to decrease the Face Amount of their insurance. In no event, however, may a Participant decrease the Face Amount below $50,000 or below the minimum required to maintain status as life insurance under the federal tax laws. The decrease will generally take effect on the first or second Semi-Monthly Deduction Date after we receive your instructions to change the face amount. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes--whether it increases or decreases--the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36. You should consult your tax advisor before you change the Face Amount of your insurance.

CHARGES AND EXPENSES

For a Certificate that is in effect, Prudential reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not in any case increase charges above the maximum charges described below. You should refer to your Certificate to learn what charges apply to you.

CHARGES DEDUCTED FROM EACH PREMIUM PAYMENT. We will deduct the charges listed below from each premium payment you make before we invest the payment in the investment options you selected.

1. CHARGE FOR TAXES ON PREMIUM PAYMENTS. We will deduct a charge for taxes we must pay on premiums. These taxes include federal, state or local income, premium, excise, business, or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently made up of two parts:

     o The first part is for state and local premium taxes. Currently, it is 1.95% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.)

     o The second part is for the federal deferred acquisition cost tax. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of the cost for premium-based federal income taxes.

          We may increase this charge if the cost of our taxes related to premiums is increased. During 2000, 1999, and 1998, we received, for all Group Variable Universal Life Insurance contracts issued by us, approximately $226,000, $299,000, and $61,000, respectively, in charges for taxes on premium payments.

2. CHARGE FOR PROCESSING PREMIUMS. We do not currently deduct a processing fee from premium payments. But, we have the right to deduct up to $2 to cover the costs of collecting and processing premiums. Participants who are billed directly by Prudential should be aware that Prudential assesses a charge of $3 per bill (you may choose whether to be billed quarterly, semi-annually, or annually). During 2000, we received no charges for processing premiums.

3. CHARGE FOR SALES EXPENSES. We do not currently deduct a sales charge. But, we have the right to deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. If we were to deduct a sales charge, it would not be more than 3.5% of each premium payment. During 2000, we received no charges for sales expenses.

MONTHLY CERTIFICATE FUND CHARGES. Prudential will deduct the following charges from your Certificate Fund either monthly or semi-monthly, depending on whether you make routine premium payments by automatic payroll deduction or pay them directly to Prudential. We will take the charges from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested.

FOR PARTICIPANTS WHO MAKE ROUTINE PREMIUM PAYMENTS BY AUTOMATIC PAYROLL
DEDUCTION: We will generally deduct the monthly Certificate Fund charges two times per month, on the two Semi-Monthly Deduction Dates. For each Semi-Monthly Deduction Date, we will calculate the applicable monthly charges but will deduct only one-half of these charges.

The Semi-Monthly Deduction Dates will coincide with the two days that we credit automatic payroll deduction premium payments we receive from Morgan Guaranty. Morgan Guaranty has told Prudential that it will forward automatic payroll deduction premium payments at the end of each pay period. Prudential expects that the Semi-Monthly Deduction Dates will fall around approximately the middle and the end of each month, with the exact dates dependent upon when Morgan Guaranty forwards the payment. But, if Morgan Guaranty has not transferred both automatic payroll deduction premium payments by the 45th day following the first day of a particular month, Prudential will deduct any remaining part of that month's Certificate Fund charges on the next Business Day following that 45th day.

FOR PARTICIPANTS WHO MAKE ROUTINE PREMIUM PAYMENTS DIRECTLY TO PRUDENTIAL:
Prudential will deduct the full monthly charges on the Monthly Deduction Date, which is the first Business Day of each Month.

1. CHARGE FOR THE COST OF INSURANCE. We deduct a charge for the cost of your insurance.

     To calculate the cost insurance charge, we multiply:

          your Certificate's "net amount at risk" by

          the "cost of insurance rate" for the Covered Person.

     "Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

     The "cost of insurance rates" are shown in your Certificate and are based on many factors, including:

     o    the Covered Person's age;

     o the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

     o    the life expectancy of the people covered under your Group Contract;

     o    whether or not the Certificate is provided on a Portable basis; and

     o    the expected expenses.

     The cost of insurance rate will generally increase as the Covered Person ages.

     The cost of insurance charges are generally lower than the 1980 CSO Table.

     We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

     o    the number of Certificates in effect;

     o    the number of new Certificates issued;

     o    the number of Certificates surrendered or becoming Portable;

     o    the expected claims (death benefits, living benefits, and surrenders);

     o the expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

     o    the expected expenses; and

     o    administrative services provided by Morgan Guaranty.

     We will not change the cost of insurance rates before December 31, 2001, unless the number of Covered Persons (including both the Group Contract and other supplemental insurance coverage obtained by Morgan Guaranty from Prudential) decreases by 10% or more.

     If we change the cost of insurance rates, we will change them for all persons of the same age, rate class and group. Certificates continued on a Portable basis may be considered a separate group. We will not change them to be higher than the guaranteed cost of insurance rate shown in your Certificate. That guaranteed rate will not be higher than a rate based on 150% of the 1980 Commissioner's Standard Ordinary Mortality Table, Male, Age Last Birthday (also known as the "1980 CSO Table"). Currently, the cost of insurance charges are lower than 100% of the 1980 CSO Table.

     During 2000, 1999, and 1998, we received, for all Group Variable Universal Life Insurance contracts issued by us, approximately $9,240,000, $4,889,000, and $554,000, respectively, in charges for cost of insurance.

2. CHARGE FOR ADMINISTRATIVE EXPENSES. We currently deduct a charge of $2 for administrative expenses. This charge pays for maintaining records and for communicating with Morgan Guaranty and with Participants. We may increase this charge in the future but we guarantee that it will not be more than $6 per month. During 2000, we received no charges for administrative expenses.

3. CHARGE FOR OTHER TAXES. We reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under the CHARGE FOR TAXES ON PREMIUM PAYMENTS section above. Currently, we do not charge for these other taxes.

DAILY DEDUCTION FROM THE SEPARATE ACCOUNT. Each day, Prudential deducts a charge from the assets of the Separate Account in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined the mortality charge. The "expense risk" is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account. During 2000, 1999, and 1998, we received, for all Group Variable Universal Life Insurance contracts issued by us, approximately $198,000, $107,000, and $7,000, respectively, in charges for mortality and expense risks.

TRANSACTION CHARGES: For every transfer after the twelfth in a single Certificate Year, Prudential will deduct a $20 charge. We may deduct charges for other transactions. See the sections of this prospectus that describe each of those transactions. Those sections also describe the charges that Prudential may deduct.

DIRECT BILLING CHARGE: Prudential will assess a direct billing charge of $3 per bill for Participants who are no longer Eligible Group Members (or spouses of Eligible Group Members) but who continue coverage on a Portable basis. The Participant may choose to receive a bill quarterly, semi-annually, or annually.

EXPENSES INCURRED BY THE FUNDS: Participants indirectly bear the charges and expenses of the Funds. To find out details about the management fees and other underlying Fund expenses, you should see THE FUNDS section on page 13. You should also read the prospectuses for the available Funds.

CASH SURRENDER VALUE

The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the LOANS section on page 31).

The Cash Surrender Value will change daily to reflect:

o    Net Premiums;

o    withdrawals;

o    increases or decreases in the value of the Funds you selected;

o interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

o    interest accrued on any loan;

o the daily asset charge for mortality and expense risks assessed against the variable investment options; and

o    monthly charges that Prudential deducts from your Certificate Fund.

If you ask Prudential, we will tell you the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

The tables on pages T-1 and T-2 (following page 11) of this prospectus give examples of what Cash Surrender Values would be for two sample Certificates. The examples assume there would be uniform investment results in the selected Subaccount portfolios. The examples are only hypothetical, and are only meant to help you understand how the Certificate works.

FULL SURRENDERS

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the WHEN PROCEEDS ARE PAID section on page 40. Prudential does not currently make a charge for a surrender but we have the right to make such a charge in the future. If we do, the charge will not be more than the lesser of $20 and 2% of the amount that you receive. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36.

During 2000, we received $0 for surrender charges.

PAID-UP COVERAGE

At any time, you may elect to use the Cash Surrender Value of your Certificate to buy Paid-up Coverage. The minimum amount of Cash Surrender Value that you can exchange is $1,000.

The amount of Paid-up Coverage that you can have will be limited to the amount that you can buy with your Certificate's Cash Surrender Value. Also, it cannot be more than the Death Benefit under your Certificate at the time you make the exchange.

Paid-up Coverage will start as of the end the Business Day on which we receive your request form in good order. Once the Paid-up Coverage starts, all other coverage under your Certificate, including any additional insurance benefits, will end.

If you did not use your entire Cash Surrender Value to buy the Paid-up Coverage, Prudential will pay you the remaining amount as of the end of the first Business Day after we receive your request form. We will pay it as described in the WHEN PROCEEDS ARE PAID section on page 40. This withdrawal may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36.

The purchase of Paid-up Coverage could make your Certificate become a Modified Endowment Contract. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36.

PARTIAL WITHDRAWALS

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value. We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you the withdrawn money as described in the WHEN PROCEEDS ARE PAID section on page 40. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Prudential has the right to deduct a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw.

Withdrawals may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36.

LOANS

You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if Certificate Debt exceeds the Loan Value. Prudential will pay loan proceeds as described in the WHEN PROCEEDS ARE PAID section on page 40.

Interest on the loan will accrue daily at a rate that Prudential sets each year. Generally, the interest rate we charge will not be more than 1% above the interest rate we credit on money in the Fixed Account. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

o We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

o We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

o We will generally credit interest to the amount in the Loan Account at the same rate that we use to credit interest on money in the Fixed Account. The interest rate we credit to the Loan Account will not be more than 1% less than the interest rate that we charge on the loan.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or a loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal may have tax consequences. See the

PARTIAL WITHDRAWALS section on page 30 and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36.

Your Loan plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. See the LAPSE section on page 32.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If it is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

The due date of the monthly charges depends on whether you make routine premium payments by automatic payroll deduction or pay them directly to Prudential. See the CHARGES AND EXPENSES section on page 25.

In insurance terms, we call it a LAPSE when insurance ends because the charges for it are not paid.

HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING. You must make a payment that is enough to pay outstanding charges. Prudential must receive the payment by the later of:

o 61 days after the first Business Day of the month in which your Certificate Fund was insufficient to pay the monthly charges; and

o    30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36.

We will send the notice to the last known address we have on file for you. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

TERMINATION OF THE GROUP CONTRACT

Morgan Guaranty may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

o If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving Morgan Guaranty 90 days' written notice.

o If Morgan Guaranty fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

o For any other reason, effective on a Contract Anniversary, by giving Morgan Guaranty 31 days' written notice.

Termination of the Group Contract means that Morgan Guaranty will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the OPTIONS ON TERMINATION OF COVERAGE section on page 34. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS (OR SPOUSES OF ELIGIBLE GROUP MEMBERS)

If a Participant is no longer an Eligible Group Member (or the spouse of an Eligible Group Member), the Participant may be able to continue insurance coverage on a Portable basis. This is called Portable Coverage. Portable Coverage is generally available only to Participants who have held a Certificate for at least one year (or who obtained the Certificate during the initial enrollment period).

With Portable Coverage, you will start to make premium payments directly to Prudential, or you may authorize Prudential to receive payments by electronic funds transfer. We will start to send premium reminders directly to you. You may choose to receive these reminders quarterly, semi-annually, or annually.

We will let you know about this change in the way premiums are paid within 61 days after you are no longer an Eligible Group Member or the spouse of an Eligible Group Member. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate.

The notice that we send you will also tell you what the charges and expenses are for Portable Certificates. See also the CHARGES AND EXPENSES section on page 25. Charges and expenses will be the same as for the Eligible Group Member (or spouses of Eligible Group Members) until at least December 31, 2001, except that Prudential will charge a $3 fee per periodic premium reminder. Prudential will track the experience of Participants that continue on a Portable basis. After December 31, 2001, we may change the charges and expenses for Portable Coverage.

OPTIONS ON TERMINATION OF COVERAGE

Your insurance coverage under the Group Contract will end when the Group Contract itself ends. Insurance coverage will also end on the last day of the month in which a Participant stops being an Eligible Group Member (or the spouse of an Eligible Group Member) and does not elect to continue on a Portable basis. See the TERMINATION OF THE GROUP CONTRACT section on page 33, and the PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS section on page 33.

If the Group Contract were to end, the effect on Participants would depend on whether or not Morgan Guaranty replaced the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o If Morgan Guaranty did replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential would terminate your Certificate. We would also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value. The new contract might not cover persons holding Portable Certificates, in which case those persons would have the options listed below.

o If Morgan Guaranty did not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you would have the options listed below.

CONVERSION: You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of

o    $10,000 or

o the Face Amount of your Certificate MINUS the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

PAID-UP COVERAGE. You may elect to use your Certificate's Cash Surrender Value to buy fixed Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the date of birth of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36.

PAYMENT OF CASH SURRENDER VALUE. You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential:

o    A written request for reinstatement.

o Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential.

o A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section on page 25.

We will make your Certificate effective again on the first Semi-Monthly Deduction Date (or Monthly Deduction Date, if you do not make routine premium payments by automatic payroll deduction) that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new 2-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the INCONTESTABILITY and the SUICIDE EXCLUSION sections on page 41. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.

TAX TREATMENT OF CERTIFICATE BENEFITS

INTRODUCTION

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

o you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution, and

o the Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants (instead of Prudential) to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential will be treated as the owner of the underlying assets.

DISTRIBUTIONS

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

CERTIFICATES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

o If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

o Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

o The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or a rider is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

o If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and dividends which are not reinvested are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, dividends which are not reinvested and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity.

o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

TREATMENT AS GROUP TERM LIFE INSURANCE

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

If you transfer or assign the Certificate to someone else, there may be gift, estate, and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance, and other taxes due if you or the Covered Person dies.

The earnings of the Separate Account are taxed as part of Prudential's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

ERISA CONSIDERATIONS

If the Group Contract is treated as or acquired by an "employee benefit plan," as defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain legal requirements may apply.

DEFINITION OF AN EMPLOYEE BENEFIT PLAN

An "employee benefit plan" includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees--"pension" plans or "welfare" plans.

A "pension plan" includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a "401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A "welfare plan" includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

GROUP CONTRACTS AS EMPLOYEE BENEFIT PLANS

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:

o    no contributions are made by the employer for the coverage;

o    participation in the program is completely voluntary for employees;

o the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions, and to remit them to the insurer; and

o the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

INVESTMENT OF PLAN ASSETS IN A GROUP CONTRACT

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

FIDUCIARY/PROHIBITED TRANSACTION REQUIREMENTS UNDER ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under tax law) and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

o    the relationship between the agent and the insurer;

o a description of any charges, fees, discounts, penalties, or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and

o    the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties, or adjustments may be found in the CHARGES AND EXPENSES section on page 25. Information about sales representatives and commissions may be found in the SALE OF THE CONTRACT AND SALES COMMISSIONS section on page 44.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal, or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

o We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

o We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

BENEFICIARY

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

INCONTESTABILITY

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

MISSTATEMENT OF AGE

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

SUICIDE EXCLUSION

Generally, if a Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt, outstanding charges, and any partial withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

ASSIGNMENT

You may assign your Certificate, including all rights, benefits, and privileges that you have. Prudential will honor the assignment only if: (1) you make the assignment in writing; (2) you sign it; and (3) Prudential receives a copy of the assignment at the Prudential office shown in your Certificate. We are not responsible for determining whether the assignment is legal or valid.

Throughout this prospectus, we describe various rights that you have. You may assign those rights to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 36.

VOTING RIGHTS

The assets that are held in the Separate Account are invested in the Funds. Prudential is the legal owner of those shares. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If the federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws.

Here's how we will determine the number of Fund shares and votes for which you may give instructions:

o To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

o The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give these instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

SUBSTITUTION OF FUND SHARES

If Prudential's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment, or other reasons, including our discretion. Before Prudential can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Morgan Guaranty and Participants if we were to make such a substitution.

ACCELERATED DEATH BENEFIT

Under an accelerated death benefit, you can elect to receive an early payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill. You may receive the accelerated payment in a lump sum. The maximum part of the Death Benefit that may be accelerated is the lesser of 50% of the full Death Benefit or $50,000. Prudential may charge an accelerated payment fee of up to $350 if you decide to use this benefit.

We will not pay an accelerated death benefit if you are required to elect it to meet the claims of creditors or to obtain a government benefit. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

If you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

REPORTS

Four times each Certificate Year, Prudential will send you a statement that gives you certain information about your insurance. These statements will give you details about the value of your Certificate Fund, about transactions that you made, and specific insurance data about your coverage.

If you make a request, we will also send you a current statement about your insurance. It will give you the same kind of information as the quarterly statement does. We may limit the number of current statements you may request or may charge you for additional statements. Any such charge will not exceed $20 for an additional report.

We will also send to you and to Morgan Guaranty annual and semi-annual reports that list the securities held in each available portfolio of the Funds. These reports are required by the federal securities laws. Prudential keeps records about the Separate Account according to the federal securities laws.

If you invest in the Series Fund through more than one variable insurance contract, you will receive only one copy of each annual and semi-annual report issued by the Series Fund. But, if you want another copy of a report, you may ask us for one by calling the telephone number listed on the inside cover page of this prospectus.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC (referred to as "PIMS") acts as the principal underwriter of the Group Contracts and Certificates. PIMS is a wholly-owned subsidiary of Prudential.

PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential investment companies.

The Group Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than the basis described below.

The maximum commission that Prudential will pay to the representative upon the purchase of the Contract is 15% of the premium payment received. The amount Prudential will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment. Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Group Contract will be eligible for additional bonus compensation from Prudential. Generally, Prudential will pay PIMS a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payment.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days' written notice to the other party.

RATINGS AND ADVERTISEMENTS

Independent financial rating services--including Moody's, Standard & Poors, Duff & Phelps, and A.M. Best Company--rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

SERVICES PERFORMED BY THIRD PARTIES

Throughout this prospectus, we describe how Prudential will perform transactions with you and how you will perform transactions with them. Prudential has the right to ask another party (referred to as a "third party") to perform or receive transactions in its place. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential.

In some cases, the third party might be another part of Prudential. (For example, when you make certain premium payments to Prudential, they will be received by Prudential Mutual Fund Services, Inc., a wholly-owned subsidiary of Prudential.)

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Group Contract is subject to the insurance laws and regulations of the State of Delaware. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Catherine A. Smith, FSA, MAAA, Director and Actuary of Prudential's Group Insurance, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life subsidiaries remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

As of December 31, 2000 Prudential has paid or reserved for payment $4.405 billion before tax, equivalent to $2.850 billion after tax to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

ANNUAL BASE SALARY--An Eligible Group Member's basic annual rate of pay including before-tax contributions for Flex Comp benefits and 401K contributions. An Eligible Group Member's Annual Base Salary does not include overtime, profit sharing awards, bonuses, long term disability benefits, or any other form of extra compensation.

ATTAINED AGE--Your age as defined by the Group Contract.

BASIC EMPLOYEE GROUP TERM LIFE INSURANCE--Term life insurance automatically purchased by Morgan Guaranty Trust Company of NY for each eligible employee. The benefits available under the Group Variable Universal Life Insurance Contract described in this prospectus are in addition to any benefits available under Basic Employee Group Term Life Insurance coverage.

BUSINESS DAY--A day on which the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE--The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

CERTIFICATE--A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

CERTIFICATE ANNIVERSARY--The same date each year as the Certificate Date.

CERTIFICATE DATE--The effective date of coverage under a Certificate.

CERTIFICATE DEBT--The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

CERTIFICATE FUND--The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR--The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY--January 1 of each year.

CONTRACT DATE--January 1, 1999 the date as of which the Group Contract was issued.

COVERED PERSON--The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

DEATH BENEFIT--The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

ELIGIBLE GROUP MEMBERS--All full-time or regular part-time employees of Morgan Guaranty Trust Company of NY, its subsidiaries, and its affiliated companies (on U.S. payroll) scheduled to work 20 or more hours weekly. Subsidiaries and affiliated companies include all companies that Morgan Guaranty Trust Company of NY has requested be included in the Group Contract, provided that Prudential has granted the request. An Eligible Group Member and his or her spouse may each separately apply for insurance coverage under the Group Contract for himself or herself.

FACE AMOUNT--The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

FIXED ACCOUNT--An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

FUNDS--The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account.

GROUP CONTRACT--The Group Variable Universal Life insurance contract that Prudential issued to Morgan Guaranty Trust Company of NY.

GROUP CONTRACTHOLDER--Morgan Guaranty Trust Company of NY.

GUIDELINE ANNUAL PREMIUM--A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the guideline annual premium under the Certificate.

ISSUE AGE--The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

LOAN ACCOUNT--An account within Prudential's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE--The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

MODIFIED ENDOWMENT CONTRACT--A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the TAX TREATMENT OF CERTIFICATE BENEFITS section for a more complete description of the MEC rules.

MONTHLY DEDUCTION DATE--For Participants who do not pay premiums by automatic payroll deduction, the first Business Day of the month. For these Participants, Prudential will deduct the full monthly Certificate Fund charges on this Monthly Deduction Date. Participants who are Eligible Group Members (or their spouses) and who generally pay premiums by automatic payroll deduction instead have their monthly Certificate Fund charges deducted on the two Semi-Monthly Deduction Dates.

NET PREMIUM--Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

PAID-UP COVERAGE--This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

PARTICIPANT--An Eligible Group Member or spouse who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant is generally the same as the Covered Person. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

PORTABLE--You may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate.

SEMI-MONTHLY DEDUCTION DATE--For Participants who are Eligible Group Members (or their spouses) and who generally pay premiums by automatic payroll deduction, the two days each month that Prudential deducts monthly charges from the Participant's Certificate Fund. The Semi-Monthly Deduction Dates will coincide with the two days that Prudential credits automatic payroll deduction premium payments it receives from Morgan Guaranty Trust Company of NY, which Prudential anticipates will occur around the middle and end of each month. Participants will have half of the monthly charges deducted on the first Semi-Monthly Deduction Date and the remaining half deducted on the second Semi-Monthly Deduction Date. Participants who do not generally pay premiums by automatic payroll deduction have a single Monthly Deduction Date when Prudential will deduct the full monthly Certificate Fund charges.

SEPARATE ACCOUNT--Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.

SERIES FUND--The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

SUBACCOUNT--A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

WE--The Prudential Insurance Company of America.

YOU--A Participant.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                    DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2006). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 67.
Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age
65. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Investment Committee. President and Chief Executive Officer, Q-Linx Inc. since 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999-2000. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 48. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2007). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998-2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications and Johnson & Johnson. Age 58. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2005). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company and DTE Energy Company. Age 66. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 59. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director CDL, Inc. Age 64. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2005). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 66. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Compensation Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2005). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 68. Address:
Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 58. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Auditing Committee. Principal, Investment Strategies International since 1994 and Chairman of the Volkhov International Business Incubator since 1995. Age 66. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 70. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 69. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 67. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Auditing Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. and Apex Microtechnology Corporation. Age 60.
Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2005). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of Regeneron Pharmaceuticals, Inc. Age 71. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 67.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Genosys Technology Management Inc. Age 73. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 58.

VIVIAN BANTA--Executive Vice President, U.S. Consumer Group since 2001; Executive Vice President, Individual Financial Services 2000-2001; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 50.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 54.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial

Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JEAN D. HAMILTON--Executive Vice President, Institutional since 2001; Executive Vice President, Prudential Institutional 1998-2001; President, Diversified Group from 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 54.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management since 2001 and Chairman and CEO of Prudential Securities since 11/2000; Executive Vice President, Global Asset Management 1998-2001 and Prudential Securities 10/2000-11/2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 47.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 53.

ANTHONY S. PISZEL--Senior Vice President and Comptroller since 2000; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 46.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer since 2000; Vice President and Treasurer 1995 to 2000; prior to 1995, Managing Director and Assistant Treasurer. Age 44.

SUSAN J. BLOUNT--Vice President, Corporate Counsel and Secretary since 2000; Vice President and Secretary 1995 to 2000; prior to 1995, Assistant General Counsel. Age 43.

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2000


                                                                                          SUBACCOUNTS
                                                              ------------------------------------------------------------------

                                                               PRUDENTIAL        PRUDENTIAL        PRUDENTIAL
                                                                 MONEY            FLEXIBLE           STOCK            PRUDENTIAL
                                                                 MARKET           MANAGED            INDEX              EQUITY
                                                               PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                              -----------        ----------       -----------         ----------
ASSETS

  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .....................  $3,232,827         $1,142,801       $10,099,424         $2,014,812
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ..................      (7,445)            (2,488)          (23,722)            (4,235)
                                                              ----------         ----------       -----------         ----------
  Net Assets ...............................................  $3,225,382         $1,140,313       $10,075,702         $2,010,577
                                                              ==========         ==========       ===========         ==========

NET ASSETS, representing:
  Equity of participants [Note 4] ..........................  $3,225,382         $1,140,313       $10,075,702         $2,010,577
                                                              ----------         ----------       -----------         ----------
                                                              $3,225,382         $1,140,313       $10,075,702         $2,010,577
                                                              ==========         ==========       ===========         ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                       A1


                                        SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
  NEUBERGER &
    BERMAN            KEMPER                                                                FRANKLIN TEMPLETON
 AMT LIMITED          SERIES              MFS             DREYFUS      FRANKLIN TEMPLETON       DEVELOPING
MATURITY BOND       HIGH YIELD         RESEARCH          SMALL CAP        INTERNATIONAL           MARKETS
  PORTFOLIO          PORTFOLIO          SERIES           PORTFOLIO            FUND                 FUND
-------------       ----------        ----------         ---------     ------------------   ------------------
   $326,139          $612,179         $2,494,674        $3,740,966        $1,163,069             $402,119


       (712)           (1,358)            (5,806)           (8,016)           (2,420)                (883)
   --------          --------         ----------        ----------        ----------             --------
   $325,427          $610,821         $2,488,868        $3,732,950        $1,160,649             $401,236
   ========          ========         ==========        ==========        ==========             ========


   $325,427          $610,821         $2,488,868        $3,732,950        $1,160,649             $401,236
   --------          --------         ----------        ----------        ----------             --------
   $325,427          $610,821         $2,488,868        $3,732,950        $1,160,649             $401,236
   ========          ========         ==========        ==========        ==========             ========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                       A2

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2000


                                                                                         SUBACCOUNTS
                                                               -----------------------------------------------------------------

                                                               PRUDENTIAL        PRUDENTIAL                           PRUDENTIAL
                                                               DIVERSIFIED       HIGH YIELD          PRUDENTIAL        JENNISON
                                                                  BOND              BOND               VALUE            GROWTH
                                                                PORTFOLIO        PORTFOLIO           PORTFOLIO         PORTFOLIO
                                                               ----------        ----------          ----------       ----------
ASSETS

  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .....................     $41,048         $1,006,023            $9,162         $3,592,344
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ..................         (83)            (2,308)              (17)            (9,563)
                                                                 -------         ----------            ------         ----------
  Net Assets ...............................................     $40,965         $1,003,715            $9,145         $3,582,781
                                                                 =======         ==========            ======         ==========

NET ASSETS, representing:
  Equity of participants [Note 4] ..........................     $40,965         $1,003,715            $9,145         $3,582,781
                                                                 -------         ----------            ------         ----------
                                                                 $40,965         $1,003,715            $9,145         $3,582,781
                                                                 =======         ==========            ======         ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                       A3



                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------

                   AMERICAN           AMERICAN          AMERICAN           DREYFUS
PRUDENTIAL          CENTURY          CENTURY VP         CENTURY          DISCIPLINED         JP MORGAN
  GLOBAL          VP BALANCED       INTERNATIONAL       VP VALUE            STOCK              BOND
PORTFOLIO          PORTFOLIO          PORTFOLIO        PORTFOLIO          PORTFOLIO          PORTFOLIO
---------          ---------          ---------        ---------          ---------          ---------




 $967,398          $142,170            $53,403          $176,360           $17,839            $80,427


   (2,530)             (276)              (109)             (313)              (39)              (156)
 --------          --------            -------          --------           -------            -------
 $964,868          $141,894            $53,294          $176,047           $17,800            $80,271
 ========          ========            =======          ========           =======            =======


 $964,868          $141,894            $53,294          $176,047           $17,800            $80,271
 --------          --------            -------          --------           -------            -------
 $964,868          $141,894            $53,294          $176,047           $17,800            $80,271
 ========          ========            =======          ========           =======            =======



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                       A4

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2000



                                                                                             SUBACCOUNTS
                                                                ----------------------------------------------------------------

                                                                                   JP MORGAN         JP MORGAN             MFS
                                                                JP MORGAN        INTERNATIONAL         SMALL            EMERGING
                                                                  EQUITY         OPPORTUNITIES        COMPANY            GROWTH
                                                                PORTFOLIO         PORTFOLIOS         PORTFOLIO           SERIES
                                                                ---------        -------------       ---------          --------
ASSETS

  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .......................   $50,928            $14,857           $38,359            $20,861
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ....................      (112)               (35)              (83)               (45)
                                                                 -------            -------           -------            -------
  Net Assets .................................................   $50,816            $14,822           $38,276            $20,816
                                                                 =======            =======           =======            =======

NET ASSETS, representing:
  Equity of participants [Note 4] ............................   $50,816            $14,822           $38,276            $20,816
                                                                 -------            -------           -------            -------
                                                                 $50,816            $14,822           $38,276            $20,816
                                                                 =======            =======           =======            =======



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                       A5


                                       SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
                                                         PRUDENTIAL
T. ROWE PRICE     T. ROWE PRICE         ALLIANCE           SMALL                           T. ROWE PRICE
   MID-CAP         NEW AMERICAN          PREMIER       CAPITALIZATION        MFS               EQUITY
   GROWTH            GROWTH              GROWTH            STOCK             BOND              INCOME
  PORTFOLIO        PORTFOLIO           PORTFOLIO         PORTFOLIO          SERIES           PORTFOLIO
-------------    -------------         ---------       --------------       ------          -------------




   $14,002        $1,786,678            $41,368          $972,712        $1,265,804         $2,805,703


       (27)           (4,218)               (95)           (2,137)           (2,768)            (5,860)
   -------        ----------            -------          --------        ----------         ----------
   $13,975        $1,782,460            $41,273          $970,575        $1,263,036         $2,799,843
   =======        ==========            =======          ========        ==========         ==========




   $13,975        $1,782,460            $41,273          $970,575        $1,263,036         $2,799,843
   -------        ----------            -------          --------        ----------         ----------
   $13,975        $1,782,460            $41,273          $970,575        $1,263,036         $2,799,843
   =======        ==========            =======          ========        ==========         ==========




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                       A6

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                                  SUBACCOUNTS
                                                                                  ----------------------------------------------
                                                                                  NEUBERGER &
                                                                                    BERMAN            JANUS               MFS
                                                                                     AMT            WORLDWIDE           GLOBAL
                                                                                   PARTNERS          GROWTH           GOVERNMENT
                                                                                  PORTFOLIO         PORTFOLIO           SERIES
                                                                                  ---------         ---------           ------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ......................................      $877,395        $4,571,438           $475,994
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ...................................        (1,911)          (11,607)            (1,022)
                                                                                   --------        ----------           --------
  Net Assets ................................................................      $875,484        $4,559,831           $474,972
                                                                                   ========        ==========           ========

NET ASSETS, representing:
  Equity of participants [Note 4] ...........................................      $875,484        $4,559,831           $474,972
                                                                                   --------        ----------           --------
                                                                                   $875,484        $4,559,831           $474,972
                                                                                   ========        ==========           ========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                       A7

                      [THIS PAGE INTENTIONALLY LEFT BLANK]












                                       A8

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998



                                                                                  SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                            PRUDENTIAL                                 PRUDENTIAL
                                                           MONEY MARKET                             FLEXIBLE MANAGED
                                                             PORTFOLIO                                  PORTFOLIO
                                             ------------------------------------------   -----------------------------------------
                                               FOR THE        FOR THE    FOR THE PERIOD     FOR THE       FOR THE    FOR THE PERIOD
                                             YEAR ENDED     YEAR ENDED    JULY 1, 1998*   YEAR ENDED    YEAR ENDED    JULY 1, 1998*
                                             DECEMBER 31,   DECEMBER 31,   TO DECEMBER    DECEMBER 31,  DECEMBER 31,   TO DECEMBER
                                                2000           1999         31, 1998         2000          1999         31, 1998
                                             -----------    ------------ --------------   ------------  ------------ --------------
INVESTMENT INCOME
  Dividend income ..........................  $208,241        $122,400       $3,241         $ 39,813       $    23       $ 5,648
                                              --------        --------       ------         --------       -------       -------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk
    [Note 5A] ..............................    15,591          10,947          277            4,640         2,784           509
                                              --------        --------       ------         --------       -------       -------

NET INVESTMENT INCOME (LOSS) ...............   192,650         111,453        2,964           35,173        (2,761)        5,139
                                              --------        --------       ------         --------       -------       -------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .....         0               0            0           14,395         5,913        33,105
  Realized gain (loss) on shares
    redeemed ...............................         0               0            0           (7,368)       (4,692)       (1,147)
  Net change in unrealized gain (loss)
    on investments .........................         0               0            0          (54,527)       47,809       (12,978)
                                              --------        --------       ------         --------       -------       -------

NET GAIN (LOSS) ON INVESTMENTS .............         0               0            0          (47,500)       49,030        18,980
                                              --------        --------       ------         --------       -------       -------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................  $192,650        $111,453       $2,964         $(12,327)      $46,269       $24,119
                                              ========        ========       ======         ========       =======       =======


*  Became available (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                       A9



                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NEUBERGER & BERMAN
                PRUDENTIAL                                  PRUDENTIAL                                 AMT LIMITED
               STOCK INDEX                                    EQUITY                                  MATURITY BOND
                PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
------------------------------------------  ------------------------------------------   -----------------------------------------
   FOR THE       FOR THE    FOR THE PERIOD     FOR THE       FOR THE    FOR THE PERIOD     FOR THE       FOR THE    FOR THE PERIOD
 YEAR ENDED    YEAR ENDED    JULY 1, 1998*   YEAR ENDED     YEAR ENDED   JULY 1, 1998*   YEAR ENDED    YEAR ENDED    JULY 1, 1998*
DECEMBER 31,   DECEMBER 31,    TO DECEMBER   DECEMBER 31,  DECEMBER 31,   TO DECEMBER    DECEMBER 31,  DECEMBER 31,    TO DECEMBER
    2000          1999         31, 1998         2000           1999        31, 1998         2000           1999         31, 1998
-----------   ------------  --------------  ------------   ------------ --------------   ------------  ------------ --------------


 $  89,420      $ 69,733       $  6,340        $34,569      $ 21,155        $ 5,495        $19,578       $10,479         $    0
 ---------      --------       --------        -------      --------        -------        -------       -------         ------





    45,534        24,698          1,607          7,827         5,217            970          1,356           954            193
 ---------      --------       --------        -------      --------        -------        -------       -------         ------

    43,886        45,035          4,733         26,742        15,938          4,525         18,222         9,525           (193)
 ---------      --------       --------        -------      --------        -------        -------       -------         ------




   353,574        84,366         17,051        318,934       169,458         78,110              0             0              0

   (28,508)       (2,404)        (1,408)       (82,081)       (9,332)        (2,032)        (6,977)       (2,402)             7

(1,360,218)      834,821        151,883       (173,669)      (40,982)       (41,420)         7,887        (5,011)         1,200
 ---------      --------       --------        -------      --------        -------        -------       -------         ------

(1,035,152)      916,783        167,526         63,184       119,144         34,658            910        (7,413)         1,207
 ---------      --------       --------        -------      --------        -------        -------       -------         ------



 $(991,266)     $961,818       $172,259        $89,926      $135,082        $39,183        $19,132       $ 2,112         $1,014
 =========      ========       ========        =======      ========        =======        =======       =======         ======




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A10

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998



                                                                                    SUBACCOUNTS
                                              --------------------------------------------------------------------------------------

                                                             KEMPER SERIES                                   MFS
                                                              HIGH YIELD                                  RESEARCH
                                                               PORTFOLIO                                   SERIES
                                              ------------------------------------------  ------------------------------------------
                                                 FOR THE        FOR THE   FOR THE PERIOD     FOR THE       FOR THE    FOR THE PERIOD
                                               YEAR ENDED     YEAR ENDED  JULY 1, 1998*    YEAR ENDED    YEAR ENDED   JULY 1, 1998*
                                              DECEMBER 31,   DECEMBER 31,   TO DECEMBER   DECEMBER 31,  DECEMBER 31,    TO DECEMBER
                                                  2000           1999        31, 1998         2000          1999         31, 1998
                                              ------------   ------------ --------------  ------------  ------------  --------------
INVESTMENT INCOME
  Dividend income ...........................   $ 74,945       $39,514        $    0       $     885      $  2,130       $      0
                                                --------       -------        ------       ---------      --------       --------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk
    [Note 5A] ...............................      2,651         2,192           461          10,841         5,967          1,026
                                                --------       -------        ------       ---------      --------       --------

NET INVESTMENT INCOME (LOSS) ................     72,294        37,322          (461)         (9,956)       (3,837)        (1,026)
                                                --------       -------        ------       ---------      --------       --------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ......          0             0             0         151,981        11,256              0
  Realized gain (loss) on shares
    redeemed ................................    (24,663)      (18,280)       (1,269)          2,981          (899)        (1,568)
  Net change in unrealized gain (loss)
    on investments ..........................   (106,063)      (12,276)        2,494        (304,265)      354,168        115,832
                                                --------       -------        ------       ---------      --------       --------

NET GAIN (LOSS) ON INVESTMENTS ..............   (130,726)      (30,556)        1,225        (149,303)      364,525        114,264
                                                --------       -------        ------       ---------      --------       --------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ................................   $(58,432)      $ 6,766        $  764       $(159,259)     $360,688       $113,238
                                                ========       =======        ======       =========      ========       ========



* Became available (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A11



                                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------

                  DREYFUS                               FRANKLIN TEMPLETON                         FRANKLIN TEMPLETON
                 SMALL CAP                                 INTERNATIONAL                           DEVELOPING MARKETS
                 PORTFOLIO                                     FUND                                       FUND
------------------------------------------  ------------------------------------------  ------------------------------------------
   FOR THE        FOR THE   FOR THE PERIOD     FOR THE        FOR THE   FOR THE PERIOD     FOR THE       FOR THE    FOR THE PERIOD
 YEAR ENDED     YEAR ENDED  JULY 1, 1998*    YEAR ENDED     YEAR ENDED  JULY 1, 1998*    YEAR ENDED    YEAR ENDED   JULY 1, 1998*
DECEMBER 31,   DECEMBER 31,   TO DECEMBER   DECEMBER 31,   DECEMBER 31,   TO DECEMBER   DECEMBER 31,  DECEMBER 31,    TO DECEMBER
    2000           1999        31, 1998         2000           1999        31, 1998         2000          1999         31, 1998
------------   ------------ --------------  ------------   ------------ --------------  ------------  ------------  --------------


$   12,902       $  1,065      $      3       $ 17,726       $ 10,953       $     0      $   3,261      $  2,187        $     0
----------       --------      --------       --------       --------       -------      ---------      --------        -------





    14,817          8,035         1,561          4,550          2,504           499          1,804         1,151            197
----------       --------      --------       --------       --------       -------      ---------      --------        -------

    (1,915)        (6,970)       (1,558)        13,176          8,449          (499)         1,457         1,036           (197)
----------       --------      --------       --------       --------       -------      ---------      --------        -------




 1,639,847              0        15,555        117,420         40,748             0              0             0              0

     4,868         (4,526)       (4,972)       (21,629)        (7,657)       (1,543)       (15,343)       (2,270)          (596)

(1,284,943)       460,563       123,615       (126,247)        88,457        14,401       (144,082)      114,745         22,483
----------       --------      --------       --------       --------       -------      ---------      --------        -------

   359,772        456,037       134,198        (30,456)       121,548        12,858       (159,425)      112,475         21,887
----------       --------      --------       --------       --------       -------      ---------      --------        -------



$  357,857       $449,067      $132,640       $(17,280)      $129,997       $12,359      $(157,968)     $113,511        $21,690
==========       ========      ========       ========       ========       =======      =========      ========        =======




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A12

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2



STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998


                                                                                         SUBACCOUNTS
                                                            --------------------------------------------------------------------

                                                                      PRUDENTIAL                           PRUDENTIAL
                                                                   DIVERSIFIED BOND                     HIGH YIELD  BOND
                                                                       PORTFOLIO                            PORTFOLIO
                                                            --------------------------------     -------------------------------
                                                              FOR THE       FOR THE PERIOD         FOR THE            FOR THE
                                                             YEAR ENDED    FEBRUARY 1, 1999*      YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31,      TO DECEMBER        DECEMBER 31,       DECEMBER 31,
                                                                2000           31, 1999              2000               1999
                                                            ------------   -----------------     ------------       ------------
INVESTMENT INCOME
  Dividend income ........................................     $2,224            $   0             $118,091            $   667
                                                               ------            -----             --------            -------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk
    [Note 5A] ............................................        154              118                4,488              2,592
                                                               ------            -----             --------            -------


NET INVESTMENT INCOME (LOSS) .............................      2,070             (118)             113,603             (1,925)
                                                               ------            -----             --------            -------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...................          4               77                    0                  0
  Realized gain (loss) on shares redeemed ................        (32)            (129)              (3,300)            (1,401)
  Net change in unrealized gain (loss)
    on investments .......................................      1,090             (277)            (198,091)               727
                                                               ------            -----             --------            -------

NET GAIN (LOSS) ON INVESTMENTS ...........................      1,062             (329)            (201,391)              (674)
                                                               ------            -----             --------            -------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .............................................     $3,132            $(447)            $(87,788)           $(2,599)
                                                               ======            =====             ========            =======




* Became available (Note 1)



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A13


                                         SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------

          PRUDENTIAL                           PRUDENTIAL                           PRUDENTIAL
             VALUE                           JENNISON GROWTH                          GLOBAL
           PORTFOLIO                            PORTFOLIO                            PORTFOLIO
---------------------------------    ------------------------------       ------------------------------
  FOR THE        FOR THE PERIOD        FOR THE           FOR THE            FOR THE           FOR THE
 YEAR ENDED     FEBRUARY 1, 1999*    YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
DECEMBER 31,        TO DECEMBER      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
    2000             31, 1999            2000              1999               2000              1999
------------    -----------------    ------------      ------------       ------------      ------------

   $  150              $103           $   2,625          $  4,328          $   8,084          $  1,207
   ------              ----           ---------          --------          ---------          --------




       29                17              19,172             8,749              5,132             2,346
   ------              ----           ---------          --------          ---------          --------


      121                86             (16,547)           (4,421)             2,952            (1,139)
   ------              ----           ---------          --------          ---------          --------



      631               570             514,991           137,237             72,902             2,117
     (211)              (18)            (34,359)             (459)           (23,871)              314

      609              (410)         (1,259,690)          666,183           (277,064)          288,920
   ------              ----           ---------          --------          ---------          --------

    1,029               142            (779,058)          802,961           (228,033)          291,351
   ------              ----           ---------          --------          ---------          --------



   $1,150              $228           $(795,605)         $798,540          $(225,081)         $290,212
   ======              ====           =========          ========          =========          ========




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A14

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998


                                                                                         SUBACCOUNTS
                                                            -------------------------------------------------------------------

                                                                   AMERICAN CENTURY                     AMERICAN CENTURY
                                                                      VP BALANCED                       VP INTERNATIONAL
                                                                       PORTFOLIO                            PORTFOLIO
                                                            -----------------------------        ------------------------------
                                                               FOR THE           FOR THE            FOR THE            FOR THE
                                                             YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31,      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                2000              1999               2000               1999
                                                            ------------      ------------       ------------       ------------
INVESTMENT INCOME
  Dividend income ........................................    $ 2,056            $  163             $    48            $     0
                                                              -------            ------             -------            -------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk
    [Note 5A] ............................................        467               126                 203                 58
                                                              -------            ------             -------            -------

NET INVESTMENT INCOME (LOSS) .............................      1,589                37                (155)               (58)
                                                              -------            ------             -------            -------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...................      1,294             1,127                 711                  0
  Realized gain (loss) on shares redeemed ................       (709)             (308)               (912)                40
  Net change in unrealized gain (loss)
    on investments .......................................     (6,961)            3,389              (8,457)            12,413
                                                              -------            ------             -------            -------

NET GAIN (LOSS) ON INVESTMENTS ...........................     (6,376)            4,208              (8,658)            12,453
                                                              -------            ------             -------            -------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .............................................    $(4,787)           $4,245             $(8,813)           $12,395
                                                              =======            ======             =======            =======




* Became available (Note 1)




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A15


                                                  SUBACCOUNTS (CONTINUED)
        --------------------------------------------------------------------------------------------------------

                AMERICAN CENTURY                   DREYFUS DISCIPLINED                       JP MORGAN
                   VP VALUE                               STOCK                                BOND
                   PORTFOLIO                            PORTFOLIO                            PORTFOLIO
        -------------------------------      ---------------------------------    ------------------------------
           FOR THE            FOR THE           FOR THE       FOR THE PERIOD         FOR THE           FOR THE
         YEAR ENDED         YEAR ENDED        YEAR ENDED     FEBRUARY 1, 1999*     YEAR ENDED        YEAR ENDED
        DECEMBER 31,       DECEMBER 31,      DECEMBER 31,       TO DECEMBER       DECEMBER 31,      DECEMBER 31,
            2000               1999              2000            31, 1999             2000              1999
        ------------       ------------      ------------    -----------------    ------------      ------------

          $ 1,250             $   102           $    38            $  133            $4,515             $810
          -------             -------           -------            ------            ------             ----





              538                 209                72                38               279              101
          -------             -------           -------            ------            ------             ----

              712                (107)              (34)               95             4,236              709
          -------             -------           -------            ------            ------             ----




            3,199                 962               156                 0                 0               33
           (8,504)               (396)                1                 7              (189)             (16)

           29,657              (6,954)           (1,921)            1,409             2,439             (623)
          -------             -------           -------            ------            ------             ----

           24,352              (6,388)           (1,764)            1,416             2,250             (606)
          -------             -------           -------            ------            ------             ----



          $25,064             $(6,495)          $(1,798)           $1,511            $6,486             $103
          =======             =======           =======            ======            ======             ====





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A16

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                         SUBACCOUNTS
                                                            --------------------------------------------------------------------

                                                                       JP MORGAN                            JP MORGAN
                                                                        EQUITY                     INTERNATIONAL OPPORTUNITIES
                                                                       PORTFOLIO                           PORTFOLIOS
                                                            ------------------------------       -------------------------------
                                                               FOR THE           FOR THE            FOR THE            FOR THE
                                                             YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31,      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                2000              1999               2000               1999
                                                            ------------      ------------       ------------       ------------
INVESTMENT INCOME
  Dividend income ........................................     $   333           $2,738             $    63            $  642
                                                               -------           ------             -------            ------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk
    [Note 5A] ............................................         224               79                  84                38
                                                               -------           ------             -------            ------

NET INVESTMENT INCOME (LOSS) .............................         109            2,659                 (21)              604
                                                               -------           ------             -------            ------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...................       1,489               97                 321                 0
  Realized gain (loss) on shares redeemed ................      (1,869)             (92)               (115)               (3)
  Net change in unrealized gain (loss)
    on investments .......................................      (5,162)             634              (3,103)            2,980
                                                               -------           ------             -------            ------

NET GAIN (LOSS) ON INVESTMENTS ...........................      (5,542)             639              (2,897)            2,977
                                                               -------           ------             -------            ------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .............................................     $(5,433)          $3,298             $(2,918)           $3,581
                                                               =======           ======             =======            ======




* Became available (Note 1)



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A17


                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------

           JP MORGAN                          MFS EMERGING                         T. ROWE PRICE
         SMALL COMPANY                           GROWTH                           MID-CAP GROWTH
           PORTFOLIO                             SERIES                              PORTFOLIO
-------------------------------      --------------------------------     --------------------------------
   FOR THE            FOR THE           FOR THE       FOR THE PERIOD         FOR THE       FOR THE PERIOD
 YEAR ENDED         YEAR ENDED        YEAR ENDED    FEBRUARY 1, 1999*      YEAR ENDED    FEBRUARY 1, 1999*
DECEMBER 31,       DECEMBER 31,      DECEMBER 31,       TO DECEMBER       DECEMBER 31,       TO DECEMBER
    2000               1999              2000            31, 1999             2000            31, 1999
------------       ------------      ------------   -----------------     ------------   -----------------

   $    59           $     8            $     0          $    0               $  0             $   86
   -------           -------            -------          ------               ----             ------




       173                62                 88              38                 48                 22
   -------           -------            -------          ------               ----             ------

      (114)              (54)               (88)            (38)               (48)                64
   -------           -------            -------          ------               ----             ------



     1,082               706              1,033               0                239                  0
    (1,237)              (32)              (203)             (2)               (14)                33

    (5,313)            9,533             (5,723)          7,153                356              1,480
   -------           -------            -------          ------               ----             ------

    (5,468)           10,207             (4,893)          7,151                581              1,513
   -------           -------            -------          ------               ----             ------


   $(5,582)          $10,153            $(4,981)         $7,113               $533             $1,577
   =======           =======            =======          ======               ====             ======



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A18

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998


                                                                                         SUBACCOUNTS
                                                            -----------------------------------------------------------------------

                                                                     T. ROWE PRICE                          ALLIANCE
                                                                  NEW AMERICAN GROWTH                    PREMIER GROWTH
                                                                       PORTFOLIO                            PORTFOLIO
                                                            ---------------------------------    ----------------------------------
                                                              FOR THE        FOR THE PERIOD        FOR THE         FOR THE PERIOD
                                                             YEAR ENDED     FEBRUARY 1, 1999*     YEAR ENDED      FEBRUARY 1, 1999*
                                                            DECEMBER 31,     TO DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
                                                                2000             1999                2000               1999
                                                            ------------   ------------------    ------------     -----------------
INVESTMENT INCOME
  Dividend income ........................................   $       0          $106,503            $     0             $  328
                                                             ---------          --------            -------             ------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk
    [Note 5A] ............................................       8,201             4,374                178                100
                                                             ---------          --------            -------             ------

NET INVESTMENT INCOME (LOSS) .............................      (8,201)          102,129               (178)               228
                                                             ---------          --------            -------             ------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...................     198,557                 0              1,988                  0
  Realized gain (loss) on shares redeemed ................     (11,776)           (3,716)              (416)               (64)
  Net change in unrealized gain (loss)
    on investments .......................................    (396,005)           22,549             (9,536)             5,929
                                                             ---------          --------            -------             ------

NET GAIN (LOSS) ON INVESTMENTS ...........................    (209,224)           18,833             (7,964)             5,865
                                                             ---------          --------            -------             ------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .............................................   $(217,425)         $120,962            $(8,142)            $6,093
                                                             =========          ========            =======             ======


* Became available (Note 1)




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A19


                                   SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------

       PRUDENTIAL SMALL                            MFS                             T. ROWE PRICE
     CAPITALIZATION STOCK                         BOND                             EQUITY INCOME
           PORTFOLIO                             SERIES                              PORTFOLIO
---------------------------------    -------------------------------      -------------------------------
   FOR THE        FOR THE PERIOD        FOR THE       FOR THE PERIOD        FOR THE       FOR THE PERIOD
 YEAR ENDED       APRIL 5, 1999*      YEAR ENDED      APRIL 5, 1999*       YEAR ENDED      APRIL 5, 1999*
DECEMBER 31,      TO DECEMBER 31,    DECEMBER 31,      TO DECEMBER        DECEMBER 31,      TO DECEMBER
    2000               1999              2000            31, 1999             2000            31, 1999
------------      ---------------    ------------     --------------      ------------    ---------------

  $  4,490            $     0          $ 58,468          $  9,649           $ 50,050         $ 134,254
  --------            -------          --------          --------           --------         ---------




     4,019              1,953             5,290             2,860             11,266             7,077
  --------            -------          --------          --------           --------         ---------

       471             (1,953)           53,178             6,789             38,784           127,177
  --------            -------          --------          --------           --------         ---------



    47,381              3,586                 0               726            153,583                 0
    (1,309)             2,963            (5,146)           (3,033)           (44,104)           (6,037)

   (56,446)            92,694            52,354           (29,354)           162,974          (264,540)
  --------            -------          --------          --------           --------         ---------

   102,518             99,243            47,208           (31,661)           272,453          (270,577)
  --------            -------          --------          --------           --------         ---------



  $102,989            $97,290          $100,386          $(24,872)          $311,237         $(143,400)
  ========            =======          ========          ========           ========         =========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A20

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998



                                                                                            SUBACCOUNTS
                                                                  --------------------------------------------------------------
                                                                                                                JANUS
                                                                         NEUBERGER & BERMAN                   WORLDWIDE
                                                                            AMT PARTNERS                       GROWTH
                                                                              PORTFOLIO                       PORTFOLIO
                                                                   -----------------------------   -----------------------------
                                                                      FOR THE     FOR THE PERIOD      FOR THE     FOR THE PERIOD
                                                                    YEAR ENDED    APRIL 5, 1999*    YEAR ENDED    APRIL 5, 1999*
                                                                   DECEMBER 31,     TO DECEMBER    DECEMBER 31,     TO DECEMBER
                                                                       2000          31, 1999          2000          31, 1999
                                                                   ------------   --------------   ------------   --------------
INVESTMENT INCOME
  Dividend income .............................................     $   6,091        $      0      $   403,653      $    4,625
                                                                    ---------        --------      -----------      ----------

EXPENSES
  Charges to participants for assuming
    mortality risk and expense risk
    [Note 5A] .................................................         3,662           1,982           23,071           8,369
                                                                    ---------        --------      -----------      ----------

NET INVESTMENT INCOME (LOSS) ..................................         2,429          (1,982)         380,582          (3,744)
                                                                    ---------        --------      -----------      ----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ........................       129,553               0                0               0
  Realized gain (loss) on shares redeemed .....................       (14,402)           (259)         (52,914)          2,931
  Net change in unrealized gain (loss)
    on investments ............................................      (114,586)        (10,787)      (1,220,435)      1,337,701
                                                                    ---------        --------      -----------      ----------
NET GAIN (LOSS) ON INVESTMENTS ................................           545         (11,046)      (1,273,349)      1,340,632
                                                                    ---------        --------      -----------      ----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..................................................     $   2,974        $(13,028)     $  (892,767)     $1,336,888
                                                                    =========        ========      ===========      ==========



* Became available (Note 1)



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A21


             SUBACCOUNTS (CONTINUED)
----------------------------------------------
WARBURG PINCUS
     FIXED               MFS GLOBAL
     INCOME              GOVERNMENT
   PORTFOLIO              PORTFOLIO
--------------   -----------------------------
FOR THE PERIOD      FOR THE     FOR THE PERIOD
APRIL 5, 1999*    YEAR ENDED    APRIL 5, 1999*
  TO DECEMBER    DECEMBER 31,     TO DECEMBER
   31, 1999          2000          31, 1999
--------------   ------------   --------------

  $      0         $20,538          $    0
  --------         -------          ------




       134           1,980             658
  --------         -------          ------

      (134)         18,558            (658)
  --------         -------          ------




         0               0               0
   (15,654)         (1,995)            764

         0           3,166           3,862
  --------         -------          ------
   (15,654)          1,171           4,626
  --------         -------          ------


  $(15,788)        $19,729          $3,968
  ========         =======          ======




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                      A22



                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998



                                                                                  SUBACCOUNTS
                                           ---------------------------------------------------------------------------------------

                                                           PRUDENTIAL                                  PRUDENTIAL
                                                          MONEY MARKET                              FLEXIBLE MANAGED
                                                            PORTFOLIO                                   PORTFOLIO
                                           ------------------------------------------  -------------------------------------------
                                              FOR THE      FOR THE     FOR THE PERIOD    FOR THE        FOR THE     FOR THE PERIOD
                                            YEAR ENDED   YEAR ENDED     JULY 1, 1998*  YEAR ENDED      YEAR ENDED    JULY 1, 1998*
                                           DECEMBER 31,  DECEMBER 31,    TO DECEMBER   DECEMBER 31,    DECEMBER 31,    TO DECEMBER
                                              2000          1999          31, 1998         2000            1999         31, 1998
                                           ------------  ------------    ------------  ------------    ------------   ------------
OPERATIONS
  Net Investment income (loss) ..........  $    192,650  $    111,453    $      2,964  $     35,173    $     (2,761)  $      5,139
  Capital gains distributions received ..             0             0               0        14,395           5,913         33,105
  Realized gain (loss) on shares redeemed             0             0               0        (7,368)         (4,692)        (1,147)
  Net change in unrealized gain (loss)
    on investments ......................             0            (0)             (0)      (54,527)         47,809        (12,978)
                                           ------------  ------------    ------------  ------------    ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................       192,650       111,453           2,964       (12,327)         46,269         24,119
                                           ------------  ------------    ------------  ------------    ------------   ------------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Participant Net Payments ..............       295,902       729,972          22,979       159,771         211,737         63,947
  Policy Loans ..........................       (25,497)       (9,749)            (71)         (704)           (386)        (3,208)
  Policy Loan Repayments and Interest ...         3,685             0               0           126              81          2,147
  Surrenders, Withdrawals, and Death
    Benefits ............................      (537,824)      (44,463)              0       (58,706)         (3,522)        (1,089)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....      (744,259)    3,022,272         205,368       224,805         155,982        331,271
                                           ------------  ------------    ------------  ------------    ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND OTHER
  OPERATING TRANSFERS ...................    (1,007,993)    3,698,032         228,276       325,292         363,892        393,068
                                           ------------  ------------    ------------  ------------    ------------   ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ............................      (815,343)    3,809,485         231,240       312,965         410,161        417,187

NET ASSETS
  Beginning of period ...................     4,040,725       231,240               0       827,348         417,187              0
                                           ------------  ------------    ------------  ------------    ------------   ------------
  End of period .........................  $  3,225,382  $  4,040,725    $    231,240  $  1,140,313    $    827,348   $    417,187
                                           ============  ============    ============  ============    ============   ============


* Became available (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                       A23



                                      SUBACCOUNTS (CONTINUED)
   --------------------------------------------------------------------------------------------

                        PRUDENTIAL                                   PRUDENTIAL
                       STOCK INDEX                                     EQUITY
                        PORTFOLIO                                    PORTFOLIO
   --------------------------------------------    --------------------------------------------
      FOR THE        FOR THE     FOR THE PERIOD     FOR THE         FOR THE      FOR THE PERIOD
    YEAR ENDED     YEAR ENDED     JULY 1, 1998*    YEAR ENDED      YEAR ENDED    JULY 1, 1998*
    DECEMBER 31,   DECEMBER 31,     TO DECEMBER    DECEMBER 31,    DECEMBER 31,   TO DECEMBER
        2000           1999          31, 1998          2000            1999         31, 1998
   ------------    ------------    ------------    ------------    ------------    ------------

   $     43,886    $     45,035    $      4,733    $     26,742    $     15,938    $      4,525
        353,574          84,366          17,051         318,934         169,458          78,110
        (28,508)         (2,404)         (1,408)        (82,081)         (9,332)         (2,032)

     (1,360,218)        834,821         151,883        (173,669)        (40,982)        (41,420)
   ------------    ------------    ------------    ------------    ------------    ------------


       (991,266)        961,818         172,259          89,926         135,082          39,183
   ------------    ------------    ------------    ------------    ------------    ------------


      1,009,837       1,979,979         191,087         275,899         417,174         125,032
        (82,199)        (16,642)         (2,866)        (19,895)         (6,694)           (149)
          6,451           1,026           2,205              21              15           2,005

       (308,507)       (135,751)         (1,648)        (78,705)         (6,073)         (1,301)

      1,104,350       5,144,210       1,041,359         191,737         201,551         645,769
   ------------    ------------    ------------    ------------    ------------    ------------



      1,729,932       6,972,822       1,230,137         369,057         605,973         771,356
   ------------    ------------    ------------    ------------    ------------    ------------

        738,666       7,934,640       1,402,396         458,983         741,055         810,539


      9,337,036       1,402,396               0       1,551,594         810,539               0
   ------------    ------------    ------------    ------------    ------------    ------------
   $ 10,075,702    $  9,337,036    $  1,402,396    $  2,010,577    $  1,551,594    $    810,539
   ============    ============    ============    ============    ============    ============




              SUBACCOUNTS (CONTINUED)
 --------------------------------------------
               NEUBERGER & BERMAN
                   AMT LIMITED
                  MATURITY BOND
                    PORTFOLIO
 --------------------------------------------
  FOR THE         FOR THE      FOR THE PERIOD
 YEAR ENDED      YEAR ENDED     JULY 1, 1998*
 DECEMBER 31,    DECEMBER 31,    TO DECEMBER
    2000            1999           31, 1998
 ------------    ------------    ------------

 $     18,222    $      9,525    $       (193)
            0               0               0
       (6,977)         (2,402)              7

        7,887          (5,011)          1,200
 ------------    ------------    ------------


       19,132           2,112           1,014
 ------------    ------------    ------------


       49,822          64,994          32,082
         (939)              0          (4,183)
            0           1,861             210

      (57,457)         (1,199)              0

       68,371          19,096         130,511
 ------------    ------------    ------------



       59,797          84,752         158,620
 ------------    ------------    ------------

       78,929          86,864         159,634


      246,498         159,634               0
 ------------    ------------    ------------
 $    325,427    $    246,498    $    159,634
 ============    ============    ============


              SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                     A24




                                                      FINANCIAL STATEMENTS OF
                                         THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                           THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                            --------------------------------------------------------------------------------------

                                                           KEMPER SERIES                                   MFS
                                                            HIGH YIELD                                  RESEARCH
                                                             PORTFOLIO                                   SERIES
                                            -----------------------------------------    -----------------------------------------
                                               FOR THE        FOR THE   FOR THE PERIOD     FOR THE       FOR THE     FOR THE PERIOD
                                             YEAR ENDED     YEAR ENDED   JULY 1, 1998*    YEAR ENDED    YEAR ENDED    JULY 1, 1998*
                                            DECEMBER 31,   DECEMBER 31,   TO DECEMBER    DECEMBER 31,  DECEMBER 31,    TO DECEMBER
                                                2000           1999        31, 1998         2000           1999         31, 1998
                                            -----------    -----------    -----------    -----------    -----------    -----------
OPERATIONS
  Net Investment income (loss) ..........   $    72,294    $    37,322    $      (461)   $    (9,956)   $    (3,837)   $    (1,026)
  Capital gains distributions received ..             0              0              0        151,981         11,256              0
  Realized gain (loss) on shares redeemed       (24,663)       (18,280)        (1,269)         2,981           (899)        (1,568)
  Net change in unrealized gain (loss)
    on investments ......................      (106,063)       (12,276)         2,494       (304,265)       354,168        115,832
                                            -----------    -----------    -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................       (58,432)         6,766            764       (159,259)       360,688        113,238
                                            -----------    -----------    -----------    -----------    -----------    -----------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Participant Net Payments ..............        95,176        173,227         53,378        373,062        438,073        133,668
  Policy Loans ..........................          (283)        (1,521)          (147)       (18,901)        (8,294)          (161)
  Policy Loan Repayments and Interest ...             0              0              0             57            953          2,032
  Surrenders, Withdrawals, and Death
    Benefits ............................       (17,492)      (121,301)          (283)       (76,710)       (48,648)        (1,701)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....        74,121        104,866        301,982        338,128        399,484        643,159
                                            -----------    -----------    -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND OTHER
  OPERATING TRANSFERS ...................       151,522        155,271        354,930        615,636        781,568        776,997
                                            -----------    -----------    -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ............................        93,090        162,037        355,694        456,377      1,142,256        890,235

NET ASSETS
  Beginning of period ...................       517,731        355,694              0      2,032,491        890,235              0
                                            -----------    -----------    -----------    -----------    -----------    -----------
  End of period .........................   $   610,821    $   517,731    $   355,694    $ 2,488,868    $ 2,032,491    $   890,235
                                            ===========    ===========    ===========    ===========    ===========    ===========


* Became available (Note 1)


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43


                                                                 A25


                                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                FRANKLIN TEMPLETON
                 DREYFUS                               FRANKLIN TEMPLETON                           DEVELOPING
                SMALL CAP                                 INTERNATIONAL                               MARKETS
                PORTFOLIO                                     FUND                                      FUND
-----------------------------------------    -----------------------------------------  -----------------------------------------
    FOR THE      FOR THE    FOR THE PERIOD     FOR THE        FOR THE    FOR THE PERIOD   FOR THE       FOR THE    FOR THE PERIOD
  YEAR ENDED    YEAR ENDED   JULY 1, 1998*   YEAR ENDED     YEAR ENDED    JULY 1, 1998* YEAR ENDED    YEAR ENDED    JULY 1, 1998*
 DECEMBER 31,   DECEMBER 31,  TO DECEMBER   DECEMBER 31,   DECEMBER 31,    TO DECEMBER  DECEMBER 31,  DECEMBER 31,    TO DECEMBER
     2000          1999         31, 1998         2000           1999        31, 1998       2000          1999         31, 1998
-----------    -----------    -----------    -----------    -----------    -----------  -----------    -----------    -----------

$    (1,915)   $    (6,970)   $    (1,558)   $    13,176    $     8,449    $      (499) $     1,457    $     1,036    $      (197)
  1,639,847              0         15,555        117,420         40,748              0            0              0              0
      4,868         (4,526)        (4,972)       (21,629)        (7,657)        (1,543)     (15,343)        (2,270)          (596)

 (1,284,943)       460,563        123,615       (126,247)        88,457         14,401     (144,082)       114,745         22,483
-----------    -----------    -----------    -----------    -----------    -----------  -----------    -----------    -----------


    357,857        449,067        132,640        (17,280)       129,997         12,359     (157,968)       113,511         21,690
-----------    -----------    -----------    -----------    -----------    -----------  -----------    -----------    -----------


    344,710        589,654        214,097        152,928        221,240         75,071       63,389         98,906         26,331
     (8,720)        (8,178)          (243)        (1,241)        (2,054)          (328)        (221)        (1,052)           (37)
         70            953              0            162             16              0          202            331              0

    (88,435)       (56,888)          (807)       (27,496)       (24,939)          (237)     (19,023)       (25,545)             0

    529,806        318,646        958,721        236,412        105,806        300,233      106,010         56,160        118,552
-----------    -----------    -----------    -----------    -----------    -----------  -----------    -----------    -----------



    777,431        844,187      1,171,768        360,765        300,069        374,739      150,357        128,800        144,846
-----------    -----------    -----------    -----------    -----------    -----------  -----------    -----------    -----------

  1,135,288      1,293,254      1,304,408        343,485        430,066        387,098       (7,611)       242,311        166,536


  2,597,662      1,304,408              0        817,164        387,098              0      408,847        166,536              0
-----------    -----------    -----------    -----------    -----------    -----------  -----------    -----------    -----------
$ 3,732,950    $ 2,597,662    $ 1,304,408    $ 1,160,649    $   817,164    $   387,098  $   401,236    $   408,847    $   166,536
===========    ===========    ===========    ===========    ===========    ===========  ===========    ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A26


                                                      FINANCIAL STATEMENTS OF
                                         THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                           THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998

                                                               SUBACCOUNTS
                                            --------------------------------------------------------

                                                    PRUDENTIAL                    PRUDENTIAL
                                                 DIVERSIFIED BOND               HIGH YIELD BOND
                                                     PORTFOLIO                     PORTFOLIO
                                            ----------------------------- --------------------------
                                              FOR THE    FOR THE PERIOD     FOR THE       FOR THE
                                             YEAR ENDED  FEBRUARY 1, 1999* YEAR ENDED    YEAR ENDED
                                            DECEMBER 31,   TO DECEMBER     DECEMBER 31,  DECEMBER 31,
                                                2000         31, 1999         2000           1999
                                            -----------    -----------    -----------    -----------
OPERATIONS
  Net Investment income (loss) ..........   $     2,070    $      (118)   $   113,603    $    (1,925)
  Capital gains distributions received ..             4             77              0              0
  Realized gain (loss) on shares
    redeemed ............................           (32)          (129)        (3,300)        (1,401)
  Net change in unrealized gain (loss)
    on investments ......................         1,090           (277)      (198,091)           727
                                            -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................         3,132           (447)       (87,788)        (2,599)
                                            -----------    -----------    -----------    -----------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Participant Net Payments ..............         7,759          7,942         95,499        250,352
  Policy Loans ..........................             0              0              0              0
  Policy Loan Repayments and Interest ...             0              0              0              0
  Surrenders, Withdrawals, and Death
    Benefits ............................        (1,291)        (4,100)        (5,024)          (101)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....             0         27,970         (1,951)       755,327
                                            -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND OTHER
  OPERATING TRANSFERS ...................         6,468         31,812         88,524      1,005,578
                                            -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ............................         9,600         31,365            736      1,002,979

NET ASSETS
  Beginning of period ...................        31,365              0      1,002,979              0
                                            -----------    -----------    -----------    -----------
  End of period .........................   $    40,965    $    31,365    $ 1,003,715    $ 1,002,979
                                            ===========    ===========    ===========    ===========


* Became available (Note 1)


                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH 43

                                                               A27

                                                     SUBACCOUNTS (CONTINUED)
 --------------------------------------------------------------------------------------------------------------------
                                                                                                     AMERICAN
        PRUDENTIAL                      PRUDENTIAL                      PRUDENTIAL                   CENTURY
          VALUE                      JENNISON GROWTH                     GLOBAL                    VP BALANCED
        PORTFOLIO                       PORTFOLIO                       PORTFOLIO                   PORTFOLIO
 ---------------------------    --------------------------    --------------------------    --------------------------
  FOR THE      FOR THE PERIOD     FOR THE       FOR THE        FOR THE         FOR THE        FOR THE         FOR THE
 YEAR ENDED   FEBRUARY 1, 1999* YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED
 DECEMBER 31,   TO DECEMBER     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
     2000         31, 1999          2000          1999           2000            1999          2000            1999
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

  $       121    $        86    $   (16,547)   $    (4,421)   $     2,952    $    (1,139)   $     1,589    $        37
          631            570        514,991        137,237         72,902          2,117          1,294          1,127

         (211)           (18)       (34,359)          (459)       (23,871)           314           (709)          (308)

          609           (410)    (1,259,690)       666,183       (277,064)       288,920         (6,961)         3,389
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


        1,150            228       (795,605)       798,540       (225,081)       290,212         (4,787)         4,245
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


        2,869          3,686        253,585        890,625        115,390        264,610         80,491         64,223
            0              0           (450)       (10,416)           (89)        (3,608)             0              0
            0              0              0              0              0              0              0              0

         (682)           (56)      (191,240)       (53,253)       (68,721)       (11,332)        (2,311)             0

            0          1,950        181,214      2,509,781        (42,391)       645,878             33              0
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------



        2,187          5,580        243,109      3,336,737          4,189        895,548         78,213         64,223
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

        3,337          5,808       (552,496)     4,135,277       (220,892)     1,185,760         73,426         68,468


        5,808              0      4,135,277              0      1,185,760              0         68,468              0
  -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
  $     9,145    $     5,808    $ 3,582,781    $ 4,135,277    $   964,868    $ 1,185,760    $   141,894    $    68,468
  ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========



                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                               A28


                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998


                                                                                            SUBACCOUNTS
                                                                   ------------------------------------------------------------

                                                                         AMERICAN CENTURY              AMERICAN CENTURY
                                                                         VP INTERNATIONAL                  VP VALUE
                                                                             PORTFOLIO                     PORTFOLIO
                                                                   ---------------------------     ----------------------------
                                                                      FOR THE         FOR THE         FOR THE     FOR THE PERIOD
                                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED   FEBRUARY 1, 1999*
                                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     TO DECEMBER
                                                                       2000            1999            2000          31, 1999
                                                                   ------------    -----------     -----------     ------------
OPERATIONS
  Net Investment income (loss) ..................................  $       (155)   $       (58)    $       712     $       (107)
  Capital gains distributions received ..........................           711              0           3,199              962
  Realized gain (loss) on shares redeemed .......................          (912)            40          (8,504)            (396)
  Net change in unrealized gain (loss)
    on investments ..............................................        (8,457)        12,413          29,657           (6,954)
                                                                   ------------    -----------     -----------     ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ....................................................        (8,813)        12,395          25,064           (6,495)
                                                                   ------------    -----------     -----------     ------------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Participant Net Payments ......................................        26,154         25,767          71,040          103,008
  Policy Loans ..................................................             0              0               0                0
  Policy Loan Repayments and Interest ...........................             0              0               0                0
  Surrenders, Withdrawals, and Death
    Benefits ....................................................        (1,565)          (715)         (6,867)          (1,343)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ............................            21             50          (6,923)          (1,437)
                                                                   ------------    -----------     -----------     ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND OTHER
  OPERATING TRANSFERS ...........................................        24,610         25,102          57,250          100,228
                                                                   ------------    -----------     -----------     ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ....................................................        15,797         37,497          82,314           93,733

NET ASSETS
  Beginning of period ...........................................        37,497              0          93,733                0
                                                                   ------------    -----------     -----------     ------------
  End of period .................................................  $     53,294    $    37,497     $   176,047     $     93,733
                                                                   ============    ===========     ===========     ============


* Became available (Note 1)


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                A29


                                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                        JP MORGAN
   DREYFUS DISCIPLINED                  JP MORGAN                       JP MORGAN                     INTERNATIONAL
          STOCK                           BOND                           EQUITY                       OPPORTUNITIES
        PORTFOLIO                       PORTFOLIO                       PORTFOLIO                      PORTFOLIOS
----------------------------    ----------------------------    ----------------------------    ---------------------------
   FOR THE     FOR THE PERIOD      FOR THE         FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
 YEAR ENDED   FEBRUARY 1, 1999*  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
DECEMBER 31,     TO DECEMBER    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
    2000          31, 1999          2000            1999            2000            1999            2000            1999
------------     -----------    ------------    ------------    ------------    ------------    -----------     -----------

$        (34)    $        95    $      4,236    $        709    $        109    $      2,659    $       (21)    $       604
         156               0               0              33           1,489              97            321               0
           1               7            (189)            (16)         (1,869)            (92)          (115)             (3)

      (1,921)          1,409           2,439            (623)         (5,162)            634         (3,103)          2,980
------------     -----------    ------------    ------------    ------------    ------------    -----------     -----------


      (1,798)          1,511           6,486             103          (5,433)          3,298         (2,918)          3,581
------------     -----------    ------------    ------------    ------------    ------------    -----------     -----------


       7,210          10,386          32,463          47,480          38,506          39,867          7,022          16,482
           0               0               0               0               0               0              0               0
           0               0               0               0               0               0              0               0

      (1,791)              0          (6,158)            (14)        (25,767)           (709)        11,824)           (511)

           1           2,281             (68)            (21)            836             218          3,001             (11)
------------     -----------    ------------    ------------    ------------    ------------    -----------     -----------



       5,420          12,667          26,237          47,445          13,575          39,376         (1,801)         15,960
------------     -----------    ------------    ------------    ------------    ------------    -----------     -----------

       3,622          14,178          32,723          47,548           8,142          42,674         (4,719)         19,541

      14,178               0          47,548               0          42,674               0         19,541               0
------------     -----------    ------------    ------------    ------------    ------------    -----------     -----------
$     17,800     $    14,178    $     80,271    $     47,548    $     50,816    $     42,674    $    14,822     $    19,541
============     ===========    ============    ============    ============    ============    ===========     ===========



                                 SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                 A30


                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998


                                                                                            SUBACCOUNTS
                                                                   ------------------------------------------------------------

                                                                             JP MORGAN                          MFS
                                                                           SMALL COMPANY                  EMERGING GROWTH
                                                                             PORTFOLIO                        SERIES
                                                                   ----------------------------    ----------------------------
                                                                      FOR THE         FOR THE         FOR THE     FOR THE PERIOD
                                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED   FEBRUARY 1, 1999*
                                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     TO DECEMBER
                                                                       2000            1999            2000          31, 1999
                                                                   ------------    ------------    ------------    ------------
OPERATIONS
  Net Investment income (loss) ..................................  $       (114)   $        (54)   $        (88)   $        (38)
  Capital gains distributions received ..........................         1,082             706           1,033               0
  Realized gain (loss) on shares redeemed .......................        (1,237)            (32)           (203)             (2)
  Net change in unrealized gain (loss)
    on investments ..............................................        (5,313)          9,533          (5,723)          7,153
                                                                   ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ....................................................        (5,582)         10,153          (4,981)          7,113
                                                                   ------------    ------------    ------------    ------------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Participant Net Payments ......................................        17,582          26,913           7,831           8,406
  Policy Loans ..................................................             0               0               0               0
  Policy Loan Repayments and Interest ...........................             0               0               0               0
  Surrenders, Withdrawals, and Death
    Benefits ....................................................       (12,377)         (1,281)           (783)              0
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ............................         3,001            (133)              0           3,230
                                                                   ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND OTHER
  OPERATING TRANSFERS ...........................................         8,206          25,499           7,048          11,636
                                                                   ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ....................................................         2,624          35,652           2,067          18,749

NET ASSETS
  Beginning of period ...........................................        35,652               0          18,749               0
                                                                   ------------    ------------    ------------    ------------
  End of period .................................................  $     38,276    $     35,652    $     20,816    $     18,749
                                                                   ============    ============    ============    ============


* Became available (Note 1)


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                A31


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
        T. ROWE PRICE                   T. ROWE PRICE                                                     PRUDENTIAL
           MID-CAP                      NEW AMERICAN                  ALLIANCE PREMIER              SMALL CAPITALIZATION
           GROWTH                          GROWTH                          GROWTH                           STOCK
          PORTFOLIO                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
  FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
 YEAR ENDED   FEBRUARY 1, 1999*  YEAR ENDED   FEBRUARY 1, 1999*  YEAR ENDED   FEBRUARY 1, 1999*  YEAR ENDED    APRIL 5, 1999*
DECEMBER 31,     TO DECEMBER    DECEMBER 31,     TO DECEMBER    DECEMBER 31,     TO DECEMBER    DECEMBER 31,     TO DECEMBER
    2000          31, 1999          2000          31, 1999          2000          31, 1999          2000          31, 1999
------------   -------------    ------------   -------------    ------------    ------------    ------------   -------------

$        (48)  $          64    $     (8,201)  $     102,129    $       (178)   $        228    $        471   $      (1,953)
         239               0         198,557               0           1,988               0          47,381           3,586
         (14)             33         (11,776)         (3,716)           (416)            (64)         (1,309)          2,963

         356           1,480        (396,005)         22,549          (9,536)          5,929          56,446          92,694
------------   -------------    ------------   -------------    ------------    ------------    ------------   -------------


         533           1,577        (217,425)        120,962          (8,142)          6,093         102,989          97,290
------------   -------------    ------------   -------------    ------------    ------------    ------------   -------------


       5,319           5,446         162,530         560,447          16,853          15,003          43,635         188,412
           0               0            (141)              0               0               0          (1,171)              0
           0               0               0               0               0               0           1,422               0

        (664)              0         (32,025)        (18,304)         (3,243)         (1,186)        (37,013)              0

           1           1,763         (45,469)      1,251,885               0          15,895          53,308         521,703
------------   -------------    ------------   -------------    ------------    ------------    ------------   -------------



       4,656           7,209          84,895       1,794,028          13,610          29,712          60,181         710,115
------------   -------------    ------------   -------------    ------------    ------------    ------------   -------------

       5,189           8,786        (132,530)      1,914,990           5,468          35,805         163,170         807,405


       8,786               0       1,914,990               0          35,805               0         807,405               0
------------   -------------    ------------   -------------    ------------    ------------    ------------   -------------
$     13,975   $       8,786    $  1,782,460   $   1,914,990    $     41,273    $     35,805    $    970,575   $     807,405
============   =============    ============   =============    ============    ============    ============   =============





                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                A32


                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998


                                                                                            SUBACCOUNTS
                                                                   -------------------------------------------------------------
                                                                               MFS                        T. ROWE PRICE
                                                                               BOND                       EQUITY INCOME
                                                                              SERIES                        PORTFOLIO
                                                                   -----------------------------   -----------------------------
                                                                      FOR THE     FOR THE PERIOD     FOR THE      FOR THE PERIOD
                                                                    YEAR ENDED    APRIL 5, 1999*    YEAR ENDED    APRIL 5, 1999*
                                                                   DECEMBER 31,     TO DECEMBER    DECEMBER 31,     TO DECEMBER
                                                                       2000          31, 1999          2000          31, 1999
                                                                   ------------   --------------   ------------   -------------
OPERATIONS
  Net Investment income (loss) ..................................  $     53,178   $       6,789    $     38,784   $     127,177
  Capital gains distributions received ..........................             0             726         153,583               0
  Realized gain (loss) on shares redeemed .......................        (5,146)         (3,033)        (44,104)         (6,037)
  Net change in unrealized gain (loss)
    on investments ..............................................        52,354         (29,354)        162,974        (264,540)
                                                                   ------------   -------------    ------------   -------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ....................................................       100,386         (24,872)        311,237        (143,400)
                                                                   ------------   -------------    ------------   -------------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Participant Net Payments ......................................        80,859         321,314          34,597         334,068
  Policy Loans ..................................................        (8,862)              0         (10,256)         (3,768)
  Policy Loan Repayments and Interest ...........................             0               0           5,687               0
  Surrenders, Withdrawals, and Death
    Benefits ....................................................        (3,996)        (10,548)       (103,993)         (5,710)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ............................       (24,239)        832,994          35,565       2,345,816
                                                                   ------------   -------------    ------------   -------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND OTHER
  OPERATING TRANSFERS ...........................................        43,762       1,143,760         (38,400)      2,670,406
                                                                   ------------   -------------    ------------   -------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ....................................................       144,148       1,118,888         272,837       2,527,006

NET ASSETS
  Beginning of period ...........................................     1,118,888               0       2,527,006               0
                                                                   ------------   -------------    ------------   -------------
  End of period .................................................  $  1,263,036   $   1,118,888    $  2,799,843   $   2,527,006
                                                                   ============   =============    ============   =============


* Became available (Note 1)


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                A33


                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
                                           JANUS               WARBURG PINCUS
    NEUBERGER & BERMAN                   WORLDWIDE                 FIXED                MFS GLOBAL
       AMT PARTNERS                       GROWTH                   INCOME               GOVERNMENT
         PORTFOLIO                       PORTFOLIO               PORTFOLIO                SERIES
----------------------------    ----------------------------    ------------    ----------------------------
   FOR THE     FOR THE PERIOD      FOR THE     FOR THE PERIOD  FOR THE PERIOD      FOR THE     FOR THE PERIOD
 YEAR ENDED    APRIL 5, 1999*    YEAR ENDED    APRIL 5, 1999*  APRIL 5, 1999*    YEAR ENDED    APRIL 5, 1999*
DECEMBER 31,     TO DECEMBER    DECEMBER 31,     TO DECEMBER     TO DECEMBER    DECEMBER 31,     TO DECEMBER
    2000          31, 1999          2000          31, 1999        31, 1999          2000          31, 1999
------------   -------------    ------------   -------------    ------------    ------------   -------------

$      2,429   $      (1,982)   $    380,582   $      (3,744)   $       (134)   $     18,558   $        (658)
     129,533               0               0               0               0               0               0
     (14,402)           (259)        (52,914)          2,931         (15,654)         (1,995)            764

    (114,586)        (10,787)     (1,220,435)      1,337,701               0           3,166           3,862
------------   -------------    ------------   -------------    ------------    ------------   -------------


       2,974         (13,028)       (892,767)      1,336,888         (15,788)         19,729           3,968
------------   -------------    ------------   -------------    ------------    ------------   -------------


      65,174         315,772         608,615         920,193         202,984          49,416          86,162
        (193)              0          (2,549)        (10,523)              0               0               0
           0               0           1,422               0               0               0               0

     (15,967)              0        (140,815)        (59,317)              0         (17,156)              0

      28,690         492,062         193,208       2,605,476        (187,196)        (15,412)        348,265
------------   -------------    ------------   -------------    ------------    ------------   -------------



      77,704         807,834         659,881       3,455,829          15,788          16,848         434,427
------------   -------------    ------------   -------------    ------------    ------------   -------------

      80,678         794,806        (232,886)      4,792,717               0          36,577         438,395


     794,806               0       4,792,717               0               0         438,395               0
------------   -------------    ------------   -------------    ------------    ------------   -------------
$    875,484   $     794,806    $  4,559,831   $   4,792,717    $          0    $    474,972   $     438,395
============   =============    ============   =============    ============    ============   =============





                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A35 THROUGH A43

                                                                A34

                        NOTES TO FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    THE PRUDENTIAL VARIABLE LIFE ACCOUNT GI-2
                                DECEMBER 31, 2000

NOTE 1: GENERAL

     The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred twenty-five subaccounts within the Account. Group Variable Universal Life contracts offer the option to invest in up to twenty of the subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

     The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant."

     Group Variable Universal Life insurance contracts became available to Participants on July 1, 1998.

     The following subaccount options became available on July 31, 1998:
     Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund and Franklin Templeton Developing Markets Fund.

     The following subaccount options became available on January 1, 1999:
     Prudential High Yield Bond Portfolio, Prudential Jennison Growth Portfolio, Prudential Global Portfolio, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Portfolio, JP Morgan Bond Portfolio, JP Morgan Equity Portfolio, JP Morgan International Opportunities Portfolio and JP Morgan Small Company Portfolio.

     The following subaccount options became available on February 1, 1999:
     Prudential Diversified Bond Portfolio, Prudential Value Portfolio, Dreyfus Disciplined Stock Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New American Growth Portfolio and Alliance Premier Growth Portfolio.

     The following subaccount options became available on April 5, 1999:
     Prudential Small Capitalization Stock Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger & Berman AMT Partners Portfolio, Janus Worldwide Growth Portfolio and MFS Global Government Portfolio.

     Warburg Pincus Fixed Income Portfolio became available on April 5, 1999. At December 31, 2000 there were no balances pertaining to the Warburg Pincus Fixed Income Portfolio in the Account.

                                       A35

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

     The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

     INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

     SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

     DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

     ACCRUED EXPENSES PAYABLE TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--The payable represents amounts due to Prudential for mortality risk and expense risk charges.

NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

     The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered variable fund, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 2000 were as follows:

                                                                                      SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                                                                                      NEUBERGER
                                                 PRUDENTIAL       PRUDENTIAL       PRUDENTIAL                          BERMAN
                                                   MONEY           FLEXIBLE          STOCK          PRUDENTIAL       AMT LIMITED
                                                   MARKET          MANAGED           INDEX            EQUITY        MATURITY BOND
                                                 PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                -----------      -----------      -----------      -----------      -------------
     Number of shares (rounded):                    323,283           69,135          261,237           82,237           24,726
     Net asset value per share:                 $     10.00      $     16.53      $     38.66      $     24.50      $     13.19
     Cost:                                      $ 3,232,827      $ 1,162,497      $10,472,938      $ 2,270,883      $   322,063


                                                                                SUBACCOUNTS (CONTINUED)
                                                ---------------------------------------------------------------------------------
                                                                                                                     FRANKLIN
                                                  KEMPER                                            FRANKLIN         TEMPLETON
                                                  SERIES             MFS            DREYFUS         TEMPLETON        DEVELOPING
                                                HIGH YIELD        RESEARCH         SMALL CAP      INTERNATIONAL       MARKETS
                                                 PORTFOLIO         SERIES          PORTFOLIO          FUND              FUND
                                                -----------      -----------      -----------     -------------     -----------
     Number of shares (rounded):                    665,412          119,936           92,828           62,296           77,034
     Net asset value per share:                 $      0.92      $     20.80      $     40.30      $     18.67      $      5.22
     Cost:                                      $   728,024      $ 2,328,939      $ 4,441,731      $ 1,186,458      $   408,973


                                                                                SUBACCOUNTS (CONTINUED)
                                               ----------------------------------------------------------------------------------

                                                PRUDENTIAL        PRUDENTIAL                        PRUDENTIAL
                                               DIVERSIFIED        HIGH YIELD       PRUDENTIAL        JENNISON        PRUDENTIAL
                                                   BOND              BOND            VALUE            GROWTH           GLOBAL
                                                PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                ----------       -----------       ----------      -----------      -----------
     Number of shares (rounded):                      3,639          163,847              448          156,393           40,974
     Net asset value per share:                 $     11.28      $      6.14      $     20.46      $     22.97      $     23.61
     Cost:                                      $    40,235      $ 1,203,387      $     8,963      $ 4,185,851      $   955,542


                                       A36

NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2 (CONTINUED)

                                                                                SUBACCOUNTS (CONTINUED)
                                                     -----------------------------------------------------------------------------
                                                      AMERICAN         AMERICAN        AMERICAN
                                                       CENTURY          CENTURY         CENTURY          DREYFUS
                                                         VP               VP              VP           DISCIPLINED       JP MORGAN
                                                       BALANCED      INTERNATIONAL       VALUE            STOCK             BOND
                                                      PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     -----------     -------------     ----------      -----------       ---------
     Number of shares (rounded):                         19,556           5,220            26,441             737           6,904
     Net asset value per share:                      $     7.27       $   10.23        $     6.67       $   24.19        $  11.65
     Cost:                                           $  145,742       $  49,447        $  153,657       $  18,351        $ 78,611


                                                                                SUBACCOUNTS (CONTINUED)
                                                     ------------------------------------------------------------------------------

                                                                      JP MORGAN        JP MORGAN           MFS        T. ROWE PRICE
                                                     JP MORGAN      INTERNATIONAL        SMALL          EMERGING         MID-CAP
                                                       EQUITY       OPPORTUNITIES       COMPANY          GROWTH          GROWTH
                                                     PORTFOLIO       PORTFOLIOS        PORTFOLIO         SERIES         PORTFOLIO
                                                     ----------      ----------        ----------       ---------       ---------
     Number of shares (rounded):                          3,418           1,309             2,668             723             760
     Net asset value per share:                      $    14.90       $   11.35        $    14.39       $   28.84        $  18.43
     Cost:                                           $   55,456       $  14,980        $   34,139       $  19,432        $ 12,166


                                                                                SUBACCOUNTS (CONTINUED)
                                                     ------------------------------------------------------------------------------
                                                                                      PRUDENTIAL
                                                    T. ROWE PRICE     ALLIANCE           SMALL                         T. ROWE PRICE
                                                    NEW AMERICAN       PREMIER       CAPITALIZATION        MFS             EQUITY
                                                       GROWTH          GROWTH            STOCK             BOND            INCOME
                                                      PORTFOLIO       PORTFOLIO        PORTFOLIO          SERIES         PORTFOLIO
                                                     -----------      ----------       ----------       ----------     -------------
     Number of shares (rounded):                         85,446            1,291           56,850          111,820          143,514
     Net asset value per share:                      $    20.91       $    32.05       $    17.11       $    11.32       $    19.55
     Cost:                                           $2,160,134       $   44,975       $  823,572       $1,242,804       $2,907,269


                                                                SUBACCOUNTS (CONTINUED)
                                                     --------------------------------------------

                                                       NEUBERGER         JANUS             MFS
                                                        BERMAN         WORLDWIDE         GLOBAL
                                                     AMT PARTNERS       GROWTH         GOVERNMENT
                                                       PORTFOLIO       PORTFOLIO         SERIES
                                                     ------------     ----------       ----------
     Number of shares (rounded):                         54,261          123,619           47,552
     Net asset value per share:                      $    16.17       $    36.98       $    10.01
     Cost:                                           $1,002,768       $4,454,172       $  468,966


                                       A37

NOTE 4:  PARTICIPANT UNIT INFORMATION

     Outstanding Participant units, unit values and total value of Participant equity at December 31, 2000 were as follows:

                                                                                      SUBACCOUNTS
                                                       -------------------------------------------------------------------------
                                                                                                                     NEUBERGER
                                                         PRUDENTIAL     PRUDENTIAL     PRUDENTIAL                     BERMAN
                                                           MONEY        FLEXIBLE         STOCK       PRUDENTIAL     AMT LIMITED
                                                           MARKET        MANAGED         INDEX         EQUITY      MATURITY BOND
                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                        -----------    -----------    -----------    -----------    ------------
     Participant Units Outstanding (rounded):               286,160        105,363        840,375        173,905         29,957
     Unit Value (rounded):                              $     11.27    $     10.82    $     11.99    $     11.56    $     10.86
     Total Participant Equity:                          $ 3,225,382    $ 1,140,313    $10,075,702    $ 2,010,577    $   325,427


                                                                                SUBACCOUNTS (CONTINUED)
                                                        -----------------------------------------------------------------------
                                                                                                                     FRANKLIN
                                                          KEMPER                                       FRANKLIN     TEMPLETON
                                                          SERIES           MFS          DREYFUS        TEMPLETON    DEVELOPING
                                                        HIGH YIELD      RESEARCH       SMALL CAP     INTERNATIONAL    MARKETS
                                                         PORTFOLIO       SERIES        PORTFOLIO         FUND          FUND
                                                        -----------    -----------    -----------    -------------  -----------
     Participant Units Outstanding (rounded):                68,742        200,376        267,632        103,025         37,940
     Unit Value (rounded):                              $      8.89    $     12.42    $     13.95    $     11.27    $     10.58
     Total Participant Equity:                          $   610,821    $ 2,488,868    $ 3,732,950    $ 1,160,649    $   401,236


                                                                                SUBACCOUNTS (CONTINUED)
                                                        -----------------------------------------------------------------------

                                                         PRUDENTIAL     PRUDENTIAL                   PRUDENTIAL
                                                        DIVERSIFIED     HIGH YIELD     PRUDENTIAL     JENNISON       PRUDENTIAL
                                                            BOND           BOND          VALUE         GROWTH          GLOBAL
                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                        -----------    -----------    -----------    -----------    -----------
     Participant Units Outstanding (rounded):                 3,797        106,509            713        327,865         82,099
     Unit Value (rounded):                              $     10.79    $      9.42    $     12.83    $     10.93    $     11.75
     Total Participant Equity:                          $    40,965    $ 1,003,715    $     9,145    $ 3,582,781    $   964,868


                                                                                SUBACCOUNTS (CONTINUED)
                                                        -----------------------------------------------------------------------
                                                         AMERICAN       AMERICAN       AMERICAN
                                                          CENTURY       CENTURY         CENTURY        DREYFUS
                                                            VP             VP             VP         DISCIPLINED     JP MORGAN
                                                          BALANCED    INTERNATIONAL      VALUE          STOCK           BOND
                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                        -----------   -------------   -----------    -----------    -----------
     Participant Units Outstanding (rounded):                13,551          4,198         14,820          1,696          7,404
     Unit Value (rounded):                              $     10.47    $     12.70    $     11.88    $     10.50    $     10.84
     Total Participant Equity:                          $   141,894    $    53,294    $   176,047    $    17,800    $    80,271


                                                                                SUBACCOUNTS (CONTINUED)
                                                        ------------------------------------------------------------------------

                                                                        JP MORGAN     JP MORGAN          MFS       T. ROWE PRICE
                                                         JP MORGAN    INTERNATIONAL     SMALL         EMERGING        MID-CAP
                                                           EQUITY     OPPORTUNITIES    COMPANY         GROWTH         GROWTH
                                                         PORTFOLIO     PORTFOLIOS     PORTFOLIO        SERIES        PORTFOLIO
                                                        -----------   -------------   ----------     -----------   -------------
     Participant Units Outstanding (rounded):                 4,938          1,339         3,082           1,560          1,032
     Unit Value (rounded):                              $     10.29    $     11.07    $    12.42     $     13.35    $     13.54
     Total Participant Equity:                          $    50,816    $    14,822    $   38,276     $    20,816    $    13,975


                                       A38

                                                                                SUBACCOUNTS (CONTINUED)
                                                       -------------------------------------------------------------------------
                                                                                      PRUDENTIAL
                                                       T. ROWE PRICE    ALLIANCE        SMALL                     T. ROWE PRICE
                                                       NEW AMERICAN      PREMIER    CAPITALIZATION      MFS          EQUITY
                                                          GROWTH         GROWTH         STOCK           BOND         INCOME
                                                         PORTFOLIO      PORTFOLIO     PORTFOLIO        SERIES       PORTFOLIO
                                                       ------------    -----------    ----------     ----------   -------------
     Participant Units Outstanding (rounded):               177,649          4,077        71,796        119,625        254,448
     Unit Value (rounded):                              $     10.03    $     10.12    $    13.52     $    10.56     $    11.00
     Total Participant Equity:                          $ 1,782,460    $    41,273    $  970,575     $1,263,036     $2,799,843


                                                                SUBACCOUNTS (CONTINUED)
                                                       ----------------------------------------

                                                          NEUBERGER       JANUS           MFS
                                                           BERMAN       WORLDWIDE       GLOBAL
                                                        AMT PARTNERS     GROWTH       GOVERNMENT
                                                          PORTFOLIO     PORTFOLIO       SERIES
                                                       -------------   -----------    ----------
     Participant Units Outstanding (rounded):                86,415        359,330        44,963
     Unit Value (rounded):                              $     10.13    $     12.69    $    10.56
     Total Participant Equity:                          $   875,484    $ 4,559,831    $  474,972

NOTE 5:  CHARGES AND EXPENSES

     A. Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets representing equity of participants in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

     B. Transaction Related Charges

        There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

          SURRENDERS AND PARTIAL WITHDRAWALS--Not to exceed the lesser of $20 or 2% of the amount received.

          LOANS--Not to exceed $20 for each loan made.

          TRANSFERS--Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

          ADDITIONAL STATEMENT REQUESTS RELATED TO A PARTICIPANT'S INSURANCE--Not to exceed $20 per statement.

     C. Cost of Insurance Charges and Other Related Charges

        Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and
        (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.

NOTE 6: TAXES

     Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                       A39

NOTE 7: UNIT ACTIVITY

     Transactions in units (including transfers among subaccounts) for the periods ended December 31, 2000, 1999 and 1998 were as follows:

                                                                               SUBACCOUNTS
                                           ------------------------------------------------------------------------------------
                                                          PRUDENTIAL                                   PRUDENTIAL
                                                         MONEY MARKET                               FLEXIBLE MANAGED
                                                          PORTFOLIO                                    PORTFOLIO
                                           ---------------------------------------       --------------------------------------
                                             2000           1999            1998           2000           1999           1998
                                           --------       --------        --------       -------        --------       --------
     Contract Owner
       Contributions:                       143,151        453,204         23,681         62,706         54,334         45,583

     Contract Owner
       Redemptions:                        (236,097)       (96,770)        (1,009)       (32,348)       (19,911)        (5,001)


                                                                         SUBACCOUNTS (CONTINUED)
                                           ------------------------------------------------------------------------------------
                                                          PRUDENTIAL                                   PRUDENTIAL
                                                         STOCK INDEX                                     EQUITY
                                                          PORTFOLIO                                    PORTFOLIO
                                           ---------------------------------------       --------------------------------------
                                             2000           1999            1998           2000           1999           1998
                                           --------       --------       ---------       -------        --------       --------
     Contract Owner
       Contributions:                       310,822        692,580        137,804         95,502         86,324         87,843

     Contract Owner
       Redemptions:                        (175,621)      (114,529)       (10,681)       (59,580)       (29,080)        (7,104)


                                                                         SUBACCOUNTS (CONTINUED)
                                           ------------------------------------------------------------------------------------
                                                    NEUBERGER & BERMAN AMT                            KEMPER SERIES
                                                    LIMITED MATURITY BOND                              HIGH YIELD
                                                          PORTFOLIO                                    PORTFOLIO
                                           ---------------------------------------       --------------------------------------
                                             2000           1999           1998            2000           1999           1998
                                           --------        -------        --------       --------       --------       --------
     Contract Owner
       Contributions:                        20,054         16,483         17,321         36,976         46,425         40,569

     Contract Owner
       Redemptions:                         (14,221)        (8,144)        (1,536)       (21,198)       (30,466)        (3,564)


                                                                         SUBACCOUNTS (CONTINUED)
                                           ------------------------------------------------------------------------------------
                                                             MFS                                       DREYFUS
                                                          RESEARCH                                    SMALL CAP
                                                           SERIES                                     PORTFOLIO
                                           --------------------------------------        --------------------------------------
                                             2000           1999           1998            2000          1999            1998
                                           --------       ---------      --------        --------      --------        --------
     Contract Owner
       Contributions:                       104,144        107,972         90,308        127,390        136,497        143,602

     Contract Owner
       Redemptions:                         (58,760)       (36,821)        (6,467)       (69,872)       (55,763)       (14,222)


                                                                         SUBACCOUNTS (CONTINUED)
                                           ------------------------------------------------------------------------------------
                                                     FRANKLIN TEMPLETON                           FRANKLIN TEMPLETON
                                                       INTERNATIONAL                              DEVELOPING MARKETS
                                                            FUND                                         FUND
                                           --------------------------------------        --------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                           --------       ---------      --------        -------       --------        --------
     Contract Owner
       Contributions:                        56,828         47,967         45,363         22,733         17,497         17,730

     Contract Owner
       Redemptions:                         (24,303)       (18,447)        (4,382)       (10,938)        (7,612)        (1,471)


                                                                         SUBACCOUNTS (CONTINUED)
                                           ------------------------------------------------------------------------------------
                                                  PRUDENTIAL                    PRUDENTIAL                      PRUDENTIAL
                                                DIVERSIFIED BOND              HIGH YIELD BOND                     VALUE
                                                   PORTFOLIO                     PORTFOLIO                      PORTFOLIO
                                           ------------------------       -----------------------         ---------------------
                                              2000           1999           2000           1999            2000           1999
                                           ---------       --------       -------       ---------         ------        -------
     Contract Owner
       Contributions:                         1,248          4,056         27,328        113,378            382           616

     Contract Owner
       Redemptions:                            (627)          (880)       (18,375)       (15,822)          (190)          (95)



                                       A40

                                                                          SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------------------
                                                  PRUDENTIAL                     PRUDENTIAL                 AMERICAN CENTURY
                                               JENNISON GROWTH                     GLOBAL                     VP BALANCED
                                                  PORTFOLIO                      PORTFOLIO                     PORTFOLIO
                                            ----------------------        ----------------------         ----------------------
                                              2000          1999            2000           1999           2000           1999
                                            -------        -------        -------         ------         ------         -------
     Contract Owner
       Contributions:                        64,702        335,899         19,237         89,688         13,787          9,208

     Contract Owner
       Redemptions:                         (47,992)       (24,744)       (19,801)        (7,025)        (6,573)        (2,871)


                                                                          SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------------------
                                               AMERICAN CENTURY               AMERICAN CENTURY                  DREYFUS
                                               VP INTERNATIONAL                  VP VALUE                  DISCIPLINED STOCK
                                                   PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                            -----------------------        ----------------------         ----------------------
                                              2000            1999           2000           1999           2000           1999
                                            -------         -------        -------        -------         ------         -------
     Contract Owner
       Contributions:                         2,819          3,097         13,015         12,833          1,035          1,603

     Contract Owner
       Redemptions:                          (1,067)          (652)        (7,479)        (3,550)          (561)          (382)


                                                                          SUBACCOUNTS (CONTINUED)
                                            ---------------------------------------------------------------------------------------
                                                    JP MORGAN                    JP MORGAN                     JP MORGAN
                                                       BOND                        EQUITY              INTERNATIONAL OPPORTUNITIES
                                                    PORTFOLIO                    PORTFOLIO                     PORTFOLIOS
                                            ------------------------      -----------------------      ----------------------------
                                              2000           1999           2000           1999           2000            1999
                                            ---------      ---------      --------       --------      ---------       ----------
     Contract Owner
       Contributions:                         5,394          5,809          7,855          5,746          1,436          1,739

     Contract Owner
       Redemptions:                          (2,817)          (982)        (6,589)        (2,074)        (1,576)          (261)


                                                                          SUBACCOUNTS (CONTINUED)
                                            ------------------------------------------------------------------------------------
                                                   JP MORGAN                         MFS                      T. ROWE PRICE
                                                 SMALL COMPANY                 EMERGING GROWTH                MID-CAP GROWTH
                                                   PORTFOLIO                      PORTFOLIO                     PORTFOLIO
                                            -----------------------       ------------------------       -----------------------
                                              2000           1999           2000            1999           2000           1999
                                            --------       --------       --------        --------       ---------      --------
     Contract Owner
       Contributions:                         3,308          3,682          988            1,538            548            871

     Contract Owner
       Redemptions:                          (2,760)        (1,148)        (552)            (414)          (209)          (177)


                                                                          SUBACCOUNTS (CONTINUED)
                                            ------------------------------------------------------------------------------------
                                                 T. ROWE PRICE                    ALLIANCE                   PRUDENTIAL SMALL
                                              NEW AMERICAN GROWTH              PREMIER GROWTH              CAPITALIZATION STOCK
                                                   PORTFOLIO                     PORTFOLIO                      PORTFOLIO
                                            -----------------------       ------------------------       -----------------------
                                              2000           1999           2000            1999           2000           1999
                                            --------       --------       --------        --------       -------       ---------
     Contract Owner
       Contributions:                        39,913        186,125          2,234          3,754          17,202         76,878

     Contract Owner
       Redemptions:                         (32,050)       (16,339)        (1,093)          (817)        (12,497)        (9,738)


                                                                          SUBACCOUNTS (CONTINUED)
                                            ------------------------------------------------------------------------------------
                                                      MFS                      T. ROWE PRICE               NEUBERGER & BERMAN
                                                     BOND                      EQUITY INCOME                  AMT PARTNERS
                                                    SERIES                       PORTFOLIO                      PORTFOLIO
                                            -----------------------       ------------------------       -----------------------
                                              2000           1999           2000            1999           2000           1999
                                            --------       --------       --------       ---------       -------        --------
     Contract Owner
       Contributions:                        21,783        128,233         37,691         276,342         18,705         83,052

     Contract Owner
       Redemptions:                         (17,391)       (13,001)       (41,754)        (17,831)       (10,941)        (4,401)


                                       A41

                                                                      SUBACCOUNTS (CONTINUED)
                                             ----------------------------------------------------------------------
                                                 JANUS WORLDWIDE                                     MFS
                                                      GROWTH                                  GLOBAL GOVERNMENT
                                                    PORTFOLIO                                      SERIES
                                             ------------------------                     -------------------------
                                               2000            1999                          2000           1999
                                             -------         --------                     --------        ---------
     Contract Owner
       Contributions:                         96,341         342,726                        9,803          51,537

     Contract Owner
       Redemptions:                          (54,140)        (25,597)                      (8,186)         (8,190)

NOTE 8:  PURCHASES AND SALES OF INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments in the Series Fund or the non-Prudential administered funds for the year ended December 31, 2000 were as follows:

                                                                          SUBACCOUNTS
                                   ---------------------------------------------------------------------------------------------
                                                                                                                    NEUBERGER &
                                    PRUDENTIAL          PRUDENTIAL          PRUDENTIAL                                BERMAN
                                      MONEY              FLEXIBLE             STOCK             PRUDENTIAL          AMT LIMITED
                                      MARKET             MANAGED              INDEX               EQUITY           MATURITY BOND
                                    PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO            PORTFOLIO
                                   -----------         -----------         -----------         -----------         -------------
     Purchases ............        $ 1,565,073         $   680,856         $ 3,993,474         $ 1,022,996         $   209,822
     Sales ................        $(2,573,473)        $  (355,566)        $(2,264,565)        $  (654,187)        $  (150,025)


                                                                     SUBACCOUNTS (CONTINUED)
                                   --------------------------------------------------------------------------------------------
                                                                                                                     FRANKLIN
                                      KEMPER                                 DREYFUS            FRANKLIN             TEMPLETON
                                      SERIES               MFS                SMALL             TEMPLETON           DEVELOPING
                                    HIGH YIELD          RESEARCH               CAP            INTERNATIONAL           MARKETS
                                    PORTFOLIO            SERIES             PORTFOLIO             FUND                 FUND
                                   -----------         -----------         -----------        -------------        ------------
     Purchases ............        $   352,237         $ 1,408,679         $ 1,717,041         $   633,554         $   292,656
     Sales ................        $  (200,462)        $  (793,433)        $  (941,252)        $  (272,786)        $  (142,225)


                                                                    SUBACCOUNTS (CONTINUED)
                                   --------------------------------------------------------------------------------------------
                                    PRUDENTIAL         PRUDENTIAL                               PRUDENTIAL
                                   DIVERSIFIED         HIGH YIELD           PRUDENTIAL           JENNISON          PRUDENTIAL
                                       BOND               BOND                VALUE               GROWTH             GLOBAL
                                    PORTFOLIO          PORTFOLIO            PORTFOLIO            PORTFOLIO         PORTFOLIO
                                   -----------         ----------          -----------         ------------        ----------
     Purchases ............        $  12,845           $  273,050          $     4,319         $   857,471         $ 265,985
     Sales ................        $  (6,376)          $ (184,525)         $    (2,132)        $  (614,523)        $(261,795)


                                                                    SUBACCOUNTS (CONTINUED)
                                   --------------------------------------------------------------------------------------------
                                    AMERICAN            AMERICAN            AMERICAN             DREYFUS
                                     CENTURY             CENTURY             CENTURY            DISCIPLINED         JP MORGAN
                                   VP BALANCED        INTERNATIONAL         VP VALUE               STOCK               BOND
                                    PORTFOLIO           PORTFOLIO           PORTFOLIO            PORTFOLIO          PORTFOLIO
                                   -----------        -------------        ----------           -----------         ---------
     Purchases ............        $ 149,940           $   39,641          $  132,498           $    11,984         $  54,953
     Sales ................        $ (71,731)          $  (15,032)         $  (75,254)          $    (6,564)        $ (28,715)


                                                                     SUBACCOUNTS (CONTINUED)
                                   --------------------------------------------------------------------------------------------
                                                        JP MORGAN          JP MORGAN                MFS            T.ROWE PRICE
                                   JP MORGAN          INTERNATIONAL          SMALL               EMERGING             MID-CAP
                                     EQUITY           OPPORTUNITIES         COMPANY               GROWTH              GROWTH
                                   PORTFOLIO           PORTFOLIOS          PORTFOLIO              SERIES            PORTFOLIO
                                   ----------         -------------        ----------            --------           ---------
     Purchases ............        $  89,017           $   17,677          $   45,375            $ 16,109           $  7,505
     Sales ................        $ (75,438)          $  (19,479)         $  (37,169)           $ (9,062)          $ (2,848)


                                       A42

                                                                     SUBACCOUNTS (CONTINUED)
                                  ---------------------------------------------------------------------------------------------
                                                                           PRUDENTIAL
                                  T.ROWE PRICE           ALLIANCE             SMALL                             T.ROWE PRICE
                                  NEW AMERICAN           PREMIER          CAPITALIZATION          MFS              EQUITY
                                     GROWTH              GROWTH               STOCK               BOND             INCOME
                                   PORTFOLIO            PORTFOLIO           PORTFOLIO            SERIES           PORTFOLIO
                                  ------------         -----------        --------------       ---------        ------------
     Purchases ............        $ 430,794           $    26,919          $ 218,401          $ 217,700         $ 367,990
     Sales ................        $(345,834)          $   (13,308)         $(158,220)         $(173,952)        $(406,170)


                                                  SUBACCOUNTS (CONTINUED)
                                  ----------------------------------------------------
                                   NEUBERGER &            JANUS                 MFS
                                     BERMAN             WORLDWIDE             GLOBAL
                                  AMT PARTNERS           GROWTH             GOVERNMENT
                                    PORTFOLIO           PORTFOLIO             SERIES
                                  ------------         -----------          ----------
     Purchases ............        $ 186,893           $ 1,465,412          $  99,831
     Sales ................        $(109,189)          $  (805,908)         $ (83,021)



                                       A43

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants of the Group Variable Universal Life Subaccounts of Prudential Variable Contract Account GI-2
And the Board of Directors of
The Prudential Insurance Company of America



In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Value Portfolio, Prudential Jennison Portfolio, Prudential Global Portfolio, Prudential Small Capitalization Stock Portfolio, Neuberger & Berman AMT Limited Maturity Bond Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund, Franklin Templeton Developing Markets Fund, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Portfolio, Dreyfus Disciplined Stock Portfolio, JP Morgan Bond Portfolio, JP Morgan Equity Portfolio, JP Morgan International Opportunities Portfolio, JP Morgan Small Company Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New American Growth Portfolio, Alliance Premier Growth Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger & Berman AMT Partners Portfolio, Janus Worldwide Growth Portfolio and MFS Global Government Series) of the Prudential Variable Contract Account GI-2 Account at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
March 30, 2001




                                       A44

                    [Letterhead of PricewaterhouseCoopers]


                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 13, 2001, except for Note 18, as to which the date is April 2, 2001.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Consolidated Financial Statements and
Report of Independent Accountants
December 31, 2000 and 1999

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 2000 and 1999 (In Millions)
--------------------------------------------------------------------------------

                                                                                                2000       1999
                                                                                              --------   --------
ASSETS
Fixed maturities:
  Available for sale, at fair value (amortized cost, 2000: $83,115; 1999: $81,248)            $ 83,827   $ 79,130
  Held to maturity, at amortized cost (fair value, 2000: $12,615; 1999: $14,112)                12,448     14,237
Trading account assets, at fair value                                                            7,217      9,741
Equity securities, available for sale, at fair value (cost, 2000: $2,266; 1999: $2,531)          2,317      3,264
Mortgage loans on real estate                                                                   15,919     16,268
Policy loans                                                                                     8,046      7,590
Securities purchased under agreements to resell                                                  5,395     13,944
Cash collateral for borrowed securities                                                          3,858      7,124
Other long-term investments                                                                      4,459      4,857
Short-term investments                                                                           5,029      2,773
                                                                                              --------   --------
  Total investments                                                                            148,515    158,928

Cash and cash equivalents                                                                        7,676      6,427
Accrued investment income                                                                        1,916      1,836
Broker-dealer related receivables                                                               11,860     11,346
Deferred policy acquisition costs                                                                7,063      7,324
Other assets                                                                                    13,506     17,102
Separate account assets                                                                         82,217     82,131
                                                                                              --------   --------
  TOTAL ASSETS                                                                                $272,753   $285,094
                                                                                              ========   ========

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits                                                                        $ 69,288   $ 67,278
Policyholders' account balances                                                                 32,722     32,780
Unpaid claims and claim adjustment expenses                                                      2,120      2,829
Policyholders' dividends                                                                         1,463      1,484
Securities sold under agreements to repurchase                                                  15,010     24,598
Cash collateral for loaned securities                                                           11,053     10,775
Income taxes payable                                                                             1,610        804
Broker-dealer related payables                                                                   5,965      5,839
Securities sold but not yet purchased                                                            4,959      6,968
Short-term debt                                                                                 11,131     10,858
Long-term debt                                                                                   2,502      5,513
Other liabilities                                                                               12,105     13,946
Separate account liabilities                                                                    82,217     82,131
                                                                                              --------   --------
  Total liabilities                                                                            252,145    265,803
                                                                                              --------   --------
COMMITMENTS AND CONTINGENCIES (See Notes 15 and 17)
EQUITY
Accumulated other comprehensive income (loss)                                                      234       (685)
Retained earnings                                                                               20,374     19,976
                                                                                              --------   --------
  Total equity                                                                                  20,608     19,291
                                                                                              --------   --------
  TOTAL LIABILITIES AND EQUITY                                                                $272,753   $285,094
                                                                                              ========   ========


                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 2000, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------

                                                                                               2000      1999      1998
                                                                                              -------   -------   -------
REVENUES
Premiums                                                                                      $10,221   $ 9,528   $ 9,048
Policy charges and fee income                                                                   1,639     1,516     1,465
Net investment income                                                                           9,497     9,367     9,454
Realized investment gains (losses), net                                                          (288)      924     2,641
Commissions and other income                                                                    5,475     5,233     4,416
                                                                                              -------   -------   -------

  Total revenues                                                                               26,544    26,568    27,024
                                                                                              -------   -------   -------

BENEFITS AND EXPENSES
Policyholders' benefits                                                                        10,640    10,226     9,786
Interest credited to policyholders' account balances                                            1,751     1,811     1,953
Dividends to policyholders                                                                      2,724     2,571     2,477
General and administrative expenses                                                            10,083     9,530     9,037
Capital markets restructuring                                                                     476         -         -
Sales practices remedies and costs                                                                  -       100     1,150
Demutualization expenses                                                                          143        75        24
                                                                                              -------   -------   -------

  Total benefits and expenses                                                                  25,817    24,313    24,427
                                                                                              -------   -------   -------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                             727     2,255     2,597
                                                                                              -------   -------   -------

Income taxes
  Current                                                                                         434       690     1,085
  Deferred                                                                                        (28)      352      (115)
                                                                                              -------   -------   -------

   Total income taxes                                                                             406     1,042       970
                                                                                              -------   -------   -------

INCOME FROM CONTINUING OPERATIONS                                                                 321     1,213     1,627
                                                                                              -------   -------   -------

DISCONTINUED OPERATIONS
Loss from healthcare operations, net of taxes                                                       -         -      (298)
Gain (loss) on disposal of healthcare operations, net of taxes                                     77      (400)     (223)
                                                                                              -------   -------   -------

  Net gain (loss) from discontinued operations                                                     77      (400)     (521)
                                                                                              -------   -------   -------

NET INCOME                                                                                    $   398   $   813   $ 1,106
                                                                                              =======   =======   =======


                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 2000, 1999 and 1998 (In Millions)

                                                        Accumulated Other Comprehensive Income (Loss)
                                                  -------------------------------------------------------
                                                                      Net                       Total
                                                      Foreign     Unrealized                 Accumulated
                                                      Currency    Investment     Pension        Other
                                                    Translation      Gains      Liability   Comprehensive    Retained     Total
                                                    Adjustments    (Losses)    Adjustment   Income (Loss)    Earnings     Equity
                                                    ------------  -----------  -----------  --------------  ----------  ----------
Balance, December 31, 1997                                $ (85)     $ 1,752         $ (6)      $   1,661   $  18,057   $  19,718
Comprehensive income:
 Net income                                                                                                     1,106       1,106
 Other comprehensive loss, net of tax:
  Change in foreign currency translation                     54                                        54                      54
adjustments
  Change in net unrealized investment gains                             (480)                        (480)                   (480)
  Additional pension liability adjustment                                              (3)             (3)                     (3)
                                                                                                                        ---------
 Other comprehensive loss                                                                                                    (429)
                                                                                                                        ---------
Total comprehensive income                                                                                                    677
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 1998                                  (31)       1,272           (9)          1,232      19,163      20,395
Comprehensive income:
 Net income                                                                                                       813         813
 Other comprehensive loss, net of tax:
  Change in foreign currency translation                     13                                        13                      13
adjustments
  Change in net unrealized investment gains                           (1,932)                      (1,932)                 (1,932)
  Additional pension liability adjustment                                               2               2                       2
                                                                                                                        ---------
 Other comprehensive loss                                                                                                  (1,917)
                                                                                                                        ---------
Total comprehensive loss                                                                                                   (1,104)
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 1999                                  (18)        (660)          (7)           (685)     19,976      19,291
Comprehensive income:
 Net income                                                                                                       398         398
 Other comprehensive income, net of tax:
  Change in foreign currency translation                    (89)                                      (89)                    (89)
adjustments
  Change in net unrealized investment gains                            1,019                        1,019                   1,019
  Additional pension liability adjustment                                             (11)            (11)                    (11)
                                                                                                                        ---------
 Other comprehensive income                                                                                                   919
                                                                                                                        ---------
Total comprehensive income                                                                                                  1,317
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 2000                                $(107)     $   359         $(18)      $     234   $  20,374   $  20,608
                                                      =========    =========    =========       =========   =========   =========



                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 2000, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------

                                                                                                  2000        1999        1998
                                                                                                ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                                      $     398   $     813   $   1,106
Adjustments to reconcile net income to net cash provided by operating activities:
 Realized investment (gains) losses, net                                                              288        (915)     (2,671)
 Policy charges and fee income                                                                        (57)       (237)       (232)
 Interest credited to policyholders' account balances                                               1,751       1,811       1,953
 Depreciation and amortization                                                                        507         489         337
 Loss (gain) on disposal of healthcare operations, net of taxes                                       (77)        400         223
 Change in:
  Deferred policy acquisition costs                                                                  (228)       (178)       (174)
  Future policy benefits and other insurance liabilities                                            1,514         788         648
  Trading account assets                                                                            2,524        (853)     (2,540)
  Income taxes payable                                                                                199         933         895
  Broker-dealer related receivables/payables                                                         (388)     (1,898)      1,495
  Securities purchased under agreements to resell                                                   8,549      (3,692)     (1,591)
  Cash collateral for borrowed securities                                                           3,266      (1,502)       (575)
  Cash collateral for loaned securities                                                               278       3,643      (6,985)
  Securities sold but not yet purchased                                                            (2,009)      1,197       2,122
  Securities sold under agreements to repurchase                                                   (9,588)      3,112       9,139
  Other, net                                                                                        1,223      (3,286)     (5,736)
                                                                                                ---------   ---------   ---------

  Cash flows from (used in) operating activities                                                    8,150         625      (2,586)
                                                                                                ---------   ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
 Fixed maturities, available for sale                                                              99,971     122,790     125,694
 Fixed maturities, held to maturity                                                                 3,266       4,957       4,466
 Equity securities, available for sale                                                              3,025       3,190       2,792
 Mortgage loans on real estate                                                                      1,632       2,640       4,090
 Other long-term investments                                                                        2,044       2,169       3,337
Payments for the purchase of:
 Fixed maturities, available for sale                                                            (103,086)   (124,759)   (128,938)
 Fixed maturities, held to maturity                                                                (1,544)     (2,414)     (2,244)
 Equity securities, available for sale                                                             (2,316)     (2,779)     (2,547)
 Mortgage loans on real estate                                                                     (1,334)     (2,595)     (3,719)
 Other long-term investments                                                                       (1,374)     (2,280)     (1,873)
Short-term investments                                                                             (2,257)     (1,138)      4,745
                                                                                                ---------   ---------   ---------

  Cash flows from (used in) investing activities                                                   (1,973)       (219)      5,803
                                                                                                ---------   ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account deposits                                                                     6,507       7,667       7,949
Policyholders' account withdrawals                                                                 (8,165)    (10,594)    (12,079)
Net increase (decrease) in short-term debt                                                         (2,678)        444       2,422
Proceeds from the issuance of long-term debt                                                          638       1,844       1,940
Repayments of long-term debt                                                                       (1,230)       (919)       (418)
                                                                                                ---------   ---------   ---------

  Cash flows (used in) financing activities                                                        (4,928)     (1,558)       (186)
                                                                                                ---------   ---------   ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                1,249      (1,152)      3,031
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                        6,427       7,579       4,548
                                                                                                ---------   ---------   ---------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                          $   7,676   $   6,427   $   7,579
                                                                                                =========   =========   =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (received)                                                                    $     248   $    (344)  $     163
                                                                                                ---------   ---------   ---------
Interest paid                                                                                   $   1,040   $     824   $     864
                                                                                                ---------   ---------   ---------



                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

   The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or the "Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

   Demutualization

   On February 10, 1998, the Board of Directors of Prudential authorized its management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit the demutualization to occur and that specified the process for demutualization. On December 15, 2000, the Board of Directors of Prudential unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

   Prudential's management currently anticipates that Prudential's proposed plan of reorganization will include the establishment of a new holding company, Prudential Financial, Inc. ("PFI"), whose stock will be publicly traded. Prudential will become a direct or indirect wholly-owned subsidiary of PFI. Prudential's management also currently intends to propose that a corporate reorganization occur concurrently or within 30 days of the demutualization whereby the stock of various of Prudential's subsidiaries (including its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, and its international securities and investments, domestic banking, real estate franchise and relocation management operations), together with certain related assets and liabilities, would be dividended to PFI. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of Prudential, which would be an insurance subsidiary of PFI after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of PFI.

   The terms of the foregoing transactions have not been finalized by Prudential or approved by the applicable regulatory authorities and may be subject to change as the transactions develop. Prudential's demutualization could proceed without any one or all of these transactions, and there is no assurance that such transactions will be pursued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation

   The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   accordance with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany balances and transactions have been eliminated.

   Use of Estimates

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   Investments

   Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See "Realized investment gains (losses), net" below for a discussion of impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

   Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

   Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income
   (loss)." See "Realized investment gains (losses), net" below for a discussion of impairment adjustments.

   Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

   Policy loans are carried at unpaid principal balances.

   Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

   Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

   Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

   Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

   Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

   Short-term investments, including highly liquid debt instruments, other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

   Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

   Cash and Cash Equivalents

   Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

   Deferred Policy Acquisition Costs

   The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income
   (loss)."

   For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.83% at December 31, 2000. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

   The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

   For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

   For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

   Separate Account Assets and Liabilities

   Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

   Other Assets and Other Liabilities

   Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory and mortgage servicing rights, and property and equipment. During the year, the Company sold $15 billion of commercial mortgage loans and other securities in securitization transactions. In some of the commercial loan securitizations, the Company retained servicing responsibilities. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax losses of $6 million (including related hedge activity) in connection with securitization activity which are recorded in "Commissions and other income." At December 31, 2000, the mortgage servicing portfolio totaled $14 billion and related mortgage servicing assets were $111 million. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Contingencies

   Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

   Policyholders' Dividends

   The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors.

   Insurance Revenue and Expense Recognition

   Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

   Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

   Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

   For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

   Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

   Foreign Currency Translation Adjustments

   Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income
   (loss)," a separate component of equity.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Commissions and Other Income

   Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income."

   Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the Company's broker-dealer operations and in a limited-purpose subsidiary for trading purposes.

   To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period.

   Derivatives held for trading purposes are used in the Company's securities operations and in a limited-purpose subsidiary primarily to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

   Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

   Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

   See Note 15 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Income Taxes

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

   Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

   Demutualization Expenses

   Demutualization expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters as well as other administrative costs. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders and the payment of demutualization consideration to former Canadian branch policyholders.

   New Accounting Pronouncements

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively, "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

   SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge of a net investment in a foreign subsidiary, the gain or loss is reported in other comprehensive income as part of the foreign currency translation

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a recognized asset or liability, an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure to variability in the foreign-currency-equivalent cash flows associated with a forecasted transaction, a recognized asset or liability, an unrecognized firm commitment, or a forecasted intercompany transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

   The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified certain held-to-maturity securities, amounting to approximately $12.1 billion at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized gain of $94 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income (loss)" on the implementation date. As permitted under SFAS No. 133, the Company has elected to select January 1, 1999 as the transition date for embedded derivatives. Accordingly, only those derivatives embedded in hybrid contracts issued, acquired, or substantively modified by the Company on or after this date will be separated from their host contracts and separately recognized as assets and liabilities.

   In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about securitizations and collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

   In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts" ("SOP 00-3"). SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of the demutualization. The Company has adopted the provisions of the statement related to demutualization expenses in these financial statements (See "Demutualization Expenses" above). The Company will adopt the remaining provisions of SOP 00-3 upon demutualization and is currently assessing the effect that the statement will have on its results of operations.

   In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

   Reclassifications

   Certain amounts in prior years have been reclassified to conform to the current year presentation.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS

   In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements, with a measurement date of December 31, 1998.

   Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing. The aggregate loss on disposal of $546 million, net of taxes, includes operating losses of the healthcare business subsequent to December 31, 1998 (the measurement date) through the date of the sale, as well as other costs in connection with the disposition of the business. These include facilities closure and systems termination costs, severance and termination benefits, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement ("the MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The Company retained all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements (see Note 17 for a discussion of such matters). It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period. The loss also includes the positive impact of the net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participated (see Note 10).

   The following table presents the results of the Company's healthcare business up to the December 31, 1998 measurement date and the loss on disposal determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations.


                                                                                                     2000     1999      1998
                                                                                                    -----    -----   -------
                                                                                                    (In
                                                                                                  Millions)
Revenues                                                                                            $   -    $   -   $ 7,461
Policyholder benefits                                                                                   -        -    (6,064)
General and administrative expenses                                                                     -        -    (1,822)
                                                                                                    -----    -----   -------
Loss before income taxes                                                                                -        -      (425)
Income tax benefit                                                                                      -        -       127
                                                                                                    -----    -----   -------
Loss from operations                                                                                    -        -      (298)
Gain (loss) on disposal, net of tax expense of $44 in 2000 and tax benefits of $240 in
 1999 and $131 in 1998                                                                                 77     (400)     (223)
                                                                                                    -----    -----   -------
Gain (loss) from discontinued operations, net of taxes                                              $  77    $(400)  $  (521)
                                                                                                    =====    =====   =======

   The loss on disposal recorded in 1998 ($223 million, net of taxes) was increased in 1999 (by $400 million, net of taxes) primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

   costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes.

   Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon completion of the sale of the business on August 6, 1999. The agreement required the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $1,872 million and $1,418 million, respectively, for the twelve months ended December 31, 2000. Premiums and benefits ceded for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in other assets, was $355 million at December 31, 2000 and $500 million at December 31, 1999.

4. CAPITAL MARKETS RESTRUCTURING

   In the fourth quarter of 2000, Prudential Securities Group exited the lead-managed underwriting and institutional fixed income businesses. Exiting these businesses will result in staff reductions of approximately 700 positions, including investment bankers, traders, analysts and other professional and support staff.

   Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring" in the Consolidated Statements of Operations. The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs.

   As of December 31, 2000, approximately 350 employees had been terminated in connection with the restructuring and remaining reserves for capital markets restructuring costs were $286 million, including $176 million for employee related costs.

   See Note 16, Segment Information, for information pertaining to the operating results of these exited businesses.

5. INVESTMENTS

   Fixed Maturities and Equity Securities

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31,

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                                                    2000
                                                                          ----------------------------------------------
                                                                                         Gross       Gross     Estimated
                                                                            Amortized  Unrealized  Unrealized    Fair
                                                                              Cost       Gains       Losses      Value
                                                                            ---------  ----------  ----------  ---------
                                                                                           (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                   $ 7,068      $  358      $    2    $ 7,424
Obligations of U.S. states and their political subdivisions                     3,012         164           3      3,173
Foreign government bonds                                                        4,457         228          38      4,647
Corporate securities                                                           62,066       1,205       1,374     61,897
Mortgage-backed securities                                                      6,512         188          14      6,686
                                                                              -------      ------      ------    -------
Total fixed maturities available for sale                                     $83,115      $2,143      $1,431    $83,827
                                                                              =======      ======      ======    =======
Equity securities available for sale                                          $ 2,266      $  239      $  188    $ 2,317
                                                                              =======      ======      ======    =======

                                                                                                   2000
                                                                           ----------------------------------------------
                                                                                          Gross       Gross     Estimated
                                                                             Amortized  Unrealized  Unrealized    Fair
                                                                               Cost       Gains       Losses      Value
                                                                             ---------  ----------  ----------  ---------
                                                                                           (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                   $     7      $    -      $    -    $     7
Obligations of U.S. states and their political subdivisions                        40           1           1         40
Foreign government bonds                                                          193          13           -        206
Corporate securities                                                           12,208         343         189     12,362
                                                                              -------      ------      ------    -------
Total fixed maturities held to maturity                                       $12,448      $  357      $  190    $12,615
                                                                              =======      ======      ======    =======


                                                                                                      1999
                                                                           --------------------------------------------------------
                                                                                             Gross         Gross       Estimated
                                                                             Amortized     Unrealized    Unrealized       Fair
                                                                                Cost         Gains         Losses        Value
                                                                            ------------  ------------  ------------  ------------
                                                                                                 (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                      $ 5,594       $    36       $   236       $ 5,394
Obligations of U.S. states and their political subdivisions                        2,437            41           118         2,360
Foreign government bonds                                                           4,590           140            90         4,640
Corporate securities                                                              62,061           580         2,432        60,209
Mortgage-backed securities                                                         6,566            96           135         6,527
                                                                                 -------       -------       -------       -------
Total fixed maturities available for sale                                        $81,248       $   893       $ 3,011       $79,130
                                                                                 =======       =======       =======       =======
Equity securities available for sale                                             $ 2,531       $   829       $    96       $ 3,264
                                                                                 =======       =======       =======       =======

                                                                                                      1999
                                                                           --------------------------------------------------------
                                                                                              Gross         Gross       Estimated
                                                                              Amortized     Unrealized    Unrealized       Fair
                                                                                 Cost         Gains         Losses        Value
                                                                            ------------  ------------  ------------  ------------
                                                                                                 (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                      $     5       $     -       $     -       $     5
Obligations of U.S. states and their political subdivisions                           81             1             3            79
Foreign government bonds                                                             214            11             1           224
Corporate securities                                                              13,937           280           413        13,804
                                                                                 -------       -------       -------       -------
Total fixed maturities held to maturity                                          $14,237       $   292       $   417       $14,112
                                                                                 =======       =======       =======       =======


The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2000, is shown below:

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                            Available for Sale            Held to Maturity
                                                                          ------------------------     -------------------------
                                                                                         Estimated                   Estimated
                                                                           Amortized        Fair       Amortized        Fair
                                                                              Cost         Value          Cost         Value
                                                                          ------------  ------------  ------------  ------------
                                                                                (In Millions)               (In Millions)
Due in one year or less                                                     $ 9,169       $ 9,191       $   713       $   717
Due after one year through five years                                        18,412        18,492         3,477         3,490
Due after five years through ten years                                       19,396        19,441         4,804         4,846
Due after ten years                                                          29,626        30,017         3,454         3,562
Mortgage-backed securities                                                    6,512         6,686             -             -
                                                                            -------       -------       -------       -------
  Total                                                                     $83,115       $83,827       $12,448       $12,615
                                                                            =======       =======       =======       =======

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 2000, 1999 and 1998 were $3,266 million, $4,957 million, and $4,466 million, respectively. Gross gains of $8 million, $73 million, and $135 million, and gross losses of $0 million, $0 million, and $2 million were realized on prepayment of held to maturity fixed maturities during 2000, 1999 and 1998, respectively.

   Proceeds from the sale of available for sale fixed maturities during 2000, 1999 and 1998 were $93,653 million, $117,685 million and $119,524 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2000, 1999 and 1998 were $6,318 million, $5,105 million and $6,170 million, respectively. Gross gains of $909 million, $884 million and $1,765 million, and gross losses of $1,408 million, $1,231 million and $443 million were realized on sales and prepayments of available for sale fixed maturities during 2000, 1999 and 1998, respectively.

   Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $540 million, $266 million and $96 million, and for equity securities were $34 million, $205 million and $95 million for the years 2000, 1999 and 1998, respectively.

   During the years ended December 31, 2000, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $133 million in 2000, $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $4 million in 2000, $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer. Realized gains on securities sold were $0 million, $3 million and $0 million in 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Mortgage Loans on Real Estate

   The Company's mortgage loans were collateralized by the following property types at December 31,

                                                 2000             1999
                                          ----------------   ---------------
                                           Amount              Amount
                                            (In      % of       (In    % of
                                          Millions)  Total   Millions) Total
                                          --------   -----   -------   -----
Office buildings                           $ 3,727    23.1%  $ 3,960   24.1%
Retail stores                                2,465    15.3%    2,627   15.9%
Residential properties                         713     4.4%      662    4.0%
Apartment complexes                          4,455    27.6%    4,508   27.3%
Industrial buildings                         2,331    14.4%    2,161   13.1%
Agricultural properties                      1,856    11.5%    1,959   11.9%
Other                                          597     3.7%      612    3.7%
                                           -------   -----   -------  -----
  Subtotal                                  16,144   100.0%   16,489  100.0%
                                                     =====            =====
Allowance for losses                          (225)             (221)
                                           -------           -------
Net carrying value                         $15,919           $16,268
                                           =======           =======

   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24.0%) and New York (10.7%) at December 31, 2000.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                  2000    1999    1998
                                                                 -----   -----   -----
                                                                     (In Millions)
Allowance for losses, beginning of year                          $ 221   $ 427   $ 450
Increase (decrease) in allowance for losses                         17    (201)      -
Charge-offs, net of recoveries                                     (13)     (5)    (23)
                                                                 -----   -----   -----
Allowance for losses, end of year                                $ 225   $ 221   $ 427
                                                                 =====   =====   =====

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          2000         1999
                                                                         -----        -----
                                                                            (In Millions)
Impaired mortgage loans with allowance for losses                        $ 192        $ 411
Impaired mortgage loans with no allowance for losses                       247          283
Allowance for losses, end of year                                          (35)         (24)
                                                                         -----        -----
Net carrying value of impaired mortgage loans                            $ 404        $ 670
                                                                         =====        =====

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $565 million, $884 million and $1,329 million during 2000, 1999 and 1998, respectively. Net investment income recognized on these loans totaled $37 million, $55 million and $94 million for the years ended December 31, 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Restricted Assets and Special Deposits

   Assets of $2,538 million and $4,463 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $1,227 million and $2,342 million at December 31, 2000 and 1999, respectively, were held in voluntary trusts. Of these amounts, $470 million and $1,553 million at December 31, 2000 and 1999, respectively, related to the multi-state policyholder settlement described in Note 17. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $48 million and $128 million at December 31, 2000 and 1999, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $779 million in 2000 and $673 million in 1999. Restricted cash and securities of $2,196 million and $4,082 million at December 31, 2000 and 1999, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments

   The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,391 million and $1,947 million as of December 31, 2000 and 1999, respectively. These investments include $1,363 million and $1,002 million in real estate related interests and $1,028 million and $945 million in non-real estate related interests. The Company's share of net income from such entities was $187 million, $217 million and $223 million for 2000, 1999 and 1998, respectively, and is reported in "Net investment income."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                 As of
                                                                              December 31,
                                                                          --------------------
                                                                            2000          1999
                                                                          ------        ------
                                                                              (In Millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate                                                $  638        $1,253
Investments in securities                                                  1,427         1,398
Cash and cash equivalents                                                     99            98
Other assets                                                                  43            75
                                                                          ------        ------
Total assets                                                              $2,207        $2,824
                                                                          ======        ======

Borrowed funds-third party                                                $   90        $   81
Other liabilities                                                            142            87
                                                                          ------        ------
Total liabilities                                                            232           168
                                                                          ------        ------

Partners' capital                                                          1,975         2,656
                                                                          ------        ------

Total liabilities and partners' capital                                   $2,207        $2,824
                                                                          ======        ======

Equity in partners' capital included above                                $  467        $  657
Equity in limited partnership interests not included above                 1,924         1,290
                                                                          ------        ------
Carrying value                                                            $2,391        $1,947
                                                                          ======        ======
                                                                         For the years ended
                                                                             December 31,
                                                                        ----------------------
                                                                         2000    1999    1998
                                                                        -----   -----   -----
                                                                            (In Millions)
STATEMENTS OF OPERATIONS
Income of real estate joint ventures                                    $ 112   $ 108   $ 110
Income of other limited partnership interests                             149     514     366
Interest expense-third party                                               (4)     (4)     (1)
Other expenses                                                            (29)   (105)   (209)
                                                                        -----   -----   -----
Net earnings                                                            $ 228   $ 513   $ 266
                                                                        =====   =====   =====

Equity in net earnings included above                                   $  70   $ 125   $  59
Equity in net earnings of limited partnership
 interests not included above                                             117      92     164
                                                                        -----   -----   -----
Total equity in net earnings                                            $ 187   $ 217   $ 223
                                                                        =====   =====   =====

   "Other long-term investments" also includes investments in the Company's separate accounts of $1,077 million and $1,040 million, investment real estate of $239 million and $322 million which is held through direct ownership and other miscellaneous investments of $752 million and $1,548 million at December 31, 2000 and 1999, respectively. Of the Company's real estate, $181 million and $293 million consists of commercial and agricultural assets held for disposal at December 31, 2000 and 1999, respectively. Impairment losses were $0 million, $3 million and $8 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in "Realized investment gains (losses), net."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                         2000         1999         1998
                                                       -------      -------      -------
                                                              (In Millions)
Fixed maturities--available for sale                   $ 5,938      $ 5,602      $ 5,464
Fixed maturities--held to maturity                       1,028        1,217        1,406
Trading account assets                                     734          622          677
Equity securities--available for sale                       67           63           54
Mortgage loans on real estate                            1,370        1,401        1,525
Policy loans                                               478          448          410
Securities purchased under agreements to resell             28           25           18
Broker-dealer related receivables                        1,222          976          836
Short-term investments                                     683          490          627
Other investment income                                    479          455          660
                                                       -------      -------      -------
Gross investment income                                 12,027       11,299       11,677
Less investment expenses                                (2,530)      (1,881)      (2,116)
                                                       -------      -------      -------
Subtotal                                                 9,497        9,418        9,561
Less amount relating to discontinued operations              -          (51)        (107)
                                                       -------      -------      -------
Net investment income                                  $ 9,497      $ 9,367      $ 9,454
                                                       =======      =======      =======


Realized investment gains (losses), net, for the years
 ended December 31, were from the following sources:
                                                       2000         1999         1998
                                                     -------      -------      -------
                                                            (In Millions)
Fixed maturities                                     $(1,066)     $  (557)     $ 1,381
Equity securities--available for sale                    450          223          427
Mortgage loans on real estate                             (5)         209           22
Investment real estate                                    49          106          642
Joint ventures and limited partnerships                  124          656          454
Derivatives                                              165          305         (263)
Other                                                     (5)         (27)           8
                                                     -------      -------      -------
Subtotal                                                (288)         915        2,671
Less amount related to discontinued operations             -            9          (30)
                                                     -------      -------      -------
Realized investment gains (losses), net              $  (288)     $   924      $ 2,641
                                                     =======      =======      =======

   The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $91 million, $114 million and $177 million in 2000, 1999 and 1998, respectively.

   Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 2000 included in fixed maturities, equity securities, mortgage loans on real estate and other long-term investments totaled $25 million, $8 million, $21 million and $16 million, respectively.

   Net Unrealized Investment Gains (Losses)

   Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income
   (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                Impact of unrealized investment gains (losses) on:
                                                              --------------------------------------------------------------------
                                                                                                                      Accumulated
                                                                                                                         other
                                                                                                                     comprehensive
                                                                                                        Deferred     income (loss)
                                                                 Unrealized     Deferred                 income     related to net
                                                                   gains         policy      Future        tax        unrealized
                                                                (losses) on   acquisition    policy    (liability)    investment
                                                                investments      costs      benefits     benefit     gains (losses)
                                                                ------------  ------------  ---------  -----------  ---------------
                                                                                          (In Millions)
Balance, December 31, 1997                                          $ 4,208         $(349)   $(1,144)      $ (963)         $ 1,752
Net investment gains (losses) on investments arising
 during the period                                                      804             -          -         (282)             522
Reclassification adjustment for (gains) losses included in
 net income                                                          (1,675)            -          -          588           (1,087)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -            89          -          (34)              55
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -         49          (19)              30
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 1998                                            3,337          (260)    (1,095)        (710)           1,272
Net investment gains (losses) on investments arising
 during the period                                                   (5,089)            -          -        1,845           (3,244)
Reclassification adjustment for (gains) losses included in
 net income                                                             404             -          -         (146)             258
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -           566          -         (213)             353
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -      1,092         (391)             701
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 1999                                           (1,348)          306         (3)         385             (660)
Net investment gains (losses) on investments arising
 during the period                                                    1,458             -          -         (540)             918
Reclassification adjustment for (gains) losses included in
 net income                                                             621             -          -         (230)             391
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -          (356)         -          132             (224)
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -       (101)          35              (66)
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 2000                                          $   731         $ (50)   $  (104)      $ (218)         $   359
                                                                    =======         =====    =======       ======          =======


   The table below presents unrealized gains (losses) on investments by asset class:

                                                 As of December 31,
                                             --------------------------
                                              2000       1999      1998
                                             -----    -------    ------
                                                   (In Millions)
Fixed maturities                             $ 712    $(2,118)   $3,161
Equity securities                               51        733       176
Other long-term investments                    (32)        37         -
                                             -----    -------    ------
Unrealized gains (losses) on investments     $ 731    $(1,348)   $3,337
                                             =====    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Securities Pledged to Creditors

   The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreement to repurchase, and futures contracts. At December 31, 2000, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   (In Millions)

Fixed maturities available for sale                     $20,080
Trading account assets                                    5,796
Separate account assets                                   2,558
                                                        -------
Total securities pledged                                $28,434
                                                        =======


   In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2000, the fair value of this collateral was approximately $19 billion of which $13 billion had either been sold or repledged.

6. DEFERRED POLICY ACQUISITION COSTS

   The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2000      1999      1998
                                                           -------   -------   -------
                                                                  (In Millions)
Balance, beginning of year                                 $ 7,324   $ 6,462   $ 6,083
Capitalization of commissions, sales and issue expenses      1,324     1,333     1,313
Amortization                                                (1,096)   (1,155)   (1,139)
Change in unrealized investment gains and losses              (356)      566        89
Foreign currency translation                                  (154)      118       116
Acquisition of subsidiary                                       21         -         -
                                                           -------   -------   -------
Balance, end of year                                       $ 7,063   $ 7,324   $ 6,462
                                                           =======   =======   =======

7. POLICYHOLDERS' LIABILITIES

   Future policy benefits at December 31, are as follows:


                                                                     2000        1999
                                                                   -------     -------
                                                                     (In Millions)
Life insurance                                                     $53,453     $51,512
Annuities                                                           13,398      13,502
Other contract liabilities                                           2,437       2,264
                                                                   -------     -------
Total future policy benefits                                       $69,288     $67,278
                                                                   =======     =======

   The Company's participating insurance is included within the Traditional Participating Products segment. Participating insurance represented 40% and 43% of domestic individual life insurance in force at December 31, 2000 and 1999, respectively, and 95%, 94% and 93% of domestic individual life insurance premiums for 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

   The following table highlights the key assumptions generally utilized in calculating these reserves:

           Product                           Mortality                   Interest Rate              Estimation Method
-----------------------------   ------------------------------------     --------------  ------------------------------------------
Life insurance                  Generally, rates guaranteed in           2.5% to 12.0%   Net level premium based on non-forfeiture
                                calculating cash surrender values                        interest rate


Individual annuities            Generally, 1971 and 1983 Individual      3.5% to 13.4%   Present value of expected future
                                Annuity Mortality Tables with certain                    payments based on historical
                                modifications                                            experience

Group annuities                 1950 and 1971 Group Annuity              4.0% to 17.3%   Present value of expected future
                                Mortality Tables with certain                            payments based on historical
                                modifications                                            experience

Other contract liabilities                                               2.5% to 11.5%   Present value of expected future
                                                                                         payments based on historical
                                                                                         experience

   Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,002 million and $1,930 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2000 and 1999, respectively.

   Policyholders' account balances at December 31, are as follows:


                                                       2000      1999
                                                     -------   -------
                                                       (In Millions)
 Individual annuities                                $ 5,097   $ 5,248
 Group annuities                                       2,022     2,176
 Guaranteed investment contracts and
  guaranteed interest accounts                        12,852    13,429
 Interest-sensitive life contracts                     3,809     3,609
 Dividend accumulations and other                      8,942     8,318
                                                     -------   -------
 Policyholders' account balances                     $32,722   $32,780
                                                     =======   =======

   Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   Certain contract provisions that determine the policyholder account balances are as follows:

      Product                                      Interest  Rate                   Withdrawal/Surrender Charges
---------------------------                        ---------------   -------------------------------------------------------
Individual annuities                                3.0% to 16.0%    0% to 7% for up to 9 years

Group annuities                                     2.0% to 14.0%    Contractually limited or subject to market value adjustment


Guaranteed investment contracts and                 2.0% to 15.4%    Generally, subject to market value withdrawal provisions for
guaranteed interest accounts                                         any funds withdrawn other than for benefit responsive and
                                                                     contractual payments

Interest-sensitive life contracts                   2.0% to 10.8%    Various up to 10 years

Dividend accumulations and other                    2.5% to 11.5%    Withdrawal or surrender contractually limited or subject to market value adjustment

   Unpaid claims and claim adjustment expenses.   The following table provides a
   reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's Property and Casualty Insurance segment, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                    2000                              1999
                                                       --------------------------------   -----------------------------
                                                         Accident          Property         Accident        Property
                                                        and Health       and Casualty      and Health     and Casualty
                                                       -------------   ----------------   ------------   --------------
                                                                                (In Millions)
Balance at January 1                                       $420             $2,409         $1,090           $2,716
Less reinsurance recoverables, net                          378                451             52              533
                                                           ----             ------         ------           ------
Net balance at January 1                                     42              1,958          1,038            2,183
                                                           ----             ------         ------           ------
Incurred related to:
 Current year                                               410              1,271          4,110            1,249
 Prior years                                                (21)              (150)           (72)             (54)
                                                           ----             ------         ------           ------
Total incurred                                              389              1,121          4,038            1,195
                                                           ----             ------         ------           ------
Paid related to:
 Current year                                               380                842          3,397              700
 Prior years                                                 25                634            672              720
                                                           ----             ------         ------           ------
Total paid                                                  405              1,476          4,069            1,420
                                                           ----             ------         ------           ------
Acquisitions (dispositions) (a)                               -               (363)          (965)               -
                                                           ----             ------         ------           ------
Net balance at December 31                                   26              1,240             42            1,958
Plus reinsurance recoverables, net                          246                608            378              451
                                                           ----             ------         ------           ------
Balance at December 31                                     $272             $1,848         $  420           $2,409
                                                           ====             ======         ======           ======

                                                                    1998
                                                         -------------------------------
                                                           Accident         Property
                                                          and Health      and Casualty
                                                         -------------   ---------------
                                                                   (In Millions)
Balance at January 1                                        $1,857            $2,956
Less reinsurance recoverables, net                             810               535
                                                            ------            ------
Net balance at January 1                                     1,047             2,421
                                                            ------            ------
Incurred related to:
 Current year                                                6,132             1,314
 Prior years                                                   (15)             (154)
                                                            ------            ------
Total incurred                                               6,117             1,160
                                                            ------            ------
Paid related to:
 Current year                                                5,287               717
 Prior years                                                   839               681
                                                            ------            ------
Total paid                                                   6,126             1,398
                                                            ------            ------
Acquisitions (dispositions) (a)                                  -                 -
                                                            ------            ------
Net balance at December 31                                   1,038             2,183
Plus reinsurance recoverables, net                              52               533
                                                            ------            ------
Balance at December 31                                      $1,090            $2,716
                                                            ======            ======

   (a) The reduction in the 2000 Property and Casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 Accident and Health reduction relates to the sale of Prudential's healthcare business.

   The Accident and Health reinsurance recoverable balance at December 31, 2000 and 1999 includes $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31 and January 1, 1998 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

   The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   In 2000, 1999 and 1998, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

   The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to favorable changes in claim cost trends.

8. REINSURANCE

   The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

   The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

   Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:


                                            2000       1999      1998
                                          -------    -------    ------
                                                 (In Millions)

Direct premiums                           $10,726    $10,121    $9,661
Reinsurance assumed                            86         66        65
Reinsurance ceded                            (591)      (659)     (678)
                                          -------    -------    ------
Premiums                                  $10,221    $ 9,528    $9,048
                                          =======    =======    ======
Policyholders' benefits ceded             $   642    $   483    $  510
                                          =======    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. REINSURANCE (continued)

   Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:


                                                    2000     1999
                                                   ------   ------
                                                   (In Millions)

Life insurance                                     $  674   $  576
Property and casualty                                 628      473
Other reinsurance                                      76       90
                                                   ------   ------
                                                   $1,378   $1,139
                                                   ======   ======


   Three major reinsurance companies account for approximately 57% of the reinsurance recoverable at December 31, 2000. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

9. SHORT-TERM AND LONG-TERM DEBT

   Debt consists of the following at December 31:

   Short-term debt

                                                         2000      1999
                                                        -------   -------
                                                         (In Millions)

Commercial paper (a)                                    $ 7,686   $ 7,506
Notes payable                                             2,728     2,598
Current portion of long-term debt                           717       754
                                                        -------   -------
Total short-term debt                                   $11,131   $10,858
                                                        =======   =======


   The weighted average interest rate on outstanding short-term debt was approximately 6.4% and 5.2% at December 31, 2000 and 1999, respectively.

   Long-term debt

                                                                        Maturity
Description                                                              Dates       Rate          2000     1999
-----------                                                            ---------  -----------    ------   ------
                                                                                                 (In Millions)
Fixed rate notes                                                       2001-2023  5.89%-12.28%   $  758   $1,161
Floating rate notes ("FRN")                                            2001-2003  (b)               756      865
Surplus notes                                                          2003-2025  6.875%-8.30%      988      987
Commercial paper backed by long-term credit agreements (a)                                            -    2,500
                                                                                                 ------   ------
Total long-term debt                                                                             $2,502   $5,513
                                                                                                 ======   ======

----------
   (a) At December 31, 1999, the Company classified $2.5 billion of its commercial paper as long-term debt. This classification was supported by long-term syndicated credit line agreements. The Company had the ability and intent to use those agreements, as necessary, to refinance debt on a long-term basis. As of December 31, 2000, the Company continues to have that ability, but no longer has the intention to use those agreements in the ordinary course of business.

   (b) Floating interest rates are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest on the FRNs ranged from 0.10% to 7.08% for 2000 and from 6.17% to 14.00% for 1999. Included in the FRNs is an S&P 500 index linked note of $29 million with an interest rate based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 2000 and 1999, the rate was 0.10% and 14%, respectively. Excluding this note, floating interest rates ranged from 5.99% to 7.08% for 2000 and 6.17% to 7.56% for 1999.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. SHORT-TERM AND LONG-TERM DEBT (continued)

   Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000 and 1999, the Company was in compliance with all debt covenants.

   Payment of interest and principal on the surplus notes issued after 1993, of which $689 million and $688 million were outstanding at December 31, 2000 and 1999 respectively, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. As of December 31, 2000 the Company has met these statutory capital requirements.

   In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


                                                     (In Millions)
Scheduled principal repayment of long-term debt

2002                                                    $  756
2003                                                       650
2004                                                        55
2005                                                        58
2006 and thereafter                                        983
                                                        ------
Total                                                   $2,502
                                                        ======


   At December 31, 2000, the Company had $4,332 million in lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

   The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial paper borrowings are supported by $3,500 million of the Company's existing lines of credit. At December 31, 2000 and 1999, the weighted average maturity of commercial paper outstanding was 25 and 23 days, respectively.

   Interest expense for short-term and long-term debt was $1,056 million, $863 million and $917 million, for the years ended December 31, 2000, 1999 and 1998, respectively. Securities business related interest expense of $456 million, $312 million and $369 million in 2000, 1999 and 1998, respectively, is included in "Net investment income."

10. EMPLOYEE BENEFIT PLANS

    Pension and Other Postretirement Plans

    The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

    The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

    Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

    The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

    Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                                       Other
                                                                         Pension Benefits     Postretirement Benefits
                                                                       --------------------  -------------------------
                                                                           2000       1999          2000         1999
                                                                        -------    -------       -------      -------
                                                                                       (In Millions)
Change in benefit obligation:
Benefit obligation at the beginning of period                           $(5,430)   $(6,309)      $(1,941)     $(2,213)
Service cost                                                               (140)      (193)          (29)         (39)
Interest cost                                                              (427)      (410)         (151)        (141)
Plan participants' contributions                                              -          -            (7)          (6)
Amendments                                                                  112         (2)          221           (2)
Actuarial gains (losses)                                                     34        974          (262)         312
Contractual termination benefits                                            (17)       (53)            -            -
Special termination benefits                                                  -        (51)            -           (2)
Curtailment                                                                   -        206             -           43
Benefits paid                                                               407        408           172          108
Foreign currency changes                                                      -          -             1           (1)
                                                                        -------    -------       -------      -------
Benefit obligation at end of period                                     $(5,461)   $(5,430)      $(1,996)     $(1,941)
                                                                        =======    =======       =======      =======

Change in plan assets:
Fair value of plan assets at beginning of period                        $ 9,468    $ 8,427       $ 1,548      $ 1,422
Actual return on plan assets                                              1,270      1,442           170          213
Transfer to third party                                                       -        (14)            -            -
Employer contributions                                                       25         21             7           15
Plan participants' contributions                                              -          -             7            6
Benefits paid                                                              (407)      (408)         (172)        (108)
                                                                        -------    -------       -------      -------
Fair value of plan assets at end of period                              $10,356    $ 9,468       $ 1,560      $ 1,548
                                                                        =======    =======       =======      =======

Funded status:
Funded status at end of period                                          $ 4,895    $ 4,038       $  (436)     $  (393)
Unrecognized transition (asset) liability                                  (342)      (448)          207          462
Unrecognized prior service costs                                             65        225             1            2
Unrecognized actuarial net (gain)                                        (2,956)    (2,514)         (498)        (746)
Effects of fourth quarter activity                                            9         (3)            2            -
                                                                        -------    -------       -------      -------
Net amount recognized                                                   $ 1,671    $ 1,298       $  (724)     $  (675)
                                                                        =======    =======       =======      =======

Amounts recognized in the Statements of Financial Position consist of:
Prepaid benefit cost                                                    $ 2,022    $ 1,601       $     -      $     -
Accrued benefit liability                                                  (382)      (316)         (724)        (675)
Intangible asset                                                              7          6             -            -
Accumulated other comprehensive income                                       24          7             -            -
                                                                        -------    -------       -------      -------
Net amount recognized                                                   $ 1,671    $ 1,298       $  (724)     $  (675)
                                                                        =======    =======       =======      =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $464 million, $384 million and $1 million, respectively, as of September 30, 2000 and $401 million, $309 million and $0 million, respectively, as of September 30, 1999.

    Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $7,381 million and $6,534 million are included in Separate Account assets and liabilities at September 30, 2000 and 1999, respectively.

    The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

    Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999, the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $463 million and $434 million of Company insurance policies and contracts at September 30, 2000 and 1999, respectively.

    The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated Company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

    The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                                               Other
                                                                           Pension Benefits           Postretirement Benefits
                                                                     -----------------------------  ----------------------------
                                                                         2000      1999      1998      2000      1999      1998
                                                                        -----     -----     -----     -----     -----     -----
                                                                                           (In Millions)
Components of net periodic benefits costs:
Service cost                                                            $ 140     $ 193     $ 159     $  29     $  39     $  35
Interest cost                                                             427       410       397       150       141       142
Expected return on plan assets                                           (799)     (724)     (674)     (133)     (121)     (119)
Amortization of transition amount                                        (106)     (106)     (106)       36        47        47
Amortization of prior service cost                                         47        45        45         -         -         -
Amortization of actuarial net (gain) loss                                 (77)        4         1       (24)      (10)      (13)
Special termination benefits                                                -        51         -         -         2         -
Curtailment (gain) loss                                                     -      (122)        5         -       108         -
Contractual termination benefits                                            6        48        14         -         -         -
                                                                        -----     -----     -----     -----     -----     -----
  Subtotal                                                               (362)     (201)     (159)       58       206        92
Less amounts related to discontinued operations                             -        84        25         -      (130)      (34)
                                                                        -----     -----     -----     -----     -----     -----

Net periodic (benefit) cost                                             $(362)    $(117)    $(134)    $  58     $  76     $  58
                                                                        =====     =====     =====     =====     =====     =====

   Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for a discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

   The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                                  Pension Benefits              Other Postretirement Benefits
                                                           ------------------------------  ---------------------------------------
                                                               2000       1999      1998       2000         1999         1998
                                                               ----       ----      ----    ---------    ----------    ----------
Weighted-average assumptions:
Discount rate (beginning of period)                            7.75%      6.50%     7.25%        7.75%         6.50%         7.25%
Discount rate (end of period)                                  7.75%      7.75%     6.50%        7.75%         7.75%         6.50%
Rate of increase in compensation levels (beginning
  of period)                                                   4.50%      4.50%     4.50%        4.50%         4.50%         4.50%
Rate of increase in compensation levels (end of
  period)                                                      4.50%      4.50%     4.50%        4.50%         4.50%         4.50%
Expected return on plan assets                                 9.50%      9.50%     9.50%        9.00%         9.00%         9.00%
Health care cost trend rates                                      -          -         -    7.10-9.50%   7.50-10.30%   7.80-11.00%
Ultimate health care cost trend rate after gradual
  decrease until 2006                                             -          -         -         5.00%         5.00%         5.00%

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)


     Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                            Other
                                                   Postretirement Benefits
                                                   -----------------------
                                                            2000
                                                  -------------------------
                                                        (In Millions)
One percentage point increase
Increase in total service and interest costs                        $  11
Increase in postretirement benefit obligation                         140
One percentage point decrease
Decrease in total service and interest costs                        $  10
Decrease in postretirement benefit obligation                         123

   Postemployment Benefits

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2000 and 1999 was $152 million and $157 million, respectively, and is included in "Other liabilities."

   Other Employee Benefits

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                                401(k) Company Match
                                                                               ----------------------
                                                                                 2000   1999    1998
                                                                                -----  -----   -----
                                                                                   (In Millions)
Company match                                                                   $  62  $  60   $  54
Less amounts related to discontinued operations                                     -     (8)    (14)
                                                                                -----  -----   -----
401(k) Company match included in general and administrative expenses            $  62  $  52   $  40
                                                                                =====  =====   =====

   Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                   2000      1999     1998
                                                  -----    ------   ------
                                                       (In Millions)
Current tax expense (benefit):
  U.S.                                            $ 362    $  614   $  883
  State and local                                    31        84       54
  Foreign                                            41        (8)     148
                                                  -----    ------   ------
  Total                                             434       690    1,085
Deferred tax expense (benefit):
  U.S.                                              (86)      206      (93)
  State and local                                   (37)       44       (6)
  Foreign                                            95       102      (16)
                                                  -----    ------   ------
  Total                                             (28)      352     (115)
                                                  -----    ------   ------
Total income tax expense                          $ 406    $1,042   $  970
                                                  =====    ======   ======

   The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                   2000      1999    1998
                                                  -----    ------   -----
                                                       (In Millions)
Expected federal income tax expense               $ 254    $  789   $ 909
Equity tax                                          100       190      75
Non-deductible expenses                              61        33      15
Non-taxable investment income                       (42)      (78)    (62)
State and local income taxes                         (4)       83      31
Other                                                37        25       2
                                                  -----    ------   -----
Total income tax expense                          $ 406    $1,042   $ 970
                                                  =====    ======   =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. Income Taxes (continued)


   Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                2000      1999
                                                              ------    ------
                                                               (In Millions)
Deferred tax assets
   Insurance reserves                                         $1,371    $1,582
   Net operating loss carryforwards                              353       280
   Policyholder dividends                                        297       277
   Litigation related reserves                                    32        61
   Other                                                         121        32
                                                              ------    ------
   Deferred tax assets before valuation allowance              2,174     2,232
   Valuation allowance                                           (38)      (24)
                                                              ------    ------
   Deferred tax assets after valuation allowance               2,136     2,208
                                                              ------    ------

Deferred tax liabilities
   Deferred policy acquisition cost                            1,858     1,942
   Net unrealized investment gains (losses)                      273      (497)
   Investments                                                   129       307
   Depreciation                                                   71        59
                                                              ------    ------
   Deferred tax liabilities                                    2,331     1,811
                                                              ------    ------
Net deferred tax asset (liability)                            $ (195)   $  397
                                                              ======    ======

   Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with foreign operations and state and local deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company had federal life net operating loss carryforwards of $848 million and $660 million, which expire in 2012. At December 31, 2000 and 1999, respectively, the Company had state operating loss carryforwards for tax purposes approximating $509 million and $570 million, which expire between 2001 and 2020.

   Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 2000 were $743 million. Determining the tax liability that would arise if these earnings were remitted is not practicable.

   The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun its examination of 1996.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


12.  STATUTORY NET INCOME AND SURPLUS

   Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                   2000    1999      1998
                                                                  -----   -----   -------
                                                                       (In Millions)
Statutory net income                                              $ 149   $ 333   $ 1,247
Adjustments to reconcile to net income on a GAAP basis:
 Insurance revenues and expenses                                    525     136      (117)
 Income taxes                                                       (47)    436       128
 Valuation of investments                                          (135)    (27)     (143)
 Realized investment gains (losses)                                (494)     73     1,162
 Litigation and other reserves                                        -    (102)   (1,150)
 Discontinued operations and other, net                             400     (36)      (21)
                                                                  -----   -----   -------
GAAP net income                                                   $ 398   $ 813   $ 1,106
                                                                  =====   =====   =======

                                                                          2000         1999
                                                                       -------      -------
                                                                        (In Millions)
Statutory surplus                                                      $ 8,640      $ 9,249
Adjustments to reconcile to equity on a GAAP basis:
  Deferred policy acquisition costs                                      6,989        7,295
  Valuation of investments                                               4,968        2,909
  Future policy benefits and policyholder account balances                (952)      (1,544)
  Non-admitted assets                                                    2,693        2,069
  Income taxes                                                            (136)         522
  Surplus notes                                                           (988)        (987)
  Discontinued operations and other, net                                  (606)        (222)
                                                                       -------      -------
GAAP equity                                                            $20,608      $19,291
                                                                       =======      =======

   The New York State Insurance Department recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

   In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, except the guidance related to pension and post-employment benefits which was adopted January 1, 2000. The Company has estimated the potential effect of the Codification guidance to have a favorable impact of at least $1 billion on the Company's surplus position, primarily as the result of the recognition of deferred tax assets.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


13.  OPERATING LEASES

   The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 2000, future minimum lease payments under non-cancelable operating leases are as follows:


                                               (In Millions)

2001                                                 $  319
2002                                                    269
2003                                                    227
2004                                                    190
2005                                                    178
Remaining years after 2005                              897
                                                     ------
Total                                                $2,080
                                                     ======


   Rental expense incurred for the years ended December 31, 2000, 1999 and 1998 was $498 million, $456 million and $424 million, respectively, excluding expenses relating to the Company's healthcare business.

14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

   Fixed maturities and Equity securities

   Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

   Mortgage loans on real estate

   The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgages.

   Policy loans

   The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

   Investment contracts

   For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

   Debt

   The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

   The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,


                                                                2000                         1999
                                                    ---------------------------  ---------------------------
                                                      Carrying      Estimated      Carrying      Estimated
                                                       Amount       Fair Value      Amount       Fair Value
                                                    -------------  ------------  -------------  ------------
                                                                         (In Millions)
FINANCIAL ASSETS:
Other than trading:
Fixed maturities:
  Available for sale                                      $83,827       $83,827        $79,130       $79,130
  Held to maturity                                         12,448        12,615         14,237        14,112
Equity securities                                           2,317         2,317          3,264         3,264
Mortgage loans on real estate                              15,919        15,308         16,268        15,826
Policy loans                                                8,046         8,659          7,590         7,462
Short-term investments                                      5,029         5,029          2,773         2,773
Mortgage securitization inventory                           1,448         1,448            803           803
Cash and cash equivalents                                   7,676         7,676          6,427         6,427
Restricted cash and securities                              2,196         2,196          4,082         4,082
Separate account assets                                    82,217        82,217         82,131        82,131

Trading:
Trading account assets                                    $ 7,217       $ 7,217        $ 9,741       $ 9,741
Broker-dealer related receivables                          11,860        11,860         11,346        11,346
Securities purchased under agreements to resell             5,395         5,395         13,944        13,944
Cash collateral for borrowed securities                     3,858         3,858          7,124         7,124

FINANCIAL LIABILITIES:
Other than trading:
Investment contracts                                      $25,033       $25,359        $25,206       $25,394
Securities sold under agreements to repurchase              7,162         7,162          4,260         4,260
Cash collateral for loaned securities                       4,762         4,762          2,582         2,582
Short-term and long-term debt                              13,633        13,800         16,371        16,563
Securities sold but not yet purchased                         157           157              -             -
Separate account liabilities                               82,217        82,217         82,131        82,131

Trading:
Broker-dealer related payables                            $ 5,965       $ 5,965        $ 5,839       $ 5,839
Securities sold under agreements to repurchase              7,848         7,848         20,338        20,338
Cash collateral for loaned securities                       6,291         6,291          8,193         8,193
Securities sold but not yet purchased                       4,802         4,802          6,968         6,968

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

   A derivative is a financial instrument whose price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts.

   Interest Rate Swaps

   The Company uses interest rate swaps to reduce market risk from changes in interest rates, to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

   If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

   Futures and Options

   The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

   Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

   When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

   If exchange-traded financial futures and options meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Financial futures that do not qualify as hedges are carried at fair value with changes in value reported in current earnings. The gains and losses associated with anticipatory transactions are not material.

   Currency Derivatives

   The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

   Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

   Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

   Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

   If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains (losses), net."

   Forwards

   The Company uses forwards to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity has been exited in connection with the restructuring of Prudential Securities Group's capital markets activities as discussed in Note
   4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   If the forwards qualify for hedge accounting treatment, gains or losses are recorded in a manner similar to the hedged items. If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

   The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                             Derivative Financial Instruments
                                                                     December 31, 2000

                                   Trading                            Other than Trading                         Total
                            ----------------------  ---------------------------------------------------  ------------------------
                                                                                      Non-Hedge
                                                        Hedge Accounting            Accounting
                                                    -------------------------  ------------------------
                                       Estimated                  Estimated                 Estimated                 Estimated
                            Notional   Fair Value    Notional     Fair Value    Notional    Fair Value    Notional    Fair Value
                            --------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
                                                                       (In Millions)
Swap Instruments
Interest rate
 Asset                       $ 9,693          $352         $  -          $  -      $1,908          $ 57     $11,601        $  409
 Liability                    10,521           370            -             -       2,126            81      12,647           451
Currency
 Asset                             7             -            -             -         383            31         390            31
 Liability                        30            34            -             -         302            20         332            54
Equity and commodity
 Asset                            55            14            -             -          46            17         101            31
 Liability                        55            12            -             -           -             -          55            12
Forward contracts
Interest rate
 Asset                         3,469            33            -             -           -             -       3,469            33
 Liability                     3,319            33            -             -           -             -       3,319            33
Currency
 Asset                         6,044           185          472             9       2,319            29       8,835           223
 Liability                     5,897           195          429             9          27            79       6,353           283
Equity and commodity
 Asset                         2,091            75            -             -           -             -       2,091            75
 Liability                     1,923            75            -             -           -             -       1,923            75
Futures contracts
Interest rate
 Asset                        11,582            14            -             -       2,410            55      13,992            69
 Liability                     6,513            29            -             -       1,468            21       7,981            50
Equity and commodity
 Asset                           782            27            -             -           -             -         782            27
 Liability                     1,324            36            -             -           -             -       1,324            36
Option contracts
Interest rate
 Asset                         4,141            48            -             -           -             -       4,141            48
 Liability                     4,273            29            -             -           -             -       4,273            29
Currency
 Asset                         1,108            27            -             -           -             -       1,108            27
 Liability                     1,174            26            -             -           -             -       1,174            26
Equity and commodity
 Asset                           175             3            -             -           -             -         175             3
 Liability                       126             1            -             -           -             -         126             1
                             -------          ----  -----------  ------------      ------          ----     -------        ------
Total Derivatives:
 Assets                      $39,147          $778         $472            $9      $7,066          $189     $46,685        $  976
                             =======          ====  ===========  ============      ======          ====     =======        ======
 Liabilities                 $35,155          $840         $429            $9      $3,923          $201     $39,507        $1,050
                             =======          ====  ===========  ============      ======          ====     =======        ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

                                                                       Derivative Financial Instruments
                                                                               December 31, 1999

                                                  Trading                     Other than Trading                      Total
                                            --------------------  -------------------------------------------  --------------------
                                                                                              Non-Hedge
                                                                    Hedge Accounting        Accounting
                                                                  --------------------  ---------------------             Estimated
                                                      Estimated             Estimated              Estimated              ----------
                                            Notional  Fair Value  Notional  Fair Value  Notional   Fair Value  Notional   Fair Value
                                            --------  ----------  --------  ----------  ---------  ----------  --------   ----------
                                                                                  (In Millions)
Swap Instruments
Interest rate
 Asset                                        $ 7,116        $151    $    -         $ -     $2,185        $146   $ 9,301        $297
 Liability                                      6,490         137         -           -      1,261          32     7,751         169
Currency
 Asset                                             24          45       343          30          -           -       367          75
 Liability                                         77          51       369          33          -           -       446          84
Equity and commodity
 Asset                                              8           9         -           -         47          13        55          22
 Liability                                          8           5         -           -          -           -         8           5
Forward contracts
Interest rate
 Asset                                         14,837         105         -           -          -           -    14,837         105
 Liability                                     12,459          84         -           -          -           -    12,459          84
Currency
 Asset                                         11,181         275        54           2      1,182          16    12,417         293
 Liability                                     10,377         247       841          16      1,347          21    12,565         284
Equity and commodity
 Asset                                          1,664          68         -           -          -           -     1,664          68
 Liability                                      1,592          60         -           -          -           -     1,592          60
Futures contracts
Interest rate
 Asset                                          2,374           2         -           -        800          14     3,174          16
 Liability                                      3,017           3         -           -      3,696          44     6,713          47
Equity and commodity
 Asset                                          2,283          44         -           -         71           4     2,354          48
 Liability                                        837          57         -           -         12          11       849          68
Option contracts
Interest rate
 Asset                                          3,725          22         -           -          -           -     3,725          22
 Liability                                      2,185          11         -           -         13           -     2,198          11
Currency
 Asset                                            613           5         -           -         10           -       623           5
 Liability                                      4,439           5         -           -         10           -     4,449           5
Equity and commodity
 Asset                                            340           6         -           -          -           -       340           6
 Liability                                        366           3         -           -          -           -       366           3
                                              -------        ----  --------  ----------     ------        ----   -------        ----
Total Derivatives:
 Assets                                       $44,165        $732    $  397         $32     $4,295        $193   $48,857        $957
                                              =======        ====  ========  ==========     ======        ====   =======        ====
 Liabilities                                  $41,847        $663    $1,210         $49     $6,339        $108   $49,396        $820
                                              =======        ====  ========  ==========     ======        ====   =======        ====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   The following table discloses net trading revenues by derivative instrument types for the years ended December 31,


                                       2000    1999    1998
                                      -----   -----   -----
                                          (In Millions)
Swaps                                 $ (17)  $  16   $ (13)
Forwards                                 51      53      67
Futures                                 (85)     80      (5)
Options                                  (1)    (14)      -
                                      -----   -----   -----
Net trading revenues                  $ (52)  $ 135   $  49
                                      =====   =====   =====


   Average fair values for trading derivatives in an asset position during the years ended December 31, 2000 and 1999 were $579 million and $789 million, respectively, and for derivatives in a liability position were $630 million and $766 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 2000, 72% of the notional amount consisted of interest rate derivatives, 20% consisted of foreign currency derivatives and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 2000, 66% of notional consisted of interest rate derivatives, 33% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

   Credit Risk

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

   The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 2000 and 1999, approximately 96% and 81%, respectively, of the net credit exposure for the Company from derivative contracts was with investment-grade counterparties. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and positions are marked to market on a daily basis. These additional controls further reduce the Company's credit risk to derivatives counterparties. Internal controls are in place to ensure that derivative transactions are conducted in accordance with Company policy and guidelines. Those controls include limits, segregation of function and periodic management review, including quarterly review of General Account exposures by the Investment Committee of the Board of Directors, as well as daily monitoring for compliance with authorization and operating guidelines.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


   Off-Balance-Sheet Credit-Related Instruments

   During the normal course of its business, the Company utilizes financial instruments with off-balance-sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

   In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $1.6 billion, of which $0.8 billion remains available at December 31, 2000.

   Also, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $3.3 billion, of which $1.8 billion remains available at December 31, 2000. Unsecured commitments approximate $0.1 billion, substantially all of which remains available at December 3l, 2000. This activity is being exited in conjunction with the restructuring of Prudential Securities capital markets activities, as discussed in Note 4.

   Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.0 billion, of which $0.9 billion remain available at December 31, 2000. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 2000.

   The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2000 financial guarantees and letters of credit issued by the Company were $0.8 billion.

16.  SEGMENT INFORMATION

   The Company has organized its principal operations into Financial Services Businesses and a Traditional Participating Products segment. Within the Financial Services Businesses, the Company operates through four divisions which, together, encompass ten reportable segments. The four operating divisions within the Financial Services Businesses are: U.S. Consumer, Employee Benefits, International and Asset Management. The segments within the Financial Services Businesses as well as the Traditional Participating Products segment correspond to businesses for which discrete financial information is available and reviewed by management. Businesses that are not sufficiently material to warrant separate disclosure are included in Corporate and Other results. Collectively, the businesses that comprise the four operating divisions and Corporate and Other are referred to as the Financial Services Businesses.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The U.S. Consumer division consists of the Individual Life Insurance, Private Client Group, Retail Investments and Property and Casualty Insurance segments. The Individual Life Insurance segment manufactures and distributes variable life, term life and other non-participating life insurance protection products to the United States retail market and distributes investment and protection products for other segments. The Private Client Group segment provides full service securities brokerage and financial advisory services, as well as consumer banking services, to retail customers in the United States. The Retail Investments segment provides mutual funds, variable and fixed annuities and wrap-fee products to retail customers in the United States. The Property and Casualty Insurance segment manufactures and distributes personal lines property and casualty insurance products, principally automobile and homeowners insurance, to the United States retail market.

   The Employee Benefits division consists of the Group Insurance and Other Employee Benefits segments. The Group Insurance segment manufactures and distributes group life, disability and related insurance products in connection with employee and member benefit plans. The Other Employee Benefits segment provides products and services for defined contribution and other retirement plans as well as guaranteed investment contracts, group annuities and relocation services to employers. The Other Employee Benefits segment also markets real estate brokerage franchises to regional and local real estate brokers.

   The International division consists of the International Insurance and International Securities and Investments segments. The International Insurance segment manufactures and distributes individual life insurance products to the affluent retail market in Japan, Korea and six other Asian, Latin American and European countries. The International Securities and Investments segment provides full service securities brokerage, asset management and financial advisory services to retail and institutional clients outside of the United States.

   The Asset Management division consists of the Investment Management and Advisory Services and Other Asset Management segments. The Investment Management and Advisory Services segment provides institutional asset management products and services to unaffiliated institutional clients as well as management services for assets supporting products offered by other segments. The Other Asset Management segment includes equity trading and commercial mortgage securitization activities, as well as hedge portfolio results.

   Corporate and Other includes financial services businesses that are not included in other reportable segments as well as corporate-level activities. These businesses include international ventures, divested businesses and businesses that have not been divested but have been placed in wind-down status. The latter includes individual health insurance, group credit insurance and Canadian life insurance. The divested businesses include the results of the lead-managed underwriting and institutional fixed income businesses of the Prudential Securities Group (see Note 4), Gibraltar Casualty (see Note 17), residential first mortgage banking and certain Canadian businesses. Corporate-level activities include corporate expenses not allocated to any business segments, including the cost of company-wide initiatives, investment returns on unallocated equity, returns from a debt-financed investment portfolio, transactions with other segments and consolidating adjustments.

   As a mutual insurance company, most of the Company's individual life insurance and certain annuity products have been written on a "participating" basis, whereby policyholders are eligible to receive policyholder dividends reflecting policy experience. The Company will cease offering domestic participating insurance and annuity products in connection with the demutualization, if consummated. The liabilities of the individual in force participating products, together with the assets supporting them, will then be segregated for accounting purposes from the Company's other assets and liabilities. The liabilities and assets to be segregated, as well as other assets and equity that support these policies, and their financial results are

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   reflected in the Traditional Participating Products segment, which is managed separately from the Financial Services Businesses.

   The following summary presents certain financial data of our operations based on their location:

                                                                              2000      1999      1998
                                                                           -------   -------   -------
                                                                                 (In Millions)
Revenues:
Domestic                                                                   $23,704   $24,382   $25,368
International                                                                2,840     2,186     1,656
                                                                           -------   -------   -------
  Total revenues                                                           $26,544   $26,568   $27,024
                                                                           =======   =======   =======
Income from continuing operations before income taxes:
Domestic                                                                   $   368   $ 1,939   $ 2,372
International                                                                  359       316       225
                                                                           -------   -------   -------
  Total income from continuing operations before income taxes              $   727   $ 2,255   $ 2,597
                                                                           =======   =======   =======

   The accounting policies of the segments are the same as those described in
   Note 2--"Summary of Significant Accounting Policies."

   In managing its business, the Company analyzes the operating performance of each segment using "adjusted operating income", which is a non-GAAP measure. "Adjusted operating income" is calculated by adjusting income from continuing operations before income taxes to exclude certain items. The items excluded are realized investment gains, net of losses and related charges; sales practices remedies and costs; demutualization expenses; and the gains, losses and contribution to income/loss of divested businesses which have been sold but do not qualify for "discontinued operations" treatment under GAAP. Businesses that the Company has placed in wind-down status but are not divested remain in "adjusted operating income." The Company's discontinued healthcare operations are excluded from "income from continuing operations before income taxes."

   The excluded items are important to an understanding of overall results of operations. "Adjusted operating income" is not a substitute for net income determined in accordance with GAAP and the Company's definition of "adjusted operating income" may differ from that used by other companies. However, the Company believes that the presentation of "adjusted operating income" as measured for management purposes enhances the understanding of results of operations by highlighting the results from ongoing operations and the underlying profitability factors of the Company's businesses.

   The Company excludes realized investment gains, net of losses and related charges, from "adjusted operating income" because the timing of transactions resulting in recognition of gains or losses is largely at the Company's discretion and the amount of these gains or losses is heavily influenced by and fluctuates in part according to the availability of market opportunities. Including the fluctuating effects of these transactions could distort trends in the underlying profitability of the businesses. The Company excludes sales practices remedies and costs because they relate to a substantial and identifiable non-recurring event. The Company excludes demutualization expenses as they are directly related to demutualization and could distort the trends associated with our business operations. The Company excludes the gains and losses and contribution to income/loss of divested businesses and related runoff operations because, as a result of the decision to dispose of these businesses, these results are not relevant to the profitability of the Company's ongoing operations and could distort the trends associated with ongoing businesses.

   The related charges offset against net realized investment gains and losses relates to policyholder dividends, amortization of deferred policy acquisition costs, and reserves for future policy benefits. Net realized investment gains is one of the elements that the Company considers in establishing the dividend scale, and

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

   the related policyholder dividend charge represents the estimated portion of the Company's expense charge for policyholder dividends that is attributed to net realized investment gains that the Company considers in determining the dividend scale. Deferred policy acquisition costs for certain investment-type products are amortized based on estimated gross profits, which include net realized investment gains and losses on the underlying invested assets, and the related charge for amortization of deferred policy acquisition costs represents the portion of this amortization associated with net realized investment gains and losses. The reserves for certain policies are adjusted when cash flows related to these policies are affected by net realized investment gains and losses, and the related charge for reserves for future policy benefits represents that adjustment.

   "Adjusted operating income" for each segment includes earnings on attributed equity established at a level which management considers necessary to support the segment's risks.

   Operating expenses specifically identifiable to a particular segment are allocated to that segment as incurred. Operating expenses not identifiable to a specific segment but which are incurred in connection with the generation of segment revenues are generally allocated based upon the segment's historical percentage of general and administrative expenses.

   The financial results of the International Insurance segment reflect the impact of currency hedging strategies, including internal hedges, whereby currency fluctuation exposure within annual reporting periods is assumed by Corporate and Other Operations.

   The Investment Management and Advisory Services segment revenues include intersegment revenues of $404 million, $381 million and $414 million in 2000, 1999 and 1998, respectively, which primarily consist of asset-based management fees from the businesses of the U.S. Consumer and Employee Benefits divisions and the Traditional Participating Products segment. Management has determined the intersegment fees for the various asset classes with reference to market rates. These fees are eliminated in consolidation.

   As discussed in Note 4, Capital Markets Restructuring, the Company has exited the lead-managed underwriting and institutional fixed income businesses. Results for these businesses are included in Divested Businesses in the tables that follow. Income from Continuing Operations before Income Taxes for these businesses was a loss of $73 million in 1998, income of $23 million in 1999 and a loss of $620 million in 2000. The loss in 2000 includes a restructuring charge of $476 million.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The summary below reconciles adjusted operating income to income from continuing operations before income taxes:

                                                                   Year ended December 31, 2000
                                ---------------------------------------------------------------------------------------------------
                                                                         Reconciling Items
                                ---------------------------------------------------------------------------------------------------
                                                              Charges                   Divested                       Income from
                                              Realized       Related to      Sales      Business                        Continuing
                                Adjusted     Investment       Realized     Practices  and Related                       Operations
                               Operating       Gains           Gains       Remedies      Runoff     Demutualization   Before Income
                                 Income    (Losses), Net   (Losses), Net   and Costs   Operations       Expenses          Taxes
                                ---------  --------------  --------------  ---------  ------------  ----------------  --------------
                                                                          (In Millions)
Individual Life Insurance         $  114           $  (6)          $   -        $  -         $  -              $  -         $   108
Private Client Group                 237               -               -           -            -                 -             237
Retail Investments                   239              (8)              2           -            -                 -             233
Property and Casualty Insurance      150              16               -           -            -                 -             166
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total U.S. Consumer Division        740               2               2           -            -                 -             744
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Group Insurance                      158              (2)              -           -            -                 -             156
Other Employee Benefits              229             (85)            (31)          -            -                 -             113
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total Employee Benefits
  Division                           387             (87)            (31)          -            -                 -             269
                                  ------           -----           -----   ---------  -----------   ---------------         -------

International Insurance              296             (15)              -           -            -                 -             281
International Securities and
 Investments                          26               -               -           -            -                 -              26
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total International Division        322             (15)              -           -            -                 -             307
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Investment Management and
 Advisory Services                   154               1               -           -            -                 -             155
Other Asset Management               122               -               -           -            -                 -             122
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total Asset Management
  Division                           276               1               -           -            -                 -             277
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Corporate and Other                   (4)           (280)              -           -         (636)             (143)         (1,063)
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total -- Financial Services
  Businesses                       1,721            (379)            (29)          -         (636)             (143)            534
                                  ------           -----           -----   ---------  -----------   ---------------         -------
Traditional Participating Products                    91
 segment                             547           -----            (445)          -            -                 -             193
                                  ------                           -----   ---------  -----------   ---------------         -------
 Total                            $2,268           $(288)          $(474)       $  -        $(636)            $(143)        $   727
                                  ======           =====           =====   =========  ===========   ===============         =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


                                                                  Year ended December 31, 1999
                                --------------------------------------------------------------------------------------------------
                                                                       Reconciling Items
                                --------------------------------------------------------------------------------------------------
                                                            Charges                    Divested                       Income from
                                            Realized       Related to      Sales       Business                       Continuing
                               Ajusted     Investment       Realized     Practices   and Related                      Operations
                              Operating      Gains           Gains        Remedies      Runoff     Demutualization   Before Income
                               Income    (Losses), Net   (Losses), Net   and Costs    Operations       Expenses          Taxes
                                -------  --------------  --------------  ----------  ------------  ----------------  -------------
                                                                         (In Millions)
Individual Life Insurance        $  117           $(23)          $   -        $  -          $  -              $  -          $   94
Private Client Group                224              -               -           -             -                 -             224
Retail Investments                  174              5               1           -             -                 -             180
Property and Casualty Insurance     152              9               -           -             -                 -             161
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total U.S. Consumer Division       667             (9)              1           -             -                 -             659
                                 ------           ----           -----   ---------   -----------   ---------------          ------

Group Insurance                     128             25             (10)          -             -                 -             143
Other Employee Benefits             272            203            (133)          -             -                 -             342
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total Employee Benefits
  Division                          400            228            (143)          -             -                 -             485
                                 ------           ----           -----   ---------   -----------   ---------------          ------

International Insurance             218              9               -           -             -                 -             227
International Securities and
 Investments                         15              -               -           -             -                 -              15
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total International Division       233              9               -           -             -                 -             242
                                 ------           ----           -----   ---------   -----------   ---------------          ------

Investment Management and
 Advisory Services                  155              1               -           -             -                 -             156
Other Asset Management               97              -               -           -             -                 -              97
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total Asset Management                                                          -
  Division                          252              1               -   ---------             -                 -             253
                                 ------           ----           -----               -----------   ---------------          ------

Corporate and Other                 137            357               -        (100)          (47)              (75)            272
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total -- Financial Services
  Businesses                      1,689            586            (142)       (100)          (47)              (75)          1,911
                                 ------           ----           -----   ---------   -----------   ---------------          ------
Traditional Participating Products                                               -             -
 segment                            316            338            (310)  ---------   -----------                 -             344
                                 ------           ----           -----                             ---------------          ------
 Total                           $2,005           $924           $(452)      $(100)         $(47)             $(75)         $2,255
                                 ======           ====           =====   =========   ===========   ===============          ======


The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


                                                                Year ended December 31, 1998
                                 -----------------------------------------------------------------------------------------------
                                                                      Reconciling Items
                                 -----------------------------------------------------------------------------------------------
                                                          Charges                    Divested                       Income from
                                          Realized        Related to      Sales       Business                        Continuing
                                Adjusted Investment        Realized     Practices   and Related                       Operations
                               Operating   Gains           Gains        Remedies      Runoff     Demutualization   Before Income
                                 Income (Losses), Net  (Losses), Net   and Costs    Operations       Expenses          Taxes
                                 -----  -------------  --------------  ----------  ------------  ----------------  --------------
                                                                       (In Millions)
Individual Life Insurance      $  178          $   18           $  -        $  -          $  -              $  -             196
Private Client Group              114               -              -           -             -                 -             114
Retail Investments                249              97             (3)          -             -                 -             343
Property and Casualty Insurance   311              16              -           -             -                 -             327
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total U.S. Consumer Division     852             131             (3)          -             -                 -             980
                               ------          ------          -----   ---------   -----------   ---------------         -------

Group Insurance                    98             123              -           -             -                 -             221
Other Employee Benefits           342             595           (222)          -             -                 -             715
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total Employee Benefits
  Division                        440             718           (222)          -             -                 -             936
                               ------          ------          -----   ---------   -----------   ---------------         -------

International Insurance           144               9              -           -             -                 -             153
International Securities and
 Investments                       13               -              -           -             -                 -              13
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total International Division     157               9              -           -             -                 -             166
                               ------          ------          -----   ---------   -----------   ---------------         -------

Investment Management and
 Advisory Services                144               1              -           -             -                 -             145
Other Asset Management             22               -              -           -             -                 -              22
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total Asset Management
  Division                        166               1              -           -             -                 -             167
                               ------          ------          -----   ---------   -----------   ---------------         -------

Corporate and Other               (34)             85              -      (1,150)         (196)              (24)         (1,319)
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total -- Financial Services
  Businesses                    1,581             944           (225)     (1,150)         (196)              (24)            930
                               ------          ------          -----   ---------   -----------   ---------------         -------
Traditional Participating
 Products segment                 206           1,697           (236)          -             -                 -           1,667
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total                         $1,787          $2,641          $(461)    $(1,150)        $(196)             $(24)        $ 2,597
                               ======          ======          =====   =========   ===========   ===============         =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

   The summary below presents certain financial information for the Company's reportable segments:

                                                                Year ended December 31, 2000
                                                ---------------------------------------------------------------
                                                                                                   Interest
                                                                                                  Credited to
                                                                       Net                      Policyholders'
                                                                    Investment  Policyholders'      Account
                                                      Revenues        Income       Benefits        Balances
                                                      ---------     ----------  --------------  ---------------
                                                                                         (In Millions)
Financial Services Businesses:
 Individual Life Insurance                           $  1,855        $    374       $    650       $    131
 Private Client Group                                   2,689             299             --             --
 Retail Investments                                     1,631             478            152            264
 Property and Casualty Insurance                        1,840             193          1,045             --
                                                     --------        --------       --------       --------
  Total U.S. Consumer Division                          8,015           1,344          1,847            395
                                                     --------        --------       --------       --------

 Group Insurance                                        2,801             485          2,042            200
 Other Employee Benefits                                2,885           2,332            930          1,024
                                                     --------        --------       --------       --------
  Total Employee Benefits Division                      5,686           2,817          2,972          1,224
                                                     --------        --------       --------       --------

 International Insurance                                1,920             129          1,265              2
 International Securities and Investments                 704              66             --             --
                                                     --------        --------       --------       --------
  Total International Division                          2,624             195          1,265              2
                                                     --------        --------       --------       --------

 Investment Management and Advisory Services              874              21             --             --
 Other Asset Management                                   470              31             --             --
                                                     --------        --------       --------       --------
  Total Asset Management Division                       1,344              52             --             --
                                                     --------        --------       --------       --------

 Corporate and Other                                      283             816             23             (3)
                                                     --------        --------       --------       --------
  Total                                                17,952           5,224          6,107          1,618
                                                     --------        --------       --------       --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                 (379)             --             --             --
 Related Charges:
  Reserves                                                 --              --             36             --
  Amortization of deferred policy
   acquisition costs                                       --              --             --             --
                                                     --------        --------       --------       --------
   Total realized investment gains,                        --
     net of losses and related charges                   (379)             --             36             --
                                                                     --------       --------       --------
 Divested businesses and related runoff
    operations                                            269             101             14             --
                                                     --------        --------       --------       --------
  Total -- Financial Services Businesses               17,842           5,325          6,157          1,618
                                                     --------        --------       --------       --------
Traditional Participating Products segment              8,611           4,172          4,483            133
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   91              --             --             --
 Related Charges:
  Dividends to policyholders                               --              --             --             --
                                                     --------        --------       --------       --------
  Total realized investment gains, net
   of losses and related charges                           91              --             --             --
                                                     --------        --------       --------       --------
  Total -- Traditional Participating
   Products segment
                                                        8,702           4,172          4,483            133
                                                     --------        --------       --------       --------
  Total per Consolidated Financial Statements        $ 26,544        $  9,497       $ 10,640       $  1,751
                                                     ========        ========       ========       ========


                                                          Year ended December 31, 2000
                                                     ---------------------------------------

                                                                               Amortization
                                                                                of Deferred
                                                                                  Policy
                                                     Dividends to   Interest    Acquisition
                                                     Policyholders   Expense       Costs
                                                     -------------  ---------  -------------

                                                                  (In Millions)
Financial Services Businesses:
 Individual Life Insurance                           $     12       $     10        $    172
 Private Client Group                                      --             --              --
 Retail Investments                                         1              1             212
 Property and Casualty Insurance                           --             --             365
                                                     --------       --------        --------
  Total U.S. Consumer Division                             13             11             749
                                                     --------       --------        --------


 Group Insurance                                           --             (1)              1
 Other Employee Benefits                                   --             44              22
                                                     --------       --------        --------
  Total Employee Benefits Division                         --             43              23
                                                     --------       --------        --------


 International Insurance                                    1              4             145
 International Securities and Investments                  --             --               1
                                                     --------       --------        --------
  Total International Division                              1              4             146
                                                     --------       --------        --------


 Investment Management and Advisory Services               --              5              --
 Other Asset Management                                    --             --              --
                                                     --------       --------        --------
  Total Asset Management Division                          --              5              --
                                                     --------       --------        --------


 Corporate and Other                                        4            385             (84)
                                                     --------       --------        --------
  Total                                                    18            448             834
                                                     --------       --------        --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   --             --              --
 Related Charges:
  Reserves                                                 --             --              --
  Amortization of deferred policy
   acquisition costs                                       --             --              (7)
                                                     --------       --------        --------
   Total realized investment gains,
     net of losses and related charges                     --             --              (7)
                                                     --------       --------        --------
 Divested businesses and related runoff
    operations                                             --             --              --
                                                     --------       --------        --------
  Total -- Financial Services Businesses                   18            448             827
                                                     --------       --------        --------
Traditional Participating Products segment              2,261            152             269
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   --             --              --
 Related Charges:
  Dividends to policyholders                              445             --              --
                                                     --------       --------        --------
  Total realized investment gains, net
   of losses and related charges                          445             --              --
                                                     --------       --------        --------
  Total -- Traditional Participating
   Products segment
                                                        2,706            152             269
                                                     --------       --------        --------
  Total per Consolidated Financial Statements        $  2,724       $    600        $  1,096
                                                     ========       ========        ========

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

                                                                     Year ended December 31, 1999
                                                        ----------------------------------------------------
                                                                                                 Interest
                                                                                               Credited to
                                                                       Net                    Policyholders'
                                                                   Investment  Policyholders'    Account
                                                        Revenues      Income       Benefits      Balances
                                                        --------    ----------  --------------  ----------
                                                                            (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $ 1,723       $   316       $   519       $   126
 Private Client Group                                      2,509           269            --            --
 Retail Investments                                        1,551           491           118           271
 Property and Casualty Insurance                           1,747           197         1,100            --
                                                         -------       -------       -------       -------
  Total U.S. Consumer Division                             7,530         1,273         1,737           397
                                                         -------       -------       -------       -------

 Group Insurance                                           2,428           470         1,749           197
 Other Employee Benefits                                   3,014         2,460           997         1,086
                                                         -------       -------       -------       -------
  Total Employee Benefits Division                         5,442         2,930         2,746         1,283
                                                         -------       -------       -------       -------

 International Insurance                                   1,522            99         1,031             1
 International Securities and Investments                    580            54            --            --
                                                         -------       -------       -------       -------
  Total International Division                             2,102           153         1,031             1
                                                         -------       -------       -------       -------

 Investment Management and Advisory Services                 768             3            --            --
 Other Asset Management                                      369            29            --            --
                                                         -------       -------       -------       -------
  Total Asset Management Division                          1,137            32            --            --
                                                         -------       -------       -------       -------

 Corporate and Other                                         566           926            80            --
                                                         -------       -------       -------       -------
  Total                                                   16,777         5,314         5,594         1,681
                                                         -------       -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     586            --            --            --
 Related Charges:
  Reserves                                                    --            --           147            --
  Amortization of deferred policy
   acquisition costs                                          --            --            --            --
                                                         -------       -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                       586            --           147            --
                                                         -------       -------       -------       -------
 Divested businesses and related runoff operations           511           142            65            --
                                                         -------       -------       -------       -------
  Total -- Financial Services Businesses                  17,874         5,456         5,806         1,681
                                                         -------       -------       -------       -------
Traditional Participating Products segment                 8,356         3,911         4,420           130
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     338            --            --            --
 Related Charges:
  Dividends to policyholders                                  --            --            --            --
                                                         -------       -------       -------       -------
  Total realized investment gains, net                        --
   of losses and related charges                             338            --            --            --
                                                                       -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        8,694         3,911         4,420           130
                                                         -------       -------       -------       -------
  Total per Consolidated Financial Statements            $26,568       $ 9,367       $10,226       $ 1,811
                                                         =======       =======       =======       =======


                                                            Year ended December 31, 1999
                                                       --------------------------------------

                                                                                 Amortization
                                                                                  of Deferred
                                                                                    Policy
                                                       Dividends to   Interest   Acquisition
                                                       Policyholders  Expense       Costs
Financial Services Businesses:                         -------------  --------  -------------
                                                                 (In Millions)
 Individual Life Insurance                               $     8       $     4       $   185
 Private Client Group                                         --            --            --
 Retail Investments                                           --             5           230
 Property and Casualty Insurance                              --            --           350
                                                         -------       -------       -------
  Total U.S. Consumer Division                                 8             9           765
                                                         -------       -------       -------


 Group Insurance                                              --            --            --
 Other Employee Benefits                                      --            51            10
                                                         -------       -------       -------
  Total Employee Benefits Division                            --            51            10
                                                         -------       -------       -------


 International Insurance                                       2            --           102
 International Securities and Investments                     --            --             1
                                                         -------       -------       -------
  Total International Division                                 2            --           103
                                                         -------       -------       -------


 Investment Management and Advisory Services                  --            --            --
 Other Asset Management                                       --            --            --
                                                         -------       -------       -------
  Total Asset Management Division                             --            --            --
                                                         -------       -------       -------


 Corporate and Other                                           5           420           (32)
                                                         -------       -------       -------
  Total                                                       15           480           846
                                                         -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Reserves                                                    --            --            --
  Amortization of deferred policy
   acquisition costs                                          --            --            (5)
                                                         -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                        --            --            (5)
                                                         -------       -------       -------
 Divested businesses and related runoff operations            --            --            --
                                                         -------       -------       -------
  Total -- Financial Services Businesses                      15           480           841
                                                         -------       -------       -------
Traditional Participating Products segment                 2,246            71           314
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Dividends to policyholders                                 310            --            --
                                                         -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                             310            --            --
                                                         -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        2,556            71           314
                                                         -------       -------       -------
  Total per Consolidated Financial Statements            $ 2,571       $   551       $ 1,155
                                                         =======       =======       =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)



                                                                Year ended December 31, 1998
                                                        ------------------------------------------------------
                                                                                                   Interest
                                                                                                 Credited to
                                                                       Net                      Policyholders'
                                                                    Investment  Policyholders'     Account
                                                          Revenues    Income       Benefits        Balances
                                                          --------  ----------  --------------  --------------
                                                                          (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $ 1,674       $   300       $   525       $   117
 Private Client Group                                      2,317           255            --            --
 Retail Investments                                        1,532           567           125           294
 Property and Casualty Insurance                           1,812           223         1,070            --
                                                         -------       -------       -------       -------
  Total U.S. Consumer Division                             7,335         1,345         1,720           411
                                                         -------       -------       -------       -------

 Group Insurance                                           2,205           441         1,650           158
 Other Employee Benefits                                   3,258         2,730           991         1,278
                                                         -------       -------       -------       -------
  Total Employee Benefits Division                         5,463         3,171         2,641         1,436
                                                         -------       -------       -------       -------

 International Insurance                                   1,090            65           742             3
 International Securities and Investments                    532            55            --            --
                                                         -------       -------       -------       -------
  Total International Division                             1,622           120           742             3
                                                         -------       -------       -------       -------

 Investment Management and Advisory Services                 740             2            --            --
 Other Asset Management                                      253             9            --            --
                                                         -------       -------       -------       -------
  Total Asset Management Division                            993            11            --            --
                                                         -------       -------       -------       -------

 Corporate and Other                                         313           894            20            --
                                                         -------       -------       -------       -------
  Total                                                   15,726         5,541         5,123         1,850
                                                         -------       -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     944            --            --            --
 Related Charges:
  Reserves                                                    --            --           218            --
  Amortization of deferred policy
   acquisition costs                                          --            --            --            --
                                                         -------       -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                       944            --           218            --
                                                         -------       -------       -------       -------
 Divested businesses and related runoff operations           325           119            55            --
                                                         -------       -------       -------       -------
  Total -- Financial Services Businesses                  16,995         5,660         5,396         1,850
                                                         -------       -------       -------       -------
Traditional Participating Products segment                 8,332         3,794         4,390           103
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   1,697            --            --            --
 Related Charges:
  Dividends to policyholders                                  --            --            --            --
                                                         -------       -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                           1,697            --            --            --
                                                         -------       -------       -------       -------
  Total -- Traditional Participating
   Products segment                                       10,029         3,794         4,390           103
                                                         -------       -------       -------       -------
  Total per Consolidated Financial Statements            $27,024       $ 9,454       $ 9,786       $ 1,953
                                                         =======       =======       =======       =======

                                                            Year ended December 31, 1998
                                                       --------------------------------------
                                                                                Amortization
                                                                                 of Deferred
                                                                                   Policy
                                                       Dividends to   Interest   Acquisition
                                                       Policyholders  Expense       Costs
                                                       -------------  --------  -------------
                                                                     (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $     5       $     4       $   185
 Private Client Group                                         --            --            --
 Retail Investments                                           --             3           180
 Property and Casualty Insurance                              --            --           340
                                                         -------       -------       -------
  Total U.S. Consumer Division                                 5             7           705
                                                         -------       -------       -------


 Group Insurance                                              --             1            --
 Other Employee Benefits                                      --            28            10
                                                         -------       -------       -------
  Total Employee Benefits Division                            --            29            10
                                                         -------       -------       -------


 International Insurance                                       2            --           103
 International Securities and Investments                     --            --             1
                                                         -------       -------       -------
  Total International Division                                 2            --           104
                                                         -------       -------       -------


 Investment Management and Advisory Services                  --            --             5
 Other Asset Management                                       --            --            --
                                                         -------       -------       -------
  Total Asset Management Division                             --            --             5
                                                         -------       -------       -------


 Corporate and Other                                           5           446           (50)
                                                         -------       -------       -------
  Total                                                       12           482           774
                                                         -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Reserves                                                    --            --            --
  Amortization of deferred policy
   acquisition costs                                          --            --             7
                                                         -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                        --            --             7
                                                         -------       -------       -------
 Divested businesses and related runoff operations            --            --            --
                                                         -------       -------       -------
  Total -- Financial Services Businesses                      12           482           781
                                                         -------       -------       -------
Traditional Participating Products segment                 2,229            66           358
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Dividends to policyholders                                 236            --            --
                                                         -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                             236            --            --
                                                         -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        2,465            66           358
                                                         -------       -------       -------
  Total per Consolidated Financial Statements            $ 2,477       $   548       $ 1,139
                                                         =======       =======       =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The summary below presents total assets for the Company's reportable segments as of December 31, 2000, 1999 and 1998.

                                                                                                    Assets
                                                                                      ---------------------------------
                                                                                             2000       1999       1998
                                                                                         --------   --------   --------
                                                                                                 (In Millions)
Individual Life Insurance                                                                $ 22,992   $ 22,040   $ 20,406
Private Client Group                                                                       18,426     23,157     17,681
Retail Investments                                                                         27,042     28,658     25,594
Property and Casualty Insurance                                                             4,763      4,380      4,865
                                                                                         --------   --------   --------
  Total U.S. Consumer Division                                                             73,223     78,235     68,546
                                                                                         --------   --------   --------

Group Insurance                                                                            15,891     13,850     12,014
Other Employee Benefits                                                                    59,926     60,105     67,702
                                                                                         --------   --------   --------
  Total Employee Benefits Division                                                         75,817     73,955     79,716
                                                                                         --------   --------   --------

International Insurance                                                                     6,726      5,804      4,329
International Securities and Investments                                                    3,644      3,471      3,460
                                                                                         --------   --------   --------
  Total International Division                                                             10,370      9,275      7,789
                                                                                         --------   --------   --------

Investment Management and Advisory Services                                                20,251     18,174     18,421
Other Asset Management                                                                     10,351      7,384      5,716
                                                                                         --------   --------   --------
  Total Asset Management Division                                                          30,602     25,558     24,137
                                                                                         --------   --------   --------

Corporate and Other                                                                        12,814     29,498     36,136
                                                                                         --------   --------   --------
  Total--Financial Services Businesses                                                    202,826    216,521    216,324
                                                                                         --------   --------   --------

Traditional Participating Products segment                                                 69,927     68,573     63,098
                                                                                         --------   --------   --------
  Total Assets                                                                           $272,753   $285,094   $279,422
                                                                                         ========   ========   ========

17.  CONTINGENCIES AND LITIGATION
   Contingencies

   On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, the Company entered into a stop-loss reinsurance agreement with Everest whereby the Company will reinsure Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing of the sale.

   The Company's property and casualty operations are subject to rate and other laws and regulations covering a range of trade and claim settlement practices. State insurance regulatory authorities have broad discretion in approving an insurer's proposed rates. A significant portion of the Company's automobile insurance is written in the state of New Jersey. Under certain circumstances, New Jersey insurance laws require an insurer to provide a refund or credit to policyholders based upon the profits earned on automobile insurance.

   The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements.

   It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes,

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)




   however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

   Litigation

   The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

   As of December 31, 2000, the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

   The Company believes that its reserves related to sales practices, as of December 31, 2000, are adequate. No incremental provisions were recorded in 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)


   The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                                   Year Ended December 31,
                                                                        --------------------------------------------
                                                                           2000      1999      1998     1997    1996
                                                                          -----    ------    ------   ------  ------
                                                                                        (In Millions)
Liability balance at beginning of period                                  $ 891    $3,058    $2,553   $  963  $  -
Charges to expense:
  Remedy costs                                                              (54)      (99)      510    1,640     410
  Additional sales practices costs                                           54       199       640      390     715
                                                                          -----    ------    ------   ------  ------
  Total charges to expense                                                    -       100     1,150    2,030   1,125
Amounts paid or credited:
  Remedy costs                                                              448     1,708       147        -       -
  Additional sales practices costs                                          190       559       498      440     162
                                                                          -----    ------    ------   ------  ------
  Total amounts paid or credited                                            638     2,267       645      440     162
                                                                          -----    ------    ------   ------  ------
Liability balance at end of period                                        $ 253    $  891    $3,058   $2,553  $  963
                                                                          =====    ======    ======   ======  ======


   In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

   In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

   In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
   (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

   In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This was offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

   In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This was partially offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

   In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or is commenced within two years

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)


   of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. This litigation is in the preliminary stages.

   The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

18. OTHER EVENTS

   The Company is currently seeking to acquire Kyoei Life Insurance Co., Ltd. ("Kyoei"), a financially troubled Japanese life insurer, subject to final completion of reorganization proceedings involving Kyoei under the Corporate Reorganization Law of Japan ("Reorganization Law"). Pursuant to these proceedings, on April 2, 2001, the Tokyo District Court approved a reorganization plan ("Reorganization Plan") providing for the restructuring of Kyoei's assets and liabilities. The Reorganization Plan is expected to become effective in April 2001. The Reorganization Plan includes the extinguishment of all existing stock of Kyoei for no consideration and the issuance of one million new shares of common stock. Under the Reorganization Plan, the Company will contribute approximately $437 million in cash to Kyoei's capital and acquire 100% of Kyoei's newly issued common stock and provide approximately $857 million to Kyoei in the form of a subordinated loan. There is no assurance that the Company will complete the proposed acquisition.



                                     ******

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